     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON April 29, 2005
================================================================================
                                                 REGISTRATION FILE NO. 333-68114
                                                                       811-10477


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   ----------

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / /

                    PRE-EFFECTIVE AMENDMENT NO. ___                    / /


                    POST-EFFECTIVE AMENDMENT NO. 6                     /X/


                                     AND/OR

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                    ACT OF 1940                                        / /


                    AMENDMENT NO. 5                                    /X/


                        (CHECK APPROPRIATE BOX OR BOXES.)

                 SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)
                              1401 LIVINGSTON LANE
                           JACKSON, MISSISSIPPI 39213
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (601) 981-7422

           JOSEPH A. PURVIS, ESQ.                           COPY TO:
SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY           STEPHEN E. ROTH, ESQ.
            1401 LIVINGSTON LANE                 SUTHERLAND ASBILL & BRENNAN LLP
         JACKSON, MISSISSIPPI 39213              1275 PENNSYLVANIA AVENUE, N.W.
  (NAME AND ADDRESS OF AGENT FOR SERVICE)           WASHINGTON, DC 20004-2415

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this registration statement.

 It is proposed that this filing will become effective (check appropriate box):


  / / immediately upon filing pursuant to paragraph (b) of Rule 485. /X/ on May 1, 2005 pursuant to paragraph (b) of Rule 485.
  / / 60 days after filing pursuant to paragraph (a)(1) of Rule 485. / / on (date) pursuant to paragraph (a)(1) of Rule 485.


  If appropriate, check the following box:

  / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

                      TITLE OF SECURITIES BEING REGISTERED:
                Adjustable Premium Variable Life Insurance Policy
================================================================================

                Adjustable Premium Variable Life Insurance Policy

                                    Issued by

                 SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

                                       and

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                              1401 Livingston Lane
                           Jackson, Mississippi 39213

                                  P.O. Box 140
                           Jackson, Mississippi 39205
                            Telephone: (866) 288-2172

                                   PROSPECTUS

                                   May 1, 2005

This prospectus describes an adjustable premium variable life insurance policy ("Policy") offered by Southern Farm Bureau Life Insurance Company (the "Company"). The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. Certain Policy provisions may vary based on the state where the Company issues the Policy. You should consider the Policy in conjunction with other insurance you own since it may not be advantageous to replace existing insurance with the Policy or use the proceeds from any existing insurance to purchase the Policy. Please consult your insurance agent.

You can allocate your Policy's values to:

     - One or more Subaccounts of Southern Farm Bureau Life Variable Life Account (the "Separate Account"), each of which invests exclusively in a corresponding portfolio listed on this page; or

     - a Declared Interest Option, which credits a specified rate of interest.

A prospectus for each of the portfolios available through the Separate Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

PLEASE NOTE THAT THE POLICIES AND THE PORTFOLIOS:

     -    ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

     -    ARE NOT FEDERALLY INSURED;

     -    ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

     -    ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

       THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR
       COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following portfolios are available:

T. ROWE PRICE EQUITY SERIES, INC.                          FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
   T. Rowe Price Equity Income Portfolio                      Fidelity VIP Growth Portfolio--Initial Class
   T. Rowe Price Mid-Cap Growth Portfolio                     Fidelity VIP High Income Portfolio--Initial Class
   T. Rowe Price Personal Strategy Balanced Portfolio         Fidelity VIP Overseas Portfolio--Initial Class
                                                              Fidelity VIP Contrafund(R) Portfolio--Initial Class
T. ROWE PRICE FIXED INCOME SERIES, INC.                       Fidelity VIP Index 500 Portfolio--Initial Class
   T. Rowe Price Limited-Term Bond Portfolio                  Fidelity VIP Mid Cap Portfolio--Initial Class
   T. Rowe Price Prime Reserve Portfolio

The T. Rowe Price Mid-Cap Growth Subaccount, which invests in the T. Rowe Price Mid-Cap Growth Portfolio, is not available for investment (allocation of premium payments and transfers of Accumulated Value) to any Owner whose Policy was issued on or after May 1, 2004. Owners whose Policies were issued prior to May 1, 2004 may allocate premium payments and transfer Accumulated Value from the other Subaccounts and the Declared Interest Option to the T. Rowe Price Mid-Cap Growth Subaccount and transfer Accumulated Value from the T. Rowe Price Mid-Cap Growth Subaccount to the other Subaccounts and the Declared Interest Option.

TABLE OF CONTENTS


                                                                          PAGE
                                                                        -------
POLICY BENEFITS/RISKS SUMMARY                                                 3
Policy Benefits                                                               3
       Death Benefit                                                          3
       Surrenders and Partial Withdrawals                                     3
       Transfers                                                              3
       Loans                                                                  4
       Premiums                                                               4
       The Policy                                                             4
       Supplemental Benefits and Riders                                       5
Policy Risks                                                                  5
       Investment Risk                                                        5
       Risk of Lapse                                                          5
       Tax Risks                                                              5
       Partial Withdrawal and Surrender Risks                                 6
       Policy Loan Risks                                                      6
       Risk of an Increase in Current Fees and Expenses                       6
Portfolio Risks                                                               6
FEE TABLE                                                                     7
THE POLICY                                                                   12
       Purchasing a Policy                                                   12
       Replacement of Existing Insurance                                     12
       When Insurance Coverage Takes Effect                                  12
       Canceling a Policy (Free-Look Right)                                  12
       Ownership Rights                                                      12
       Modifying the Policy                                                  13
PREMIUMS                                                                     14
       Allocating Premiums                                                   14
POLICY VALUES                                                                15
       Accumulated Value                                                     15
       Net Surrender Value                                                   15
       Variable Accumulated Value                                            16
       Unit Value                                                            16
       Declared Interest Option Accumulated Value                            17
DEATH BENEFIT                                                                17
       Death Proceeds                                                        17
       Death Benefit                                                         17
       Changing the Specified Amount                                         18
SURRENDERS AND PARTIAL WITHDRAWALS                                           18
       Surrenders                                                            18
       Partial Withdrawals                                                   19
TRANSFERS                                                                    19
LOANS                                                                        23
       Loan Conditions                                                       23
POLICY LAPSE AND REINSTATEMENT                                               24
       Lapse                                                                 24
       Reinstatement                                                         24

                                                                          PAGE
                                                                        -------
THE COMPANY AND THE DECLARED INTEREST OPTION                                 24
       Southern Farm Bureau Life Insurance Company                           24
       The Declared Interest Option                                          24
THE SEPARATE ACCOUNT AND THE PORTFOLIOS                                      25
       The Separate Account                                                  25
       The Portfolios                                                        26
       Voting Portfolio Shares                                               29
CHARGES AND DEDUCTIONS                                                       29
       Premium Expense Charge                                                29
       Monthly Deduction                                                     30
       Mortality and Expense Risk Charge                                     31
       Surrender and Withdrawal Charges                                      31
       Transfer Charge                                                       31
       Portfolio Expenses                                                    32
FEDERAL TAX CONSIDERATIONS                                                   32
SUPPLEMENTAL BENEFITS AND RIDERS                                             34
SALE OF THE POLICIES                                                         35
STATE VARIATIONS                                                             35
LEGAL PROCEEDINGS                                                            36
FINANCIAL STATEMENTS                                                         36
GLOSSARY                                                                     37
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                   SAI-TOC
APPENDIX A--Table of Death Benefit Factors                                  A-1

POLICY BENEFITS/RISKS SUMMARY

     This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                 POLICY BENEFITS

     Your Policy is an adjustable premium variable life insurance policy that provides life insurance protection in the event of the death of the Insured. The death proceeds payable to the beneficiary may and your Accumulated Value under the Policy will vary based on the investment performance of the Subaccounts you choose and interest credited in the Declared Interest Option. You may make partial withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this prospectus. You may surrender the Policy at any time. WE DO NOT GUARANTEE ANY MINIMUM ACCUMULATED VALUE OR SURRENDER VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

DEATH BENEFIT

          - DEATH PROCEEDS: We pay death proceeds to the beneficiary upon receiving due proof of the Insured's death and after any necessary claims requirements or investigations are completed. The death proceeds equal the death benefit less any Indebtedness and unpaid monthly deductions.

     The death benefit is the greater of:

               -    the Specified Amount; OR

               - the Accumulated Value multiplied by the death benefit factor for the Insured's Attained Age listed in the Table of Death Benefit Factors in Appendix A.

          - ACCELERATED DEATH BENEFIT: Under the Accelerated Benefit Rider, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness. We will deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associated with adding the Accelerated Benefit Rider or receiving the accelerated death benefit are uncertain. YOU SHOULD CONSULT A TAX ADVISER BEFORE ADDING THE ACCELERATED BENEFIT RIDER TO YOUR POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT.

SURRENDERS AND PARTIAL WITHDRAWALS

          - SURRENDER: At any time while the Policy is in force, you may make a request to surrender your Policy and receive the Net Surrender Value. The Net Surrender Value equals the Surrender Value less any outstanding Indebtedness. You cannot reinstate a surrendered Policy. A SURRENDER MAY HAVE TAX CONSEQUENCES.

          - PARTIAL WITHDRAWALS: You may make a written request to withdraw at least $500 of the Net Surrender Value. Your Net Surrender Value after a partial withdrawal must be at least $5,000. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES.

TRANSFERS

          - You may make transfers among the Subaccounts and the Declared Interest Option. However, if your Policy was issued on or after May 1, 2004, you may not transfer Accumulated Value to the
               T. Rowe Price Mid-Cap Growth Subaccount.

          - The minimum amount you may transfer from a Subaccount or the Declared Interest Option is the lesser of $100 or the total Accumulated Value in the Subaccount or the Declared Interest Option.

LOANS

          - You may take a loan from your Policy at any time. The maximum loan amount you may take is the Surrender Value. You may increase your risk of lapse if you take a loan. LOANS MAY HAVE TAX CONSEQUENCES.

          - We charge you an annual interest rate of 8% on your loan. Charged interest is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues additional interest at the same rate if it is not paid by the end of the Policy Year.

          - As collateral for the loan, we segregate an amount equal to the loan in the Declared Interest Option. We will credit interest on those amounts ("earned interest rate") and guarantee that the annual earned interest rate will not be lower than 4%.

          - You may repay all or part of your Indebtedness at any time while the Insured is alive and the Policy is in force.

          - We deduct any Indebtedness from the Surrender Value upon surrender, and from the death proceeds payable on the Insured's death.

PREMIUMS

          - FLEXIBILITY OF PREMIUMS: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Maturity
               Date) and in any amount (but not less than $15), subject to a certain maximum. You can select a premium payment plan to pay planned periodic premiums monthly, semi-annually, or annually. You are not required to pay premiums according to the plan.

          - CANCELLATION PRIVILEGE: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid less any partial withdrawals; or (2) the Accumulated Value on the Business Day we receive the Policy at the Home Office plus any charges we deducted. The free look period expires at midnight on the 30th day after you receive the Policy. This period will be longer if required by state law.

THE POLICY

          - OWNERSHIP RIGHTS: While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

          - SEPARATE ACCOUNT: You may direct the money in your Policy to any of the Subaccounts of the Separate Account. However, if your Policy was issued on or after May 1, 2004, you may not direct your money to the T. Rowe Price Mid-Cap Growth Subaccount. Each Subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus.

          - DECLARED INTEREST OPTION: You may direct the money in your Policy to the Declared Interest Option where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

          - ACCUMULATED VALUE: Accumulated Value is the sum of your amounts in the Subaccounts and the Declared Interest Option, including any amounts securing loans under the Policy. Accumulated Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM ACCUMULATED VALUE.

          - PAYMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Home Office.

SUPPLEMENTAL BENEFITS AND RIDERS

     We offer three riders that provide supplemental benefits under the Policy, the Children's Term Rider, Waiver of Monthly Deductions Agreement and Accelerated Benefit Rider. We deduct monthly charges for the Children's Term Rider and Waiver of Monthly Deductions Agreement from Accumulated Value as part of the monthly deduction. We assess an administrative fee if you elect to accelerate a portion of your death benefit under the Accelerated Benefit Rider. Your insurance agent can help you determine whether any of the riders are suitable for you. These riders may not be available in all states. Please contact us for further details.

                                  POLICY RISKS

INVESTMENT RISK

     If you invest your Accumulated Value in one or more Subaccounts, then you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulated Value will decrease. You could lose everything you invest. You will also be subject to the risk that the investment performance of the Subaccounts you choose may be less favorable than that of other Subaccounts, and in order to keep the Policy in force may be required to pay more premiums than originally planned.

     If you allocate Net Premiums to the Declared Interest Option, then we credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF LAPSE

     If your Net Accumulated Value during the first three Policy Years or your Net Surrender Value after the first three Policy Years is not enough to pay the charges deducted each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy generally will not lapse at the end of a grace period if, before then, you make a sufficient premium payment. You may reinstate a lapsed Policy, subject to certain conditions.

TAX RISKS

     We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds.

     Depending on the total amount of premiums you pay, the Policy may be treated as a Modified Endowment Contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

     SEE "FEDERAL TAX CONSIDERATIONS." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

PARTIAL WITHDRAWAL AND SURRENDER RISKS

     The surrender charge under the Policy applies for the first 10 Policy Years (as well as during the first 10 Policy Years following an increase in Specified Amount) in the event you surrender the Policy or the Policy lapses. It is possible that you will receive no Net Surrender Value if you surrender your Policy. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

     Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges affect the Net Surrender Value which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). SEE "Risk of Lapse," above.

     Partial Withdrawals may not lower the Net Surrender Value below $5,000. Partial Withdrawals are assessed a charge equal to the lesser of $25 or 2% of the amount withdrawn.

     A PARTIAL WITHDRAWAL OR SURRENDER MAY HAVE TAX CONSEQUENCES.

POLICY LOAN RISKS

     Loans from the Policy, whether or not repaid, will affect Accumulated Value over time because we segregate the amount of the loan in the Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts and may not be credited with the same interest rates accruing on the Declared Interest Option.

     We reduce the amount we pay on the Insured's death by the amount of any outstanding loan from the Policy and your Policy may lapse (terminate without value) if outstanding loans plus any accrued interest payable reduce the Net Surrender Value to zero.

     If you surrender the Policy or allow it to lapse while a loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

     A LOAN MAY HAVE TAX CONSEQUENCES.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

     Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

                                 PORTFOLIO RISKS

     A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information.

     There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLE

     The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Policy.

     The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy, or transfer your Policy's Net Accumulated Value among the Subaccounts and/or the Declared Interest Option.

                                TRANSACTION FEES

                                                                             AMOUNT DEDUCTED--
                                               WHEN CHARGE IS               MAXIMUM GUARANTEED            AMOUNT DEDUCTED--
CHARGE                                            DEDUCTED                       CHARGE                    CURRENT CHARGE
------------------------------------   -----------------------------   ----------------------------   -------------------------
PREMIUM EXPENSE CHARGE                 Upon receipt of each premium    12% of premium payments        10% of premium payments
                                       payment                                                        up to the basic annual
                                                                                                      premium(1) and 3% of
                                                                                                      premium payments above
                                                                                                      the basic annual premium

PARTIAL WITHDRAWAL CHARGE              Upon withdrawal                 2% of the amount               2% of the amount
                                                                       withdrawn, not to exceed $25   withdrawn, not to exceed
                                                                                                      $25

SURRENDER CHARGE(2)                    Upon a full surrender or
                                       lapse of your Policy during
                                       the first ten Policy
                                       Years, and during the first
                                       ten Policy Years following an
                                       increase in Specified Amount

MINIMUM INITIAL SURRENDER                                                        $237.50                      $237.50
CHARGE(3)

MAXIMUM INITIAL SURRENDER CHARGE(4)                                             $10,956.25                   $10,956.25

CHARGE FOR MALE AGE 35 PREFERRED NON                                             $506.25                       $506.25
TOBACCO WITH $250,000 SPECIFIED
AMOUNT FOR THE FIRST POLICY YEAR

TRANSFER CHARGE                        Upon transfer                   First twelve transfers in      First twelve transfers
                                                                       a Policy Year are              in a Policy Year are
                                                                       free, $40 for each             free, $25 for each
                                                                       subsequent transfer            subsequent transfer(5)

----------
(1) The basic annual premium is a hypothetical annual premium which is based on the Issue Age, sex and underwriting classification of the Insured and Specified Amount of the Policy. The basic annual premium for a Policy with a Specified Amount of $250,000 is $1,012.50 where the Insured has the following characteristics: Issue Age 35, Male, Preferred Non Tobacco. The basic annual premium for your Policy is shown on the Schedule Page of the Policy.

(2) For the first Policy Year or the first Policy Year after an increase in Specified Amount, the surrender charge equals 50% of the basic annual premium and decreases to 0% over ten years. The surrender charges shown in the table may not be typical of the charges you will pay. More detailed information concerning the surrender charge is available on request from your insurance agent or our Home Office. Also, before you purchase the Policy, we will provide you hypothetical illustrations of Policy values, including the Surrender Value, based upon the Issue Age, sex, underwriting class of the Insured, Specified Amount, planned periodic premiums, and riders requested. Please consult your insurance agent or our Home Office for information about the surrender charge.

(3) The minimum initial surrender charge assumes that the Policy has a Specified Amount of $250,000, the Policy is in the first Policy Year and that the Insured has the following characteristics: Issue Age 18, Female, Super Preferred Non Tobacco.

(4) The maximum initial surrender charge assumes that the Policy has a Specified Amount of $250,000, the Policy is in the first Policy Year and that the Insured has the following characteristics: Issue Age 75, Male, Tobacco.

(5) We currently do not assess a charge for any transfer among the Subaccounts and the Declared Interest Option, however, we reserve the right to charge $25 for the 13th and each additional transfer in a Policy Year.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                                                                            AMOUNT DEDUCTED--
                                              WHEN CHARGE IS                MAXIMUM GUARANTEED            AMOUNT DEDUCTED--
CHARGE                                           DEDUCTED                         CHARGE                   CURRENT CHARGE
------------------------------------   -----------------------------   ----------------------------   -------------------------
COST OF INSURANCE CHARGE(6)            Monthly, on the Monthly
                                       Deduction Day

MINIMUM CHARGE(7)                                                      $0.08 per $1,000 of Net        $0.03 per $1,000 of Net
                                                                       Amount of Risk                 Amount of Risk

MAXIMUM CHARGE(8)                                                      $7.33 per $1,000 of Net        $5.16 per $1,000 of Net
                                                                       Amount of Risk                 Amount of Risk

CHARGE FOR MALE AGE 35                                                 $0.14 per $1,000 of Net        $0.07 per $1,000 of Net
PREFERRED NON TOBACCO WITH                                             Amount of Risk                 Amount of Risk
SPECIFIED AMOUNT OF $250,000
FOR FIRST POLICY YEAR

MONTHLY POLICY EXPENSE CHARGE          On Policy Date and                          $10                             $6
                                       monthly, on each Monthly
                                       Deduction Date

MORTALITY AND EXPENSE RISK             Daily                           1.05% (annually) of the        1.05% (annually) of the
CHARGE                                                                 average daily net assets of    average daily net assets
                                                                       each Subaccount you are        of each Subaccount you
                                                                       invested in                    are invested in

POLICY LOAN INTEREST SPREAD(9)         On each Policy Anniversary      4% effective annual rate       2% effective annual rate


----------
(6) The cost of insurance charge will vary based on the Issue Age, sex, and underwriting classification of the Insured, Accumulated Value and the Specified Amount of the Policy. The cost of insurance charges shown in the table may not be typical of the charges you will pay. The Schedule Page of your Policy indicates the guaranteed cost of insurance rates applicable to your Policy, and more detailed information concerning your cost of insurance charge is available on request from your insurance agent or our Home Office. Also, before you purchase the Policy, we will provide you hypothetical illustrations of Policy values based upon the Insured's Issue Age and underwriting class, Specified Amount, planned periodic premiums, and riders requested.


As required under applicable law, the cost of insurance charges set forth in the above table have been rounded to two decimal places. Please consult your insurance agent or our Home Office for information about your cost of insurance charge.


(7) The minimum cost of insurance charge assumes that the Policy has a Specified Amount of $250,000, the Policy is in the first Policy Year, and the Insured has the following characteristics: Issue Age 18, Female, Super Preferred Non Tobacco.

(8) The maximum cost of insurance charge assumes that the Policy has a Specified Amount of $250,000, the Policy is in the first Policy Year, and the Insured has the following characteristics: Issue Age 75, Male, Tobacco.

(9) The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan (an effective annual rate of 8%) and the amount of interest we credit to the amounts we hold as collateral for the loan guaranteed at an effective annual rate equal to 4% (currently, an effective annual rate of 6%).

                                PERIODIC CHARGES
                         (OPTIONAL BENEFIT RIDERS ONLY)


                                                                            AMOUNT DEDUCTED--
OPTIONAL BENEFIT                              WHEN CHARGE IS                MAXIMUM GUARANTEED            AMOUNT DEDUCTED--
RIDER CHARGES                                    DEDUCTED                         CHARGE                   CURRENT CHARGE
------------------------------------   -----------------------------   ----------------------------   -------------------------
ACCELERATED BENEFIT RIDER(10)          Upon election                   Greater of 3% of the           Greater of 3% of the
                                                                       accelerated benefit amount     accelerated benefit
                                                                       or $300                        amount or $300

WAIVER OF MONTHLY DEDUCTIONS           Monthly, on the Monthly
AGREEMENT(11)                          Deduction Day

MINIMUM CHARGE(12)                                                     $0.02 per $1000 of Net         $0.02 per $1000 of Net
                                                                       Amount of Risk                 Amount of Risk

MAXIMUM CHARGE(13)                                                     $0.19 per $1000 of Net         $0.19 per $1000 of Net
                                                                       Amount of Risk                 Amount of Risk

CHARGE FOR MALE AGE 35 PREFERRED                                       $0.02 per $1000 of Net         $0.02 per $1000 of Net
NON TOBACCO WITH SPECIFIED AMOUNT                                      Amount of Risk                 Amount of Risk
OF $250,000 FOR FIRST POLICY YEAR

CHILDREN'S TERM RIDER(14)              Monthly, on the Monthly         $0.38 per $1,000 of rider      $0.38 per $1,000 of
                                       Deduction Day                   coverage amount                rider coverage amount


----------

(10) The Company does not assess a charge for the election of the Accelerated Benefit Rider. However, we will assess an administrative fee at the time payment of an accelerated benefit amount is made. That administrative fee may vary based on your state of residence. In most states where the Company offers the Rider, the fee may vary based on the accelerated benefit amount. In all states we sell the Policy, the maximum accelerated benefit amount is $250,000. Please consult your insurance agent or our Home Office for more information about the administrative fee.


(11) The Waiver of Monthly Deductions Agreement charge varies based on the age of the Insured and the Net Amount of Risk of the Policy. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding the Waiver of Monthly Deductions Agreement charge is available upon request from your insurance agent or our Home Office.

(12) The minimum Waiver of Monthly Deductions Agreement charge assumes that the Insured has the following characteristics: Age 18.

(13) The maximum Waiver of Monthly Deductions Agreement charge assumes that the Insured has the following characteristics: Age 55.


(14) The charge for the Children's Term Rider is $0.40 per $1,000 of the rider coverage amount if you also elect the Waiver of Monthly Deductions Agreement. As required under applicable law, the charges for the Children's Term Rider have been rounded to two decimal places. Please consult your insurance agent or our Home Office about the charge for the Children's Term Rider.

     The following table shows the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the fiscal year ended December 31, 2004. Current and future expenses of the portfolios may be higher or lower than those shown. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.


                       ANNUAL PORTFOLIO OPERATING EXPENSES
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


                                                                                     MINIMUM        MAXIMUM
                                                                                     -------        -------
Total Annual Portfolio Operating Expenses Before Fee Waivers or Reimbursements
(expenses that are deducted from portfolio assets, including management fees and
other expenses)                                                                         0.35%          0.91%

Total Annual Portfolio Operating Expenses After Contractual
Fee Waiver or Reimbursement(15)                                                         0.10%(16)      0.91%


----------

(15) The "Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the minimum and maximum fees and expenses charged by any of the Portfolios that have contractual fee waivers or reimbursements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue past the current year. Currently, only one Portfolio has a contractual fee waiver or reimbursement arrangement in place. See the "Annual Portfolio Operating Expenses" Table on Page 11 for a description of the fees and expenses charged by each of the Portfolios available under the Policy as well as any applicable contractual fee waiver or reimbursement arrangements.

(16) Effective March 1, 2005, the manager of the Fidelity VIP Index 500 Portfolio (Initial Class) has contractually agreed to reduce its management fee to 0.10%, and Fund expenses are limited to 0.10% (except for interest, taxes, brokerage commissions, securities lending fees, or extraordinary expenses).

             ANNUAL PORTFOLIO OPERATING EXPENSES FOR EACH PORTFOLIO
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


     The following table indicates the portfolio fees and expenses for each portfolio for the year ended December 31, 2004. Current and future expenses may be higher or lower than those shown.



                                                                       TOTAL ANNUAL                       TOTAL ANNUAL
                                                                      EXPENSES BEFORE  TOTAL AMOUNT OF   EXPENSES AFTER
                                                                      CONTRACTUAL FEE  CONTRACTUAL FEE   CONTRACTUAL FEE
                                                MANAGEMENT   OTHER      WAIVERS AND      WAIVERS AND       WAIVERS AND
PORTFOLIO NAME                                     FEES     EXPENSES  REIMBURSEMENTS   REIMBURSEMENTS    REIMBURSEMENTS
----------------------------------------------  ----------  --------  ---------------  ---------------  ----------------
T. Rowe Price Equity Series, Inc.
   Equity Income Portfolio                         0.85%      0.00%     0.85%(17)           N/A              N/A
   Mid-Cap Growth Portfolio                        0.85%      0.00%     0.85%(17)           N/A              N/A
   Personal Strategy Balanced Portfolio            0.90%      0.00%     0.90%(17)(18)       N/A              N/A
T. Rowe Price Fixed Income Series, Inc.
   Limited-Term Bond Portfolio                     0.70%      0.00%     0.70%(17)           N/A              N/A
   Prime Reserve Portfolio                         0.55%      0.00%     0.55%(17)           N/A              N/A
Fidelity Variable Insurance Products Funds
   VIP Growth Portfolio (Initial Class)            0.58%      0.10%     0.68%(19)           N/A              N/A
   VIP High Income Portfolio (Initial Class)       0.58%      0.13%     0.71%               N/A              N/A
   VIP Overseas Portfolio (Initial Class)          0.72%      0.19%     0.91%(19)           N/A              N/A
   VIP Contrafund(R) Portfolio (Initial Class)     0.57%      0.11%     0.68%(19)           N/A              N/A
   VIP Index 500 Portfolio (Initial Class)         0.24%      0.11%     0.35%(20)          0.25%(21)        0.10%(21)
   VIP Mid Cap Portfolio (Initial Class)           0.57%      0.14%     0.71%(19)           N/A              N/A


----------

(17) Management fees include the ordinary, recurring operating expenses of the portfolios, but does not cover interest, taxes, brokerage commissions and other charges incident to the purchase and sale of portfolio securities, nonrecurring and extraordinary items or fees and expenses for the portfolios' independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(18) The portfolio's manager has voluntarily agreed to reduce its management fee by the amount of expenses incurred as a result of the portfolio's investment in other T. Rowe Price portfolios. The amounts shown in the table do not include that reduction. After taking that reduction into account, actual total annual expenses would have been 0.87%. This fee waiver is a voluntary arrangement and may be discontinued at any time.

(19) A portion of the brokerage commissions that certain portfolios pay may be used to reduce Fund expenses. In addition, certain portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. The amounts shown in the table do not include these reductions. Including these reductions, the total annual expenses presented in the preceding table would have been:
Growth Portfolio-0.65%, Overseas Portfolio-0.87%, Contrafund(R) Portfolio-0.66% and Mid Cap Portfolio-0.68%. These offsets may be discontinued at any time.

(20) The Funds' manager voluntarily agreed to reimburse the expenses of the portfolio if they exceeded 0.28%. Including this reimbursement, the management fee, other expenses and total annual expenses in 2004 were 0.24%, 0.04% and 0.28%, respectively.

(21) Beginning on March 1, 2005, the Fund's manager agreed to pay certain portfolio expenses to the extent total expenses exceeded 0.10% for the Fidelity VIP Index 500 Portfolio (Initial Class). The amounts shown in the table reflect the expenses of the Fidelity VIP Index 500 Portfolio (Initial Class) for the fiscal year ended December 31, 2004 restated to take into account the contractual expense reimbursement arrangement.

THE POLICY

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application to your agent who, in turn, will forward the completed application to us at our Home Office. Your agent is a licensed insurance agent and a registered representative of a broker-dealer authorized to sell the Policy.

     We determine the minimum Specified Amount benefit for a Policy based on the Insured's Attained Age when we issue the Policy. The minimum Specified Amount is $100,000, or the Specified Amount purchased by a single premium payment of at least $5,000.

     Generally, the Policy is available for Insureds between Attained Ages 0-75 for standard non-tobacco and standard tobacco underwriting classes, 18-75 for preferred non-tobacco and preferred tobacco underwriting classes. Starting at Specified Amounts of $250,000, we add a better underwriting class (super-preferred) for non-tobacco users only. We can provide you with details as to these underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

REPLACEMENT OF EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender.

WHEN INSURANCE COVERAGE TAKES EFFECT

     Any insurance we issue as a result of your application will not be effective until: (a) we deliver a Policy while the proposed Insureds are alive and insurable; and (b) you pay the full first premium for that Policy. We may allow for an earlier Effective Date only as we specify in a conditional receipt that accompanies your application, subject to our underwriting rules and Policy conditions.

CANCELING A POLICY (FREE-LOOK RIGHT)

     You may cancel a Policy during the free-look period by returning it to the Company, or to the agent who sold it to you. The free-look generally expires 30 days after you receive the Policy, but this period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund the greater of:

          (1)  the premiums paid less any withdrawal; or

          (2) the Accumulated Value on the Business Day we receive the returned Policy plus any charges we deducted.

OWNERSHIP RIGHTS

     The Policy belongs to the Owner named in the application. The Owner may exercise all of the rights and options described in the Policy, subject to the right of any assignee of record and any irrevocably designated beneficiary. The Owner is the Insured unless the application specifies a different person as the Owner. If the Owner dies before the Insured and no contingent Owner is named, then Ownership of the Policy will pass to the Owner's estate.

          The Owner may exercise certain rights described below.

          SELECTING AND CHANGING THE BENEFICIARY

               - You designate the beneficiary (the person to receive the death proceeds when the Insured dies) in the application.

               - If you designate more than one beneficiary, then each beneficiary shares equally in any death proceeds unless the beneficiary designation states otherwise.

               - If the beneficiary dies before the Insured, then any contingent beneficiary becomes the beneficiary.

               - If both the beneficiary and contingent beneficiary die before the Insured, then we will pay the death proceeds to the Owner or the Owner's estate once the Insured dies.

               - Unless there is an irrevocable beneficiary, you can change the beneficiary by providing us with a written request while the Insured is living.

               - The change in beneficiary is effective as of the date you sign the written request.

               - We are not liable for any actions we take before we received the written request.

          CHANGING THE OWNER

               - You may change the Owner by providing a written request to us at any time while the Insured is alive.

               - The change takes effect on the date you sign the written request.

               - We are not liable for any actions we take before we received the written request.

               - Changing the Owner does not automatically change the beneficiary and does not change the Insured.

               - Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

MODIFYING THE POLICY

     Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, our secretary or one of our officers. No agent may bind us by making any promise not contained in the Policy.

     Upon notice to you, we may modify the Policy:

          - to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

          - to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

          -    to reflect a change in the Separate Account's operation.

     If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with these laws.

PREMIUMS

     When you apply for a Policy, you may indicate your intention to pay certain scheduled premiums either monthly, semi-annually or annually. However, you have flexibility to determine the frequency and the amount of the premiums you pay. You must send all premium payments to our Home Office or such other office as we may designate from time to time. You may not pay any premiums after the Policy's Maturity Date.

     After your initial premium, you can pay subsequent premiums at any time before the Maturity Date, and in any amount of at least $15. We have the right to limit or refund any premium if (1) the premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code;
     (2) you make a premium payment of less than $15; or (3) the premium exceeds the basic annual premium and results in an increase in the death benefit.

     You can stop paying premiums at any time and your Policy will continue in force until the earlier of the Maturity Date, or the date when either (1) the Insured dies, or (2) the grace period ends without a sufficient payment (see "Lapse," below), or (3) we receive your written notice requesting a surrender of the Policy.

     If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators.

     LAPSE. Under certain conditions, your Policy will enter into a 61-day grace period and possibly lapse:

          - During the first three Policy Years, the Policy will enter a grace period if on any Monthly Deduction Day the Net Accumulated Value is not enough to pay the next monthly deduction due.

          - After the first three Policy Years, your Policy will enter a 61-day grace period if the Net Surrender Value on any Monthly Deduction Day is not enough to pay the next monthly deduction due.

     We will notify you when your Policy is in a grace period. If you do not make a sufficient payment before the end of the grace period, then your Policy will lapse. You may reinstate a lapsed Policy if you meet certain requirements. See "POLICY LAPSE AND REINSTATEMENT."

     TAX-FREE EXCHANGES (1035 EXCHANGES). We may accept as all or part of your initial premium, money from another life insurance contract insuring the same Insured that qualified for a tax-free exchange under Section 1035 of the Internal Revenue Code, contingent upon receipt of the cash from that contract. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

ALLOCATING PREMIUMS

     When you apply for a Policy, you must instruct us to allocate your net premium to one or more Subaccounts and to the Declared Interest Option according to the following rules:

          - You must allocate at least 10% of each net premium to any Subaccount or the Declared Interest Option you select. However, if your Policy was issued on or after May 1, 2004, you may not allocate net premium to the T. Rowe Price Mid-Cap Growth Subaccount.

          - Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

          - As long as your Policy is in force and has a positive Net Accumulated Value, you can change the allocation instructions for additional net premiums without charge by providing us with a signed, written notification on a form we deem acceptable. Any change in allocation instructions will be effective on the Business Day on or next following the date we receive the signed form at our Home Office.

     Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of these Subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     This paragraph and the next one following describe how we handle money you send us. For purposes of this description, the "POLICY SETTLE DATE" is the date when all administrative and underwriting requirements have been satisfied and we have received sufficient initial premium; and "POLICY ALLOCATION DATE" is the 35th day after the date we print the Policy for processing and mailing to your agent/registered representative, for delivery to you. The Policy Settle Date usually occurs before the Policy Allocation Date.

     We will place any amounts we receive before the Policy Settle Date in a non-interest bearing suspense account until the Business Day on or next following the Policy Settle Date, at which time we will transfer net premiums from the suspense account to the Money Market Subaccount (i.e., the Subaccount investing in the Prime Reserve Portfolio). However, if the Policy Settle Date occurs on or after the Policy Allocation Date, we will allocate net premiums from the suspense account to the Subaccounts and the Declared Interest Option in accordance with the net premium allocation percentages shown in the application. We will also place any net premiums we receive on or after the Policy Settle Date but before the Policy Allocation Date in the Money Market Subaccount. On the Business Day on or next following the Policy Allocation Date, we will transfer all of the Accumulated Value in the Money Market Subaccount to the Subaccounts and the Declared Interest Option in accordance with the net premium allocation percentages shown in the application. We will allocate any net premiums received on or after the later of the Policy Settle Date and the Policy Allocation Date on the Business Day we receive such premiums, in accordance with the net premium allocation percentages shown in the application or any more recent written instructions. We must receive a net premium prior to 3:00 p.m. Central Time for the net premium to be allocated that Business Day. Net premiums received at or after 3:00 p.m. Central Time will be allocated on the following Business Day. We will not count the transfers described above for purposes of calculating any transfer charge.

     Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent agents fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

POLICY VALUES

ACCUMULATED VALUE

     Accumulated Value serves as the starting point for calculating values under a Policy.

     ACCUMULATED VALUE:

          - equals the sum of all values in the Declared Interest Option and in each Subaccount;

          - is determined as of the Policy Date and on each Business Day as of 3:00 p.m. Central Time; and

          - has no guaranteed minimum amount and may be more or less than premiums paid.

     Net Accumulated Value equals the Accumulated Value minus any Indebtedness.

NET SURRENDER VALUE

     The Net Surrender Value is the amount we pay to you when you surrender your Policy. We determine the Net Surrender Value at the end of the Valuation Period when we receive your written surrender request.

     NET SURRENDER VALUE ON ANY BUSINESS DAY EQUALS:

          -    the Accumulated Value as of such date; MINUS

          -    any surrender charges as of such date; MINUS

          -    any outstanding Indebtedness.

VARIABLE ACCUMULATED VALUE

     The Variable Accumulated Value is equal to the sum of the Accumulated Value in each Subaccount. At the end of any Valuation Period, a Subaccount's Accumulated Value is equal to the number of units that the Policy has in the Subaccount, multiplied by the unit value of that Subaccount.

     THE NUMBER OF UNITS IN ANY SUBACCOUNT ON ANY BUSINESS DAY EQUALS:

          - the initial units purchased at the unit value on the Business Day on or next following the Policy Allocation Date (see "PREMIUMS--Allocating Premiums" above); PLUS

          -    units purchased with additional net premiums; PLUS

          - units purchased via transfers from another Subaccount or the Declared Interest Option; MINUS

          -    units redeemed to pay for monthly deductions; MINUS

          -    units redeemed to pay for partial withdrawals; MINUS

          - units redeemed as part of a transfer to another Subaccount or the Declared Interest Option including transfers to secure Policy loans.

     Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the Valuation Period.

UNIT VALUE

     We determine a unit value for each Subaccount to reflect how investment performance affects the Policy values. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at $10 per unit on the Business Day when the Subaccount first purchased portfolio shares. The unit value may increase or decrease from one Valuation Period to the next.

     THE UNIT VALUE OF ANY SUBACCOUNT AT THE END OF A VALUATION PERIOD IS CALCULATED BY DIVIDING (a) BY (b) WHERE:

          a)   is:

               1) the value of the net assets of the Subaccount at the end of the preceding Valuation Period; PLUS

               2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the unit value is being determined; MINUS

               3) the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS

               4) any amount charged against the Subaccount for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of that Subaccount; MINUS

               5) the daily equivalent of the mortality and expense risk charge.

          b) is the number of units outstanding at the end of the preceding Valuation Period.

     We determine a unit value for each Subaccount as of 3:00 p.m. Central Time each Business Day.

DECLARED INTEREST OPTION ACCUMULATED VALUE

     On the Business Day on or next following the date premiums are allocated (see "PREMIUMS--Allocating Premiums" above), the Declared Interest Option Accumulated Value is equal to the amount allocated to the Declared Interest Option, less the portion of any monthly deduction taken from the Declared Interest Option.

     THE DECLARED INTEREST OPTION ACCUMULATED VALUE AT THE END OF ANY VALUATION PERIOD EQUALS:

          - the Declared Interest Option Accumulated Value at the end of the preceding Valuation Period; PLUS

          - the total net premiums allocated to the Declared Interest Option since the end of the preceding Valuation Period; PLUS

          -    any amounts transferred to the Declared Interest Option; PLUS

          -    interest credited to the Declared Interest Option; MINUS

          -    amounts charged to pay for monthly deductions; MINUS

          -    amounts withdrawn or transferred from the Declared Interest
               Option.

DEATH BENEFIT

DEATH PROCEEDS

     As long as the Policy is in force, we will pay the death proceeds to the primary beneficiary or a contingent beneficiary once we receive satisfactory proof of the Insured's death at our Home Office and after any necessary claims requirements or investigations are completed. We may require you to return the Policy. If the beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the death proceeds to the Owner or the Owner's estate. We will pay the insurance proceeds in a lump sum or under a payment option. See "Additional Policy Information--Payment of Policy Benefits" in the Statement of Additional Information ("SAI").

     DEATH PROCEEDS EQUAL:

          -    the death benefit (described below); PLUS

          -    premiums paid after the date of death; MINUS

          -    any past due monthly deductions; MINUS

          -    any outstanding Indebtedness on the date of death.

     If all or part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death to the date we make payment.

     An increase in the Specified Amount will increase the death benefit and a decrease in the Specified Amount will decrease the death benefit.

     We may further adjust the amount of the death proceeds under certain circumstances. See "Additional Policy Information--Our Right to Contest the Policy" and "Misstatement of Age or Sex" in the SAI.

DEATH BENEFIT

     THE DEATH BENEFIT IS THE GREATER OF:

          -    the Specified Amount on the Insured's date of death; OR

          - the Accumulated Value on the Insured's date of death multiplied by the applicable death benefit factor for the Insured's Attained Age, gender, and underwriting classification from the Table of Death Benefit Factors in Appendix A.

     Your death benefit does not change unless the death benefit factor multiplied by the Accumulated Value is greater than the Specified Amount. Then the death benefit will vary as the Accumulated Value varies.

CHANGING THE SPECIFIED AMOUNT

     You select the Specified Amount when you apply for the Policy. You may change the Specified Amount at any time after the end of the first Policy Year, subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. Changing the Specified Amount may have tax consequences and you should consult a tax advisor before doing so. See "FEDERAL TAX CONSIDERATIONS."

     INCREASING THE SPECIFIED AMOUNT

          - You may increase the Specified Amount before the Insured reaches age 75 by submitting a written request and providing evidence of insurability satisfactory to us at our Home Office. The increase will be effective on the next Monthly Deduction Day after we approve the increase request.

          -    The minimum increase is $100,000.

          - Increasing the Specified Amount will result in additional surrender charges on the increase amount that will last for 10 years from the date of the increase.

          - A different cost of insurance charge may apply to the increase in Specified Amount, based on the Insured's circumstances at the time of the increase.

          - You must pay premium sufficient to cover the first month's cost of insurance charge following deduction of all applicable expense charges unless the Policy has enough Accumulated Value to cover the cost of insurance charge.

     DECREASING THE SPECIFIED AMOUNT

          - You must submit a written request to decrease the Specified Amount to us at our Home Office.

          - You may not decrease the Specified Amount below the minimum Specified Amount shown on the Policy schedule page.

          - Any decrease will be effective on the next Monthly Deduction Day after we process your written request.

          - For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount.

          - Decreasing the Specified Amount will not affect the surrender charges.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

     You may make a written request to surrender your Policy for its Net Surrender Value as calculated at the end of the Business Day when we receive your request at our Home Office. If we receive your written request to surrender the Policy prior to 3:00 p.m. Central Time, we will calculate the Net Surrender Value for your Policy as of 3:00 p.m. Central Time that Business Day. If we receive your written request to surrender the Policy at or after 3:00 p.m. Central Time, we will calculate the Net Surrender Value for your Policy as of 3:00 p.m. Central Time on the following Business Day. A surrender may have tax consequences. See "FEDERAL TAX CONSIDERATIONS--Tax Treatment of Policy Benefits."

          - The Insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. We may require that you return the Policy.

          - If you surrender your Policy during the first 10 Policy Years (or during the first 10 years after an increase in the Specified Amount), you will incur a surrender charge. See "CHARGES AND DEDUCTIONS--Surrender and Withdrawal Charges."

          - Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

          - We will usually pay the Net Surrender Value in a lump sum within seven days unless you request other arrangements. See "Additional Policy Information--Payment of Policy Benefits" in the SAI.

PARTIAL WITHDRAWALS

     Prior to the Maturity Date while the Insured is alive, you may request to withdraw a portion of your Net Surrender Value subject to certain conditions.

          - You must: (1) make your request in writing to us at our Home Office, and (2) request at least $500.

          - You may not withdraw an amount that would leave a Net Surrender Value of less than $5,000.

          - For each withdrawal, we deduct (from the amount withdrawn) a fee equal to the lesser of $25 or 2% of the amount withdrawn. See "CHARGES AND DEDUCTIONS--Surrender and Withdrawal Charges."

          - You can specify the Subaccount(s) and/or Declared Interest Option from which to make the withdrawal; otherwise we will deduct the amount (including any fee) from the Subaccounts and the Declared Interest Option on a pro-rata basis (that is, according to the percentage of Accumulated Value contained in each Subaccount and the Declared Interest Option).

          - We will process the withdrawal at the unit values next determined after we receive your request at our Home Office. This means that if we receive your written request for withdrawal prior to 3:00 p.m. Central Time, we will process the withdrawal at the unit values calculated as of 3:00 p.m. Central Time that Business Day. If we receive your written request for withdrawal at or after 3:00 p.m. Central Time, we will process the withdrawal at the unit values calculated as of 3:00 p.m. Central Time on the following Business Day.

          - We generally will pay a withdrawal request from the Subaccounts within seven days after the Business Day when we receive the request. We reserve the right to defer any withdrawals from the Declared Interest Option for up to six months (or any shorter period required by law).

          - A partial withdrawal would lower the Accumulated Value and the death benefit.

          - Partial withdrawals may have tax consequences. See "FEDERAL TAX CONSIDERATIONS--Tax Treatment of Policy Benefits."

TRANSFERS

     You may make an unlimited number of transfers in any Policy Year from among the Subaccounts or from the Declared Interest Option. We determine the amount you have available for transfer at the end of the Valuation Period when we receive your transfer request. The following features apply to transfers under the Policy:

          - You may request transfers in writing to us at our Home Office (in a form we accept) or by telephone.

          - You must transfer at least $100, or, if less, the total Accumulated Value in the Subaccount or Declared Interest Option (less amounts securing Policy loans).

          - You may not transfer more than 50% of the Net Accumulated Value in the Declared Interest Option on any day unless the balance following the transfer would be less than $1,000, in which case you may transfer the full Net Accumulated Value in the Declared Interest Option.

          - We may currently deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. We may increase this charge up to $40. Transfers we effect from the Declared Interest Option, and transfers resulting from loans, dollar cost averaging, and asset rebalancing are NOT treated as transfers for purposes of the transfer charge.

          - We process transfers at the unit values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. Central Time, we will process the transfer at the unit values calculated as of 3:00 p.m. Central Time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. Central Time, we will process the transfer at the unit values calculated as of 3:00 p.m. Central Time on the following Business Day. We treat telephone requests as having been received once the telephone transmission ends.

          - We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Declared Interest Option) involved. We will treat all transfer requests received during the same Valuation Period as a single request.

          - If your Policy was issued on or after May 1, 2004, you may not transfer Accumulated Value to the T. Rowe Price Mid-Cap Growth Subaccount.

     You may request telephone transfer privileges in your Policy application. The telephone transfer privileges allow you to give authority to any person to make telephone transfers. To make a telephone transfer, you may call 1-866-288-2172.

     Please note the following regarding telephone transfers:

          - We are not liable for any claim, loss, damage, liability, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

          - We will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

          - We reserve the right to suspend telephone transfer privileges at any time.

     CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to the Home Office.


     The corresponding portfolio of any Subaccount determines its net asset value per share once daily, as of the close of the regular business session of the New York Stock Exchange ("NYSE") (usually 3:00 p.m. Central Time), which coincides with the end of each Valuation Period. Therefore, we will process any transfer request we receive after the close of the regular business session of the NYSE, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.


DOLLAR COST AVERAGING

     You may elect to participate in a dollar cost averaging program by completing an election form and forwarding it to our Home Office. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time by systematically and automatically transferring, on a monthly basis, specified dollar amounts from the Money Market Subaccount (i.e, the Subaccount investing in the Prime Reserve Portfolio) to any other Subaccount(s) or the Declared Interest Option. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high.

     We do not assure the success of this strategy, and we cannot guarantee that dollar cost averaging will result in a profit to you or will protect you against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. There is no additional charge for dollar cost averaging. You may elect to discontinue dollar cost averaging at any time by forwarding a written request to our Home Office.

     If your Policy was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount under the dollar cost averaging program. We may also modify, suspend, or discontinue the dollar cost averaging program at any time. More detailed information concerning our dollar cost averaging program is available upon request from our Home Office.

ASSET REBALANCING PROGRAM

     We also offer an asset rebalancing program under which we will automatically reallocate your Accumulated Value among the Subaccounts and the Declared Interest Option each year to return your Accumulated Value to your most recent premium allocation percentages. Accumulated Value allocated to each Subaccount and the Declared Interest Option will grow or decline in value at different rates. The asset rebalancing program will transfer Accumulated Value from those Subaccounts and the Declared Interest Option that have increased in value to those Subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The asset rebalancing program does not guarantee gains, nor does it assure that you will not have losses or that you will meet your financial goals.

     You may elect to participate in the asset rebalancing program by completing an election form and forwarding it to our Home Office. There is no additional charge for participating in the program.

     You may elect to discontinue asset rebalancing at any time by forwarding a written request to our Home Office.

     We may also modify, suspend, or discontinue the asset rebalancing program at any time. More detailed information concerning our asset rebalancing program is available upon request from our Home Office.

ADDITIONAL LIMITATIONS ON TRANSFERS

     When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios. Therefore, an Owner who makes frequent transfers among the Subaccounts available under the Policy causes frequent purchases and redemptions of shares of the Portfolios.

     Frequent purchases and redemptions of shares of the Portfolios may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of a Portfolio's securities and the reflection of that change in the Portfolio's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Portfolio at a price that does not reflect the current market value of the portfolio securities of the Portfolio, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent purchases and redemptions of shares of the Portfolios may increase brokerage and administrative costs of the Portfolios, and may disrupt a Portfolio's management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

     For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the Portfolios, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase the Policy.

     If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, impose certain restrictions on your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or asset rebalancing programs.


     If transfer activity violates our established parameters, we may require you to make your transfer requests in writing by regular mail through the
     U. S. Postal Service, or otherwise restrict telephone and facsimile transfer privileges. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although we may vary our policies and procedures among our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. Because our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some contract owners may engage in frequent transfer activity while others may bear the harm associated with such activity. We also reserve the right not to take action with respect to frequent transfer activity. If we impose any restrictions on your transfer activity, we will notify you in writing.


     Please note that the limits and restrictions described here are subject to the Company's ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. In addition, our ability to discourage frequent transfer activity may be limited by provisions of the Policy. As a result, despite our efforts to discourage frequent transfers among the Subaccounts available under the Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners.

     We may revise our policies and procedures in our sole discretion, at any time and without prior notice:

          - to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Policies, or Portfolio shareholders generally;

          -    to comply with state or federal regulatory requirements; or

          -    for any other reason we deem necessary or appropriate.

     In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Portfolio. If a Portfolio's policies and procedures require it to restrict or refuse transactions by the Separate Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

     The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that we may not have the contractual obligation or the operational capacity to monitor Owners' transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

     Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the other insurance companies that may invest in the Portfolios. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of Portfolio shares, as well as the contract owners of all of the insurance companies, including the Company, whose subaccounts correspond to the affected Portfolios. In addition, if a Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the Portfolio may reject the entire omnibus order and thereby interfere with the Company's ability to satisfy its contractual obligations to Owners.

     To the extent permitted by applicable law, we reserve the right to defer transfer privileges at any time that we are unable to purchase or redeem shares of any of the Portfolios available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the prospectuses of the Portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

LOANS

     While the Policy is in force, you may borrow money from us using the Policy as the only collateral for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences.

LOAN CONDITIONS

          - You must request a loan in writing (in a form that is acceptable to us). You should forward your request to us at our Home Office.

          -    The maximum LOAN you may take is the Surrender Value.

          - When you take out a loan, an amount equal to the loan will be segregated within the Declared Interest Option as security for the loan. Unless you instruct us otherwise, amounts segregated as security for the loan will be allocated from the Declared Interest Option and transferred from the Subaccounts on a proportional basis. Amounts that secure a loan may earn less interest than other amounts in the Declared Interest Option, but in no event less than the guaranteed rate of 4%. We will determine any interest credited in excess of the guaranteed rate at our sole discretion.

          - We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions.

          - We charge you an annual interest rate of 8.00% on your loan. Interest is due and payable on each Policy Anniversary. Unpaid interest becomes part of the outstanding loan and accrues additional interest if it is not paid when due.

          - You may repay all or part of your Indebtedness at any time. The payment must be clearly marked as "loan repayments" or they will be credited as premiums if they meet minimum premium requirements.

          - Upon each loan repayment, the portion of the Accumulated Value in the Declared Interest Option securing the repaid portion of the loan will no longer be segregated within the Declared Interest Option as security for the loan, and unless you instruct us otherwise, it will remain in the Declared Interest Option and/or be transferred to the Subaccounts in accordance with your current net premium allocation instructions. At that time, interest earned on such amount will be credited against interest accrued on the loan.

          - We deduct any Indebtedness from the Accumulated Value upon surrender, and from the death proceeds payable on the Insured's death.

          - If your Indebtedness equals or exceeds the Accumulated Value less any applicable surrender charge (thereby reducing the Net Surrender Value to zero), then your Policy will enter a grace period. See "POLICY LAPSE AND REINSTATEMENT."

POLICY LAPSE AND REINSTATEMENT

LAPSE

     If your Policy enters into a grace period, we will mail a notice to your last known address. The 61-day grace period begins on the date of the notice. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits.

REINSTATEMENT

     Unless you have surrendered your Policy for its Net Surrender Value, you may reinstate a lapsed Policy at any time within 5 years after the end of the grace period (and prior to the Maturity Date) by submitting all of the following items to us at our Home Office:

          1.   a written notice requesting reinstatement;

          2.   evidence of insurability we deem satisfactory;

          3.   payment or reinstatement of any Indebtedness;

          4. payment of enough premium to keep the Policy in force for at least 3 months; and

          5. payment of the cost of insurance for the 61-day grace period that was in effect prior to termination of the Policy.

     The effective date of reinstatement will be the first Monthly Deduction Day on or next following the date we approve your application for reinstatement. We reserve the right to decline a reinstatement request.

THE COMPANY AND THE DECLARED INTEREST OPTION

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

     Southern Farm Bureau Life Insurance Company was incorporated on October 30, 1946, as a stock life insurance company in the State of Mississippi and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 13 jurisdictions: the states of Alabama, Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee, Texas, and Virginia; and the Commonwealth of Puerto Rico. Our principal offices are at 1401 Livingston Lane, Jackson, Mississippi 39213.

THE DECLARED INTEREST OPTION

     The Declared Interest Option is part of our general account. We own the assets in the general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. Subject to applicable law, the Company has sole discretion over investment of the Declared Interest Option's assets. The Company bears the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option will accrue interest daily at a net effective annual interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. Accumulated Value in the Declared Interest Option will not share in the investment performance of our general account.

     The Company, in its sole discretion, may establish a current interest rate that will accrue daily on amounts held in the Declared Interest Option. For each amount allocated or transferred to the Declared Interest Option, we apply the current interest rate. We reserve the right to declare a new current interest rate on this amount and accrued interest thereon, in our sole discretion. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

     WE HAVE NOT REGISTERED THE DECLARED INTEREST OPTION WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE DECLARED INTEREST OPTION.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

     We established Southern Farm Bureau Life Variable Life Account as a separate investment account under Mississippi law on October 16, 2000. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as an unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws.

     We have divided the Separate Account into Subaccounts, each of which invests in shares of one portfolio among the following Funds:

       - T. Rowe Price Equity Series, Inc. (managed by T. Rowe Price Associates, Inc.)

       - T. Rowe Price Fixed Income Series, Inc. (managed by T. Rowe Price Associates, Inc.)

       - Fidelity Variable Insurance Products Funds (managed by Fidelity Management & Research Company)

       The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

       Income, gains, and losses credited to, or charged against, a Subaccount of the Separate Account reflect the Subaccount's own investment performance and not the investment performance of our other assets. We may not use the Separate Account's assets to pay any of our liabilities other than those arising from the Policies. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

       The Separate Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus. Where permitted by applicable law, we reserve the right to:

          1. Deregister the Separate Account under the Investment Company Act of 1940 if such registration is no longer required, or operate the Separate Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law;

          2. Restrict or eliminate any voting rights of owners, or other persons who have voting rights as to the Separate Account;

          3. Remove, add, or combine the Separate Account with other separate accounts and/or create new Separate Accounts;

          4. Make any changes required by the Investment Company Act of 1940 or any other law;

          5. Transfer assets supporting Policies from one Subaccount to another or from one Separate Account to another separate account;

          6. Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;

          7. Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a Subaccount at our discretion; and

          8. Modify the provisions of the Policy to reflect changes to the Subaccounts and the Separate Account and to comply with applicable law.

     We may substitute another Subaccount, portfolio, or insurance company separate account under the Policy if, in our judgment, investment in a Subaccount or portfolio would no longer be possible or becomes inappropriate to the purpose of the Policy, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. We will not make any such substitution or other changes without receiving any necessary prior approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

THE PORTFOLIOS

     Each Subaccount of the Separate Account invests exclusively in shares of one portfolio. Each portfolio is part of a Fund that is registered with the Securities and Exchange Commission as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the Securities and Exchange Commission.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain Subaccounts and corresponding portfolios may not be available to residents of some states.

     The following table summarizes each portfolio's investment objective(s) and policies. There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks, in the prospectuses for the portfolios. You should read these prospectuses carefully.

PORTFOLIO                                    INVESTMENT OBJECTIVE/FUND DESCRIPTION
------------------------------------------   --------------------------------------------------------------------------------------
T. Rowe Price Equity Income Portfolio        -   This Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

                                             -   T. Rowe Price Associates, Inc. serves as the investment adviser to the Portfolio.

T. Rowe Price Mid-Cap Growth Portfolio       -   This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above average earnings growth.

                                             -   T. Rowe Price Associates, Inc. serves as the investment adviser to the Portfolio.

T. Rowe Price Personal Strategy Balanced     -   This Portfolio seeks the highest total return over time consistent with an
Portfolio                                        emphasis on both capital appreciation and income. The Portfolio consists of approximately 60% stocks, 30% bonds, and 10% money market securities.

                                             -   T. Rowe Price Associates, Inc. serves as the investment adviser to the Portfolio.

T. Rowe Price Limited-Term Bond Portfolio    -   This Portfolio seeks a high level of income consistent with moderate fluctuations in principal value.

                                             -   T. Rowe Price Associates, Inc. serves as the investment adviser to the Portfolio.

PORTFOLIO                                    INVESTMENT OBJECTIVE/FUND DESCRIPTION
------------------------------------------   --------------------------------------------------------------------------------------
T. Rowe Price Prime Reserve Portfolio        -   This Portfolio seeks preservation of capital and liquidity and, consistent with these, the highest possible current income. This Portfolio invests in high-quality U.S. dollar-denominated money market securities. An investment in the T. Rowe Price Prime Reserve Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

                                             -   T. Rowe Price Associates, Inc. serves as the investment adviser to the Portfolio.

Fidelity VIP Growth Portfolio (Initial       -   The Portfolio seeks capital appreciation by investing in securities of companies
Class)                                           the adviser believes have above-average growth potential. The Portfolio normally invests primarily in common stocks.

                                             -   Fidelity Management & Research Company serves as the investment adviser to the
                                                 Portfolio. FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity
                                                 Management & Research (Far East) Inc., Fidelity International Investment
                                                 Advisors, Fidelity International Investment Advisors (U.K.) Limited and
                                                 Fidelity Investments Japan Limited serve as sub-advisers.

Fidelity VIP High Income Portfolio           -   This Portfolio seeks a high level of current income and growth of capital by
(Initial Class)                                  investing primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

                                             -   Fidelity Management & Research Company serves as the investment adviser to the
                                                 Portfolio. FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity
                                                 Management & Research (Far East) Inc., Fidelity International Investment Advisors,
                                                 Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments
                                                 Japan Limited serve as sub-advisers.

Fidelity VIP Overseas Portfolio (Initial     -   This Portfolio seeks long-term growth of capital by investing primarily in
Class)                                           non-U.S. securities. The Portfolio considers non-U.S. securities to include investments that are tied to a particular country or region outside the U.S.

                                             -   Fidelity Management & Research Company serves as the investment adviser to the
                                                 Portfolio. FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity
                                                 Management & Research (Far East) Inc., Fidelity International Investment Advisors,
                                                 Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments
                                                 Japan Limited serve as sub-advisers.

PORTFOLIO                                    INVESTMENT OBJECTIVE/FUND DESCRIPTION
------------------------------------------   --------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio         -   This Portfolio seeks long-term capital appreciation by investing in securities of
(Initial Class)                                  companies whose value the adviser believes are not fully recognized by the public.
                                                 The Portfolio normally invests primarily in common stocks, but it has the flexibility to invest in other types of securities.

                                             -   Fidelity Management & Research Company serves as the investment adviser to the
                                                 Portfolio. FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity
                                                 Management & Research (Far East) Inc., Fidelity International Investment Advisors,
                                                 Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments
                                                 Japan Limited serve as sub-advisers.

Fidelity VIP Index 500 Portfolio (Initial    -   This Portfolio seeks to provide investment results that correspond to the total
Class)                                           return of a broad range of common stocks publicly traded in the United States. To achieve this objective, the Portfolio attempts to duplicate the composition and total return of the S&P 500.

                                             -   Fidelity Management & Research Company serves as the investment adviser to the
                                                 Portfolio. FMR Co., Inc. and Geode Capital Management, LLC serve as sub-advisers.

Fidelity VIP Mid Cap Portfolio (Initial      -   This Portfolio seeks long-term growth of capital by normally investing in common
Class)                                           stocks. The Portfolio normally invests primarily in securities of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Index or the S&P MidCap 400 Index).

                                             -   Fidelity Management & Research Company serves as the investment adviser to the
                                                 Portfolio. FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity
                                                 Management & Research (Far East) Inc., Fidelity International Investment Advisors,
                                                 Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments
                                                 Japan Limited serve as sub-advisers.


     THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the Policy may be lower or higher than the investment results of such other (publicly available) portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT RESULTS OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT RESULTS OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.

     We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the portfolios. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant.

VOTING PORTFOLIO SHARES

     Even though we are the legal owner of the portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that correspond to the amount of Accumulated Value you have in that portfolio (as of a date set by the portfolio).

     If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive from Owners. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took such action.

CHARGES AND DEDUCTIONS

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

     SERVICES AND BENEFITS WE PROVIDE:

          -    the death benefit, cash, and loan benefits under the Policy

          -    investment options, including premium allocations

          -    administration of elective options

          -    the distribution of reports to Owners

     COSTS AND EXPENSES WE INCUR:

          - costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders)

          -    overhead and other expenses for providing services and benefits

          -    sales and marketing expenses

          - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local premium and other taxes and fees

     RISK WE ASSUME:

          - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate

          - that the costs of providing the services and benefits under the Policies exceed the charges we deduct

          -    investment risk associated with the Declared Interest Option.

PREMIUM EXPENSE CHARGE

     We deduct a premium expense charge from each premium payment to compensate us for Policy-related distribution expenses. We credit the remaining amount (the net premium) to your Accumulated Value according to your allocation instructions. For each Policy Year, we currently deduct a premium expense charge equal to 10% of the premium paid in that Policy Year up to the basic annual premium and 3% of such premium paid in that Policy Year in excess of the basic annual premium. We may change the premium expense charge, but we guarantee that it will not exceed 12% of all premiums paid.

MONTHLY DEDUCTION

     We deduct a monthly deduction from the Accumulated Value on the Policy Date and on each Monthly Deduction Day. We will make deductions from each Subaccount and the Declared Interest Option on a pro-rata basis (i.e., in the same proportion that the value in each Subaccount and the Declared Interest Option (excluding amounts securing loans) bears to the total Accumulated Value (excluding amounts securing loans) on the Monthly Deduction Day). Because portions of the monthly deduction (such as the cost of insurance) can vary from month-to-month, the monthly deduction will also vary.

     The monthly deduction has three components:

          -    a cost of insurance charge;

          -    a monthly Policy expense; and

          -    charges for any riders.

     COST OF INSURANCE. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (issue age and duration, sex, underwriting class, Specified Amount and Accumulated Value) that would cause it to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day.

     We calculate the cost of insurance charge separately for the initial Specified Amount and for any increase in Specified Amount. If we approve an increase in your Policy's Specified Amount, then a different underwriting class (and a different cost of insurance charge) may apply to the increase, based on the Insured's circumstances at the time of the increase.

     COST OF INSURANCE CHARGE IS COMPUTED AS (a) MULTIPLIED BY (b) DIVIDED BY
     (c), PLUS (d), WHERE:

          (a)  is the monthly cost of insurance rate;

          (b) is the death benefit, divided by 1.0032737, less the Accumulated Value;

          (c)  is 1,000; and

          (d) is the cost of any flat extra premium shown on the Policy schedule page for any Specified Amount, times that Specified Amount divided by 1,000.

     We base the cost of insurance rates on the Insured's Attained Age, sex, underwriting class, Specified Amount, and the duration of the Policy from issue or from Specified Amount increase. The actual monthly cost of insurance rates are based on our expectations as to future mortality experience. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary (C.S.O.) Smoker and Nonsmoker Mortality Tables and the Insured's age and underwriting class. For standard underwriting classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. tables.

     MONTHLY POLICY EXPENSE CHARGE. Each month we deduct a $6 monthly Policy expense charge to compensate us for expenses such as record keeping, processing death benefit claims and Policy changes, and overhead costs. We may increase this charge to a maximum of $10 per month.

     CHARGES FOR RIDERS. The monthly deduction includes charges for any supplemental insurance benefits you add to your Policy by rider. See "Supplemental Benefits and Riders."

MORTALITY AND EXPENSE RISK CHARGE

     We deduct a daily charge from each Subaccount (not the Declared Interest Option) to compensate us for certain mortality and expense risks we assume. The mortality risk is that an Insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy. This charge is equal to:

          -    the assets in each Subaccount, multiplied by

          - 0.0028618%, which is the daily portion of the annual mortality and expense risk charge rate of 1.05% during all Policy Years.

     We will not increase this charge. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose including covering distribution expenses.

SURRENDER AND WITHDRAWAL CHARGES

     SURRENDER CHARGES. If you fully surrender your Policy (or it lapses) during the first 10 Policy Years, we deduct surrender charges from your Accumulated Value and pay the remaining amount (less any outstanding Indebtedness) to you. The payment you receive is called the Net Surrender Value. An additional 10-year surrender charge is associated with each Specified Amount increase. We calculate the surrender charges as a percentage of an amount equal to one basic annual premium for the period in which the surrender occurs as follows:

                                        SURRENDER CHARGE AS
                                            A PERCENTAGE
                      POLICY YEAR     OF BASIC ANNUAL PREMIUM
                      -----------     -----------------------
                          1                     50%
                          2                     45%
                          3                     40%
                          4                     35%
                          5                     30%
                          6                     25%
                          7                     20%
                          8                     15%
                          9                     10%
                          10                     5%
                          11+                    0%

     WITHDRAWAL CHARGE. You may request a partial withdrawal from your Accumulated Value. For each withdrawal, we will deduct from the amount withdrawn a fee equal to the lesser of $25 or 2% of the amount withdrawn.

TRANSFER CHARGE

          - We currently allow you to make 12 transfers each Policy Year free of charge.

          - We may currently charge $25 for the 13th and each additional transfer among the Subaccounts and Declared Interest Option during a Policy Year. We will not increase this charge above $40.

          - For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Declared Interest Option) affected by the transfer.

          -    We deduct the transfer charge from the amount being transferred.

          - Transfers we effect to reallocate amounts on and prior to the Policy Allocation Date (see "PREMIUMS--Allocating Premiums"), and transfers due to dollar cost averaging, asset rebalancing, or loans, do NOT count as transfers for the purpose of assessing this charge.

PORTFOLIO EXPENSES

     The value of the net assets of each Subaccount reflects the investment advisory (management) fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. For further information, see the portfolios' prospectuses and the Annual Portfolio Operating Expenses table included in the Summary of this prospectus.

FEDERAL TAX CONSIDERATIONS

     The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

     TAX STATUS OF THE POLICY. A Policy must satisfy certain requirements set forth in the Internal Revenue Code ("Code") in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain innovative features of the Policy are not directly addressed by the Code, and/or there is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy should generally satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, some uncertainty about the application of such requirements to the Policy. There is more uncertainty with respect to Policies issued on a substandard premium class basis. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

     In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the separate account underlying assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the Policy, we believe that the owner of a Policy should not be treated as the owner of the underlying assets of the Separate Account. We reserve the right to modify the Policy to bring it into conformity with applicable standards should such modification be necessary to prevent owners of the Policy from being treated as the owners of the underlying assets of the Separate Account.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes.

     We intend that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. However, federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax advisor on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. Please consult a tax advisor on these consequences. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), then the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC"). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.

     MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

     DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

          - All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, are taxable to the extent of income in the Policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first.

          - Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.

          - A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled (within the meaning of Section 72(m)(7) of the Code), or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

          - If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

     DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions.

     Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.

     DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

     MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

     ACCELERATED BENEFIT RIDER. We believe that payments received under the Accelerated Benefit Rider should be fully excludable from gross income (except in certain business contexts). However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

     OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

     POSSIBLE TAX LAW CHANGES. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

     POSSIBLE CHARGES FOR OUR TAXES. At the present time, we make no charge for any Federal, state or local taxes that may be attributable to the Subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

SUPPLEMENTAL BENEFITS AND RIDERS

     The following supplemental benefits and riders currently are available under the Policy. We deduct any charges for these benefits and riders from Accumulated Value as part of the monthly deduction. The benefits and riders available provide fixed benefits that do not vary with the investment performance of the Separate Account. You may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these supplemental benefits and riders.

     We currently offer the following riders under the Policy:

          -    Children's Term Rider;

          -    Waiver of Monthly Deductions Agreement; and

          -    Accelerated Benefit Rider.

SALE OF THE POLICIES

     We have entered into a distribution agreement with our affiliate, Southern Farm Bureau Fund Distributor, Inc. ("SFB Fund Distributor") for the distribution and sale of the Policies. SFB Fund Distributor sells the Policies through its registered representatives.

     We pay commissions for sale of the Policies. The maximum commission payable for Policy sales by SFB Fund Distributor registered representatives is: 10% of premiums up to the basic annual premium and 3% of premiums above that amount paid in each Policy Year for the first ten Policy Years; 8% of premiums up to the basic annual premium and 3% of premiums above that amount paid in each Policy Year after the tenth Policy Year. SFB Fund Distributor managers are also eligible for compensation and bonuses based on Policy sales. Because registered representatives of SFB Fund Distributor are also insurance agents of the Company, they may be eligible for agents insurance, pension benefits, agency expense allowances and various cash benefits, such as bonuses, and non-cash compensation programs that the Company offers. These programs include trips, conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives qualify for such benefits. Registered representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel. In addition, SFB Fund Distributor registered representatives who meet certain Company productivity and persistency standards may be eligible for additional compensation. SFB Fund Distributor managers are also eligible for similar compensation, benefits and bonuses. See "Sale of the Policies" in the Statement of Additional Information for more information concerning compensation paid for sale of the Policies.

     Commissions and other incentives or payments described above are not charged directly to Owners or amounts in the Separate Account or Declared Interest Option. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

     Ask your Southern Farm Bureau registered representative for more information about what compensation he or she receives for selling your Policy.

     Under its Public Disclosure Program, the NASD provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASD's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Website address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASD.

STATE VARIATIONS

     Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. Your actual Policy and any endorsements or riders are the controlling documents.

LEGAL PROCEEDINGS

     The Company, like other life insurance companies, is involved in lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, the ability of SFB Fund Distributor to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS

     Our financial statements and the financial statements of the Separate Account are contained in the SAI. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Home Office.

GLOSSARY

ACCUMULATED VALUE: Accumulated Value is the sum of the values of the Policy in each Subaccount of the Separate Account, and the value of the Policy in the Declared Interest Option including amounts securing loans.

ATTAINED AGE: The Insured's age at issue plus the number of Policy Years since the Policy Date.

BASIC ANNUAL PREMIUM: The basic annual premium as shown on the Policy schedule page. We determine the amount of this premium based on the Insured's age, sex, underwriting class, Specified Amount and certain assumptions allowed by law.

BENEFICIARY: The person or entity the Owner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any local or regional business holidays designated in this prospectus; (2) any period when the Securities and Exchange Commission ("SEC") determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or
(3) such other periods as the SEC may permit for the protection of security holders of a Fund. Assets are valued at the close of the Business Day (3:00 p.m. Central Time).

COMPANY, WE, US, OUR, HOME OFFICE: Southern Farm Bureau Life Insurance Company, 1401 Livingston Lane, Jackson, Mississippi 39213, telephone: (866) 288-2172.

DECLARED INTEREST OPTION: An account in which the Accumulated Value accrues interest at no less than the guaranteed minimum interest rate. The Declared Interest Option is part of Our General Account.

DUE PROOF OF DEATH: Proof of the Insured's death that is satisfactory to us. Such proof may consist of:

     (a)  a certified copy of the death certificate;

     (b)  a certified copy of a court decree reciting a finding of death; or

     (c)  any other proof we find satisfactory.

FUND: An open-end, diversified management investment company in which the Separate Account invests.

GENERAL ACCOUNT: All our assets other than those allocated to the Separate Account or any other separate account. We have complete ownership and control of the assets of the General Account.

GRACE PERIOD: The 61-day period after which a Policy will lapse, if you do not make a sufficient payment.

INDEBTEDNESS: The sum of all outstanding Policy loans and any due and unpaid loan interest.

INSURED: The person upon whose life we issue a Policy.

MATURITY DATE: The Insured's age 100.

MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day.

NET ACCUMULATED VALUE: The Accumulated Value minus any outstanding Indebtedness.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge and any applicable premium taxes. The Company will allocate this amount, according to the Owner's instructions, among the Declared Interest Option and the Subaccounts of the Separate Account.

NET SURRENDER VALUE: The Surrender Value minus any Indebtedness.

OWNER, YOU, YOUR: The person named in the application who owns a Policy.

POLICY ANNIVERSARY: The same date as the Policy Date in each year following the first Policy Year.

POLICY DATE: The date printed on the Policy schedule page that we use to determine Policy Years, Policy Months and Policy Anniversaries. Your Policy will be effective as of this date if You and the Insured meet our requirements. If the Policy Date would otherwise fall on the 29th, 30th or 31st of the month, the Policy Date will be the 28th.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICY YEAR: A 12-month period that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO: A separate investment portfolio of a Fund. Each Subaccount invests exclusively in one portfolio of a Fund.

SCHEDULED PREMIUM: This is the scheduled premium amount shown on the Policy schedule page for which we will provide premium notices or accept by bank draft or electronic funds transfer.

SEPARATE ACCOUNT: Southern Farm Bureau Life Variable Life Account, a separate investment account the Company established to receive and invest net premiums paid under the Policies.

SPECIFIED AMOUNT: The minimum death benefit under a Policy so long as the Policy remains in force. The schedule page sets forth the Specified Amount as of the Policy Date.

SUBACCOUNT: A subdivision of the Separate Account, which invests exclusively in shares of a designated portfolio of a Fund.

SURRENDER CHARGES: Charges we assess at the time of any surrender during the first 10 Policy Years and during the 10 years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus any surrender charges.


VALUATION PERIOD: The period between the close of business (3:00 p.m. Central
Time) on a Business Day and the close of business on the next Business Day.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Additional Policy Information                                                 1
       The Policy                                                             1
       Conditional Receipt                                                    1
       Premiums                                                               2
       Our Right to Contest the Policy                                        2
       Suicide Exclusion                                                      2
       Misstatement of Age Or Sex                                             3
       Modifying the Policy                                                   3
       Policy Termination                                                     3
       Assigning the Policy                                                   3
       Underwriting Classes                                                   4
       Dollar Cost Averaging                                                  4
       Asset Rebalancing Program                                              4
       Payment of Policy Benefits                                             5
Supplemental Benefits and Riders                                              6
Performance Data                                                              7
       Hypothetical Illustrations                                             7
       Yields and Total Returns                                               7
Additional Information                                                        9
       Sale of the Policies                                                   9
       Reports to Owners                                                     10
       Records                                                               10
       Potential Conflicts of Interest                                       10
       Legal Matters                                                         11
       Experts                                                               11
       Other Information                                                     11
Financial Statements                                                         11
Financial Statements of the Separate Account and the Company

                                     SAI-TOC

     To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits, Net Surrender Values, and Accumulated Values, and to request other information about the Policy please call or write to us at 1-866-288-2172, P.O. Box 140, Jackson, Mississippi 39205.

     The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


         Investment Company Act of 1940 Registration File No. 811-10477

APPENDIX A

TABLE OF DEATH BENEFIT FACTORS

              TOBACCO--STANDARD & PREFERRED
      --------------------------------------------
      ATTAINED AGE           MALE           FEMALE
      ------------          -----           ------
           0                10.52           13.14
           1                10.37           12.92
           2                10.06           12.54
           3                 9.76           12.17
           4                 9.46           11.80
           5                 9.16           11.44
           6                 8.87           11.08
           7                 8.59           10.73
           8                 8.30           10.39
           9                 8.03           10.05
          10                 7.76            9.72
          11                 7.49            9.40
          12                 7.24            9.09
          13                 7.00            8.79
          14                 6.77            8.50
          15                 6.56            8.22
          16                 6.37            7.96
          17                 6.18            7.71
          18                 6.01            7.46
          19                 5.84            7.22
          20                 5.67            6.99
          21                 5.51            6.77
          22                 5.35            6.55
          23                 5.20            6.34
          24                 5.04            6.14
          25                 4.89            5.94
          26                 4.74            5.75
          27                 4.59            5.56
          28                 4.45            5.38
          29                 4.30            5.20
          30                 4.17            5.03
          31                 4.03            4.87
          32                 3.90            4.71
          33                 3.78            4.56
          34                 3.65            4.41
          35                 3.54            4.27
          36                 3.42            4.13

   NON-TOBACCO--STANDARD, PREFERRED & SUPER PREFERRED
   --------------------------------------------------
      ATTAINED AGE           MALE           FEMALE
      ------------          -----           ------
           0                12.63           14.69
           1                12.51           14.48
           2                12.17           14.08
           3                11.83           13.68
           4                11.49           13.28
           5                11.15           12.88
           6                10.81           12.49
           7                10.48           12.11
           8                10.15           11.73
           9                 9.82           11.36
          10                 9.50           11.00
          11                 9.20           10.65
          12                 8.90           10.31
          13                 8.62            9.98
          14                 8.35            9.66
          15                 8.10            9.35
          16                 7.86            9.05
          17                 7.63            8.76
          18                 7.41            8.49
          19                 7.20            8.22
          20                 6.99            7.96
          21                 6.79            7.70
          22                 6.59            7.45
          23                 6.39            7.21
          24                 6.20            6.98
          25                 6.00            6.75
          26                 5.82            6.53
          27                 5.63            6.32
          28                 5.45            6.11
          29                 5.27            5.91
          30                 5.10            5.72
          31                 4.93            5.53
          32                 4.77            5.35
          33                 4.61            5.17
          34                 4.46            5.00
          35                 4.31            4.83
          36                 4.17            4.67

              TOBACCO--STANDARD & PREFERRED
      --------------------------------------------
      ATTAINED AGE           MALE           FEMALE
      ------------           ----           ------
          37                 3.31            3.99
          38                 3.21            3.87
          39                 3.11            3.75
          40                 3.01            3.63
          41                 2.92            3.52
          42                 2.83            3.41
          43                 2.74            3.31
          44                 2.66            3.21
          45                 2.58            3.12
          46                 2.51            3.02
          47                 2.44            2.94
          48                 2.37            2.85
          49                 2.30            2.77
          50                 2.24            2.69
          51                 2.18            2.62
          52                 2.12            2.55
          53                 2.07            2.48
          54                 2.01            2.41
          55                 1.96            2.35
          56                 1.91            2.28
          57                 1.87            2.22
          58                 1.82            2.17
          59                 1.78            2.11
          60                 1.74            2.05
          61                 1.70            2.00
          62                 1.67            1.95
          63                 1.63            1.90
          64                 1.60            1.85
          65                 1.57            1.81
          66                 1.54            1.76
          67                 1.51            1.72
          68                 1.48            1.68
          69                 1.46            1.64
          70                 1.43            1.61
          71                 1.41            1.57
          72                 1.39            1.53
          73                 1.36            1.50
          74                 1.34            1.47
          75                 1.33            1.44
          76                 1.31            1.41
          77                 1.29            1.39
          78                 1.28            1.36
          79                 1.26            1.34

   NON-TOBACCO--STANDARD, PREFERRED & SUPER PREFERRED
   --------------------------------------------------
      ATTAINED AGE           MALE           FEMALE
      ------------           ----           ------
          37                 4.03            4.52
          38                 3.89            4.37
          39                 3.77            4.23
          40                 3.64            4.09
          41                 3.52            3.96
          42                 3.41            3.83
          43                 3.30            3.71
          44                 3.19            3.59
          45                 3.09            3.48
          46                 2.99            3.37
          47                 2.90            3.26
          48                 2.81            3.16
          49                 2.72            3.06
          50                 2.63            2.97
          51                 2.55            2.88
          52                 2.48            2.79
          53                 2.40            2.71
          54                 2.33            2.63
          55                 2.26            2.55
          56                 2.20            2.47
          57                 2.13            2.40
          58                 2.07            2.33
          59                 2.01            2.26
          60                 1.96            2.20
          61                 1.91            2.14
          62                 1.86            2.07
          63                 1.81            2.02
          64                 1.76            1.96
          65                 1.72            1.91
          66                 1.68            1.86
          67                 1.64            1.81
          68                 1.60            1.76
          69                 1.57            1.71
          70                 1.53            1.67
          71                 1.50            1.63
          72                 1.47            1.59
          73                 1.44            1.55
          74                 1.41            1.52
          75                 1.39            1.48
          76                 1.37            1.45
          77                 1.34            1.42
          78                 1.32            1.39
          79                 1.30            1.36

              TOBACCO--STANDARD & PREFERRED
      --------------------------------------------
      ATTAINED AGE           MALE           FEMALE
      ------------          -----           ------
          80                 1.25            1.32
          81                 1.24            1.30
          82                 1.22            1.28
          83                 1.21            1.26
          84                 1.20            1.24
          85                 1.19            1.23
          86                 1.18            1.21
          87                 1.17            1.20
          88                 1.16            1.18
          89                 1.16            1.17
          90                 1.15            1.16
          91                 1.14            1.15
          92                 1.13            1.14
          93                 1.12            1.12
          94                 1.11            1.11
          95                 1.10            1.10
          96                 1.08            1.08
          97                 1.07            1.07
          98                 1.06            1.06
          99                 1.05            1.05

   NON-TOBACCO--STANDARD, PREFERRED & SUPER PREFERRED
   --------------------------------------------------
      ATTAINED AGE           MALE           FEMALE
      ------------           ----           ------
          80                 1.28            1.34
          81                 1.27            1.32
          82                 1.25            1.29
          83                 1.23            1.27
          84                 1.22            1.25
          85                 1.21            1.23
          86                 1.19            1.22
          87                 1.18            1.20
          88                 1.17            1.19
          89                 1.16            1.17
          90                 1.15            1.16
          91                 1.14            1.15
          92                 1.13            1.14
          93                 1.12            1.12
          94                 1.11            1.11
          95                 1.10            1.10
          96                 1.08            1.08
          97                 1.07            1.07
          98                 1.06            1.06
          99                 1.05            1.05

                 SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT
                                  (REGISTRANT)

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                                  P.O. BOX 140
                           JACKSON, MISSISSIPPI 39205
                                 1-866-288-2172

                       STATEMENT OF ADDITIONAL INFORMATION
                ADJUSTABLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This Statement of Additional Information ("SAI") contains additional information regarding the adjustable premium variable life insurance policy (the "Policy") offered by Southern Farm Bureau Life Insurance Company (the "Company"). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2005 (the "Prospectus") and the prospectuses for T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and Fidelity Variable Insurance Products Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2005.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

Additional Policy Information................................................  1
      The Policy.............................................................  1
      Conditional Receipt....................................................  1
      Premiums...............................................................  2
      Our Right to Contest the Policy........................................  2
      Suicide Exclusion......................................................  2
      Misstatement of Age Or Sex.............................................  3
      Modifying the Policy...................................................  3
      Policy Termination.....................................................  3
      Assigning the Policy...................................................  3
      Underwriting Classes...................................................  4
      Dollar Cost Averaging..................................................  4
      Asset Rebalancing Program..............................................  4
      Payment of Policy Benefits.............................................  5
Supplemental Benefits and Riders.............................................  6
Performance Data.............................................................  7
      Hypothetical Illustrations.............................................  7
      Yields and Total Returns...............................................  7
Additional Information.......................................................  9
      Sale of the Policies...................................................  9
      Reports to Owners...................................................... 10
      Records................................................................ 10
      Potential Conflicts of Interest........................................ 10
      Legal Matters.......................................................... 11
      Experts................................................................ 11
      Other Information...................................................... 11
Financial Statements......................................................... 11
Financial Statements of the Separate Account and the Company

ADDITIONAL POLICY INFORMATION

                                   THE POLICY

The Policy, any endorsements, additional benefits or riders to the Policy, the application attached to the Policy, and any amendments, supplemental applications or other attached papers are the entire contract. We rely on statements made in the application and any supplemental application for the Policy. These statements in the absence of fraud are deemed representations and not warranties. No statement will void the Policy or be used in defense of a claim unless it is contained in the application or any supplemental application, and such application or supplemental application is attached to the Policy.

                               CONDITIONAL RECEIPT

Any insurance we issue as a result of your application will not be effective until: (a) we deliver a Policy while the proposed Insureds are alive and insurable; and (b) you pay the full first premium for that Policy. An earlier effective date will apply only as specified in the conditional receipt that accompanies your application, the terms of which provide as follows:

     1. No insurance will become effective prior to delivery of the Policy unless and until each and every one of the following conditions have been fulfilled exactly:

          (a) If the proposed Insured is a tobacco user, the amount of payment taken with the application must be at least equal to the amount of the full first premium at preferred tobacco premium rate for the mode of payment selected in the application and for the amount of insurance which may become effective prior to delivery of the Policy;

          (b) If the proposed Insured is not a tobacco user, the amount of payment taken with the application must be at least equal to the amount of the full first premium at preferred or super preferred non-tobacco premium rate for the mode of payment selected in the application and for the amount of insurance which may become effective prior to delivery of the Policy;

          (c) All medical examinations, tests, x-rays, and electrocardiograms we require must be completed and received at the Home Office within 60 days from the date the application is completed;

          (d) On the Effective Date, as defined below, the Company at our Home Office must be satisfied that each proposed Insured in the application is a risk insurable by the Company at no greater than standard tobacco or standard non-tobacco premium rate under our rules, limits, and standards for the plan and the amount applied for without any modification either as to plan, amount, riders, or supplemental agreements; and

          (e) On the Effective Date the state of health and all factors, including tobacco usage, affecting the insurability of each proposed Insured must be as stated in the application.

     2. Subject to the conditions of paragraph 1, insurance, as provided by the terms and conditions of the Policy applied for and in use on the Effective Date, but for an amount not exceeding that specified in paragraph 3, will become effective as of the Effective Date. "Effective Date," as used herein, is the latest of: (a) the date of completion of the application questions, or (b) the date of completion of all medical examinations, tests, x-rays, and electrocardiograms required by the Company, or (c) the date of issue, if any, requested in the application.

     3. The total amount of insurance that may become effective on any proposed Insured shall not exceed $250,000 of life insurance.

                                      SAI-1

     4. If one or more of the conditions of paragraph 1 have not been fulfilled exactly, the Company shall have no liability except to return the applicable payment in exchange for the conditional receipt.

                                    PREMIUMS

When you apply for the Policy, you can select a premium payment mode (schedule) to pay planned periodic premiums monthly, semi-annually, or annually. You are not required to pay premiums according to the payment mode. However, you may increase your risk of lapse if you do not regularly pay premiums. Before the Policy takes effect, you must pay an initial premium at least equal to the full first premium for the payment mode you selected. The full first premium for annual payment modes is the basic annual premium. The first full premium for monthly payment modes is the basic annual premium divided by 12; and the first full premium for semi-annual payment modes is the basic annual premium divided by 2.

After you pay the initial premium, you can pay subsequent premiums at any time before the maturity date, and in any amount of at least $15. We may refuse to accept any premiums in excess of the basic annual premium in any Policy Year if the excess premium results in an increased death benefit. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. For monthly premium payments, you must participate in our automatic payment plan.

PAYING YOUR SCHEDULED PREMIUM WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. Even if you make your scheduled premium payments, your Policy will lapse (terminate without value) if the Net Accumulated Value (during the first three Policy Years) or the Net Surrender Value (after the first three Policy Years) is not enough to pay the monthly deduction due, and a 61-day grace period expires without a sufficient payment. You may reinstate a lapsed Policy if you meet certain requirements.

                         OUR RIGHT TO CONTEST THE POLICY

In issuing this Policy, we rely on all statements made by or for you and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

We cannot contest the validity of the Policy after the Policy has been in force during the Insured's lifetime for two years after:

          (a)  the Policy Date;

          (b) the effective date of any increase in the Specified Amount (and then only for the increased amount); or

          (c)  the effective date of any reinstatement.

                                SUICIDE EXCLUSION

If the Insured commits suicide, while sane or insane, within two years of the Policy Date or within two years after the effective date of a reinstatement of a Policy, the Policy will terminate and our liability is limited to the Net Accumulated Value.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Specified Amount, then the Policy will terminate and our liability for the amount of increase will be limited to the cost of insurance for the increase.

Certain states may require suicide exclusion provisions that differ from those stated here.

                                      SAI-2

                           MISSTATEMENT OF AGE OR SEX

If the Insured's age or sex was stated incorrectly in the application, we will adjust the death proceeds to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance.

                              MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, our secretary, or one of our officers. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

               - to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company or the Separate Account is subject; or

               - to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

               -    to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with such laws.

                               POLICY TERMINATION

Your Policy will terminate on the earliest of:

               -    the Maturity Date;

               -    the end of the grace period without a sufficient payment;

               -    the date the Insured dies;

               -    the date you surrender the Policy; or

               -    the date you request that the Policy be canceled.

                              ASSIGNING THE POLICY

               - You may assign Policy rights while the Insured is alive by submitting a written request to our Home Office.

               - The Owner retains any ownership rights that are not assigned.

               - The assignee may not change the Owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.

               -    We are not:

                       - bound by any assignment unless we receive a written notice;

                       -    responsible for the validity of any assignment; or

                                      SAI-3

                       - liable for any payment we make before we received written notice of the assignment and recorded it at the Home Office.

               - Assigning the Policy may have tax consequences. See "Federal Tax Considerations--Tax Treatment of Policy Benefits" in the Prospectus.

                              UNDERWRITING CLASSES

We currently place Insureds into the following underwriting classes - male or female underwriting class, and a non-tobacco or tobacco (preferred and standard) underwriting class. We may also place non-tobacco users who satisfy more stringent underwriting requirements in a super-preferred underwriting class. We will place an Insured under age 18 on the date we issue the Policy, in a standard non-tobacco or standard tobacco class depending on whether or not they use tobacco.

               - In an otherwise identical Policy, an Insured in the non-tobacco class will have a lower cost of insurance than an Insured in a tobacco class.

                              DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program whereby you periodically transfer a specified amount among the Subaccounts or the Declared Interest Option. To participate in dollar cost averaging, you must place at least $1,000 in the Prime Reserve Subaccount (I.E. the "source account"). Each month, we will automatically transfer equal amounts (minimum $100) from the source account to your designated "target accounts." You may have multiple target accounts.

There is no charge for dollar cost averaging. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer charge. The following rules apply to the dollar cost averaging program:

               -    The minimum amount of each transfer is $100.

               - The maximum number of Subaccounts you may select at any one time is 10, plus the Declared Interest Option. If your Policy was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount under the dollar cost averaging program.

               - You select the date to begin this program and it will occur on the same date each month, or on the next Business Day.

               - We will terminate this option upon your request, or if the money in the source account is inadequate, or if you elect to participate in the asset rebalancing program.

We may modify, suspend, or discontinue the dollar cost averaging program at any time.

                            ASSET REBALANCING PROGRAM

We also offer an asset rebalancing program under which we will automatically reallocate your Accumulated Value among the Subaccounts and the Declared Interest Option each year to return your Accumulated Value to your most recent premium allocation percentages. The following rules apply to the asset rebalancing program:

               - The maximum number of Subaccounts you may select at any one time is 10, plus the Declared Interest Option.

               - Rebalancing will occur on the fifth Business Day of the month following your Policy Anniversary.

                                      SAI-4

               - You cannot use asset rebalancing in combination with dollar cost averaging.

               - There is no charge for the asset rebalancing program. Any reallocation which occurs under the asset rebalancing program will not be counted towards the 12 free transfers allowed during each Policy Year.

We may modify, suspend, or discontinue the asset rebalancing program at any time.

                           PAYMENT OF POLICY BENEFITS

If the Insured is alive on the Maturity Date, we will pay you the Accumulated Value less any Indebtedness and unpaid monthly deductions. We will generally make payment within seven days of the Maturity Date. Insurance coverage under the Policy will then end.

We usually pay the amounts of any surrender, withdrawal, death benefit, or payment options within seven days after we receive all applicable written notices and/or due proofs of death, and any other information we deem necessary. However, we can postpone such payments if:

     - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

     - the SEC permits, by an order or less formal interpretation (E.G., no-action letter), the postponement of any payment for the protection of Owners; or

     - the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.

We have the right to defer payment of amounts from the Declared Interest Option (other than death proceeds) for up to six months.

If you have submitted a recent check or draft, then we have the right to defer payment of surrenders, withdrawals, death benefit proceeds, or payments under a payment option derived from such check or draft until the check or draft has been honored.

If mandated under applicable law, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfer, surrender, withdrawal, loan or death proceeds, until instructions are received from the appropriate regulator. The Company may also be required to provide additional information about your account to government regulators.

PAYMENT OPTIONS. You may choose to have the proceeds of this Policy paid under a payment option described below, or in any other manner we agree to. None of these payment options vary with the investment performance of a Subaccount because they are all forms of fixed-benefit annuities. After the Insured's death, the beneficiary may choose an option if you had not done so before the Insured's death. If no payment option is chosen, we will pay the proceeds in one sum. We may also pay the proceeds in one sum if: (1) the proceeds are less than $2,000; (2) periodic payments are less than $20; or (3) the payee is an assignee, estate, trustee, partnership, corporation, or association.

Even if the death benefit under the Policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under payment options.

                                      SAI-5

We currently offer the following payment option choices:

Interest Income                 The proceeds are left with us and we will pay
                                interest on the proceeds every 1, 3, 6, or 12
                                months as the payee chooses. We determine the
                                rate of interest. The payee may withdraw all or
                                part of the proceeds at any time.

Income for a Fixed Term         We will pay the proceeds in equal installments
                                for a fixed term of years.

Life Income with Term Certain   We will pay the proceeds in equal installments
                                for as long as the payee lives, but for not less
                                than a term certain. You or the payee may choose
                                one of the terms certain shown in the payment
                                option tables in your Policy.

Income for Fixed Amount         We will pay the proceeds in equal installments
                                of a specified amount. We will continue such
                                payments until we have paid out all proceeds
                                plus interest.

Joint and Two-Thirds to         We will pay the proceeds in equal monthly
Survivor Monthly Life Income    installments for as long as two joint payees
                                live. When one payee dies, we will pay
                                installments of two-thirds of the first
                                installment to the surviving payee. Payments
                                will end when the surviving payee dies.

SUPPLEMENTAL BENEFITS AND RIDERS

The following supplemental benefits and riders currently are available under the Policy. We deduct any charges for these benefits and riders from Accumulated Value as part of the monthly deduction. The benefits and riders available provide fixed benefits that do not vary with the investment performance of the Separate Account. You may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these supplemental benefits and riders.

CHILDREN'S TERM RIDER -- Provides term insurance on each of the Insured's covered children who has not reached age 19 by the effective date of the rider. Coverage is provided until the earlier of the child attaining age 25 or the Insured attaining age 65. The rider proceeds are the Children's Term Rider Specified Amount in force on the date of the child's death (shown on Policy schedule page), less any cost of insurance due and unpaid at the child's death. We pay the rider proceeds in a lump sum (or other arrangement we agree to) to the Owner, or if the Owner is not surviving, to the child's estate. Your Policy schedule page will show the cost of insurance for this rider and we will include such cost of insurance in the monthly deduction.

WAIVER OF MONTHLY DEDUCTIONS AGREEMENT -- We will waive the monthly deduction once we receive due proof of the Insured's total disability. A total disability must: result from bodily injury or disease; begin while the agreement is in force; exist continuously for at least six consecutive months; and prevent the Insured from engaging in any occupation for which he or she is reasonably qualified by education, training, or experience. Your Policy schedule page will show the cost of insurance rate for this agreement and we will include such cost of insurance in the monthly deduction.

ACCELERATED BENEFIT RIDER -- Allows the Owner to acquire a portion of the death benefit in the event of the Insured's terminal illness. A "terminal illness" is a non-correctable medical condition that is expected to result in the Insured's death within 12 months. The accelerated death benefit is payable in a lump sum or over a 12-month period. There is an administrative fee for the accelerated payout. An Accelerated Benefit Rider may have tax consequences. See "Federal Tax Considerations" in the Prospectus.

                                      SAI-6

PERFORMANCE DATA

                           HYPOTHETICAL ILLUSTRATIONS

In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, Accumulated Value, and Net Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

The values we illustrate for death benefit, Accumulated Value, and Net Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account and the portfolios. We have not deducted premium taxes or charges for any riders. These charges would lower the performance figures significantly if reflected.

                            YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts and the underlying Portfolios. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding portfolio. A portfolio's performance reflects the portfolio's expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. ("Lipper") and Variable Annuity Research Data Service ("VARDS") are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio's investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                      SAI-7

You also should refer to your personalized illustrations which illustrate variations of the death benefit, Accumulated Values, and Net Surrender Value under your Policy.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Prime Reserve Subaccount (the "Money Market Subaccount") refers to the annualized investment income generated by an investment in the Prime Reserve Portfolio over a specified seven-day period adjusted for the mortality and expense risk charge under the Policy. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the Prime Reserve Portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account having a balance of one share in the Prime Reserve Portfolio at the beginning of the period, dividing the net change in share value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the portfolio attributable to the hypothetical account; and (2) the mortality and expense risk charge imposed under the Policy.

Effective yield determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying portfolio, the types of quality of portfolio securities held by the underlying portfolio, and the underlying portfolio's operating expenses. During extended periods of low interest rates, the yields may also become extremely low, and after adjustment for the mortality and expense risk charge, possibly negative. Yields may also be presented for periods other than a seven-day period and for the Prime Reserve Portfolio without adjustment for the mortality and expense risk charge.

TOTAL RETURNS

The total return of a Subaccount refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time measured from the date the Subaccount commenced operations. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

Until a Subaccount has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Subaccount's inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Policy charges currently in effect.

AVERAGE ANNUAL TOTAL RETURNS REFLECT TOTAL UNDERLYING PORTFOLIO EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE ("COMMON CHARGES"). However, charges such as surrender charges, and cost of insurance charges, which are based on certain factors, such as sex, Issue Age, Specified Amount, and underwriting classification of the Insured, and which therefore vary with each Policy, are not reflected in average annual total returns, nor are the

                                      SAI-8
premium expense charge, the monthly Policy expense charge, or any charges assessed on partial withdrawal, or transfer ("Non-Common Charges"). IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER.

Because of the charges and deductions imposed under a Policy, performance data for the Subaccounts will be lower than performance data for their corresponding portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. The T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc. and Fidelity Variable Insurance Products Funds have provided all performance information for the portfolios, including the portfolio total value information used to calculate the total returns of the Subaccounts for periods prior to the inception of the Subaccounts. None of the Funds are affiliated with us. While we have no reason to doubt the accuracy of the figures provided by these non-affiliated Funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures.

PERFORMANCE FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE. THE PERFORMANCE OF EACH SUBACCOUNT WILL FLUCTUATE ON A DAILY BASIS.

ADDITIONAL INFORMATION

                              SALE OF THE POLICIES


Southern Farm Bureau Fund Distributor, Inc. ("SFB Fund Distributor") is responsible for distributing the Policies pursuant to a distribution agreement with us. SFB Fund Distributor serves as principal underwriter for the Policies. SFB Fund Distributor, a Mississippi corporation organized in 1981 and a wholly owned subsidiary of the Company, is located at 1401 Livingston Lane, Jackson, Mississippi 39213. SFB Fund Distributor is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. SFB Fund Distributor is not a member of the Securities Investor Protection Corporation.


We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policies, including other incentives or payments, are not charged directly to the Owners or amounts in the Separate Account or Declared Interest Option.

SFB Fund Distributor offers the Policies through its registered representatives. Registered representatives must also be licensed as insurance agents and appointed by the Company.

SFB Fund Distributor received sales compensation with respect to the Policies in the following amounts during the periods indicated:


Fiscal Year   Aggregate Amount of Commissions Paid   Aggregate Amount of Commissions Retained by SFB
              to SFB Fund Distributor                Fund Distributor
------------------------------------------------------------------------------------------------------
2002                       $   2,512.00                           $    304.00
2003                       $  27,578.00                           $  9,509.00
2004                       $  73,555.00                           $ 32,468.00



It is the policy of the Company to pay commissions directly to registered representatives, except in instances in which a registered representative is not eligible under applicable rules and regulations to receive a commission, in which case such commission is paid to and retained by SFB Fund Distributor. SFB Fund Distributor does not

                                      SAI-9
receive any commission override as distributor for the Policies. However, under the distribution agreement with SFB Fund Distributor, we pay the following sales expenses: supervisor and registered representative manager compensation; advertising expenses; and all other expenses of distributing the Policies. We also pay for SFB Fund Distributor's operating and other expenses.

Sales charges deducted from premium payments, as well as proceeds from the surrender charge on the Policies are retained by us and used to defray expenses we incur.

                                REPORTS TO OWNERS

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing the following information as of the end of the report period:

               -    the current Accumulated Value;

               -    the current Net Surrender Value;

               -    the current death benefit;

               -    the current amount of Indebtedness;

               - any activity since the last report (E.G., premiums paid, withdrawals, deductions, loans or loan repayments, and other transactions); and

               -    any other information required by law.

                                     RECORDS

We will maintain all records relating to the Separate Account and the Declared Interest Option at our Home Office.

                         POTENTIAL CONFLICTS OF INTEREST

In addition to the Separate Account, the Funds may sell portfolio shares to other separate accounts established by other insurance companies (which may or may not be affiliated with the Company), and to separate accounts to serve as the underlying investment for variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, a material conflict may arise between the interests of Owners of the Policies, and of owners of other policies whose values are allocated to other separate accounts investing in any of the portfolios. It also may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither the Company nor the Funds currently foresee any such disadvantages, each Fund's Board of Directors will monitor events in order to identify any material conflicts and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a Fund's Board of Directors were to conclude that separate portfolios should be established, we will bear the attendant expenses, but you would no longer have the economies of scale resulting from a larger combined portfolio.

                                     SAI-10

                                  LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. Joseph A. Purvis, Senior Vice President and General Counsel and Secretary of Southern Farm Bureau Life Insurance Company, has provided advice on certain matters relating to the laws of Mississippi regarding the Policy and our issuance of the Policy.

                                     EXPERTS

The Separate Account's statements of assets and liabilities as of December 31, 2004, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, appearing herein, have been audited by KPMG LLP, Suite 1100, One Jackson Place, 188 East Capitol Street, Jackson, MS 39201, independent registered public accounting firm, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The statutory statements of admitted assets, liabilities and stockholders' equity of the Company as of December 31, 2004 and 2003, and the related statutory statements of earnings, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2004, and related financial statement schedules appearing herein, have been audited by KPMG LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The audit report of KPMG LLP refers to the preparation of the financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Mississippi, which practices differ from accounting principles generally accepted in the United States of America. Also, the audit report of KPMG LLP refers to a change in the method of accounting for the Company's investments in joint ventures, partnerships, and limited liability companies as of January 1, 2002.

Actuarial matters included in the Prospectus and SAI have been examined by Kenneth P. Johnston, FSA, Vice President - Product Development of the Company, as stated in his opinion filed as an exhibit to the registration statement.

                                OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the Prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

FINANCIAL STATEMENTS

The Company's statutory basis financial statements, which are included in this SAI, should be considered only as bearing on the Company's ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                     SAI-11

       REPORT OF INDEPDENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Participants
Southern Farm Bureau Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of Southern Farm Bureau Life Variable Life Account (comprised of the Contrafund, Growth, High Income, Index 500, Mid-Cap, Overseas, Equity Income, Mid-Cap Growth, Personal Strategy Balanced, Limited-Term Bond, and Prime Reserve Subaccounts) as of December 31, 2004, and the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective subaccounts of Southern Farm Bureau Life Variable Life Account as of December 31, 2004, and the results of their operations for the year then ended and the changes in their net assets for the years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America.


                                                 /s/ KPMG LLP


Jackson, Mississippi
April 29, 2005

                 SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

                      Statements of Assets and Liabilities

                                December 31, 2004

                                                                                         HIGH
                                                              CONTRAFUND    GROWTH      INCOME    INDEX 500    MID-CAP     OVERSEAS
                                                              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                              ----------  ----------  ----------  ----------  ----------  ----------
Assets
  Investments in shares of mutual funds, at fair value        $   48,535      92,225      30,253     104,667      24,649      31,925
Liabilities                                                          158         287         101         327          56          88
                                                              ----------  ----------  ----------  ----------  ----------  ----------
               Net assets                                     $   48,377      91,938      30,152     104,340      24,593      31,837
                                                              ==========  ==========  ==========  ==========  ==========  ==========
Accumulation units                                            $   48,377      91,938      30,152     104,340      24,593      31,837
                                                              ----------  ----------  ----------  ----------  ----------  ----------
               Total net assets                               $   48,377      91,938      30,152     104,340      24,593      31,837
                                                              ==========  ==========  ==========  ==========  ==========  ==========
Investments in shares of mutual funds, at cost                $   42,117      87,672      27,895      92,757      21,818      27,235
Shares of mutual funds owned                                    1,823.26    2,881.14    4,322.00      759.84      816.76    1,822.25
Accumulation units outstanding                                  3,361.24    6,731.63    2,056.39    6,970.20    2,016.93    1,877.13
Accumulation unit value                                       $    14.39       13.66       14.66       14.97       12.19       16.96

                                                                                       PERSONAL
                                                                EQUITY     MID-CAP     STRATEGY    LIMITED-     PRIME
                                                                INCOME      GROWTH     BALANCED   TERM BOND    RESERVE
                                                              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                              ----------  ----------  ----------  ----------  ----------
Assets
  Investments in shares of mutual funds, at fair value           156,410     126,594      77,431      11,842      25,368
Liabilities                                                          506         415         243          34          40
                                                              ----------  ----------  ----------  ----------  ----------
               Net assets                                        155,904     126,179      77,188      11,808      25,328
                                                              ==========  ==========  ==========  ==========  ==========
Accumulation units                                               155,904     126,179      77,188      11,808      25,328
                                                              ----------  ----------  ----------  ----------  ----------
               Total net assets                                  155,904     126,179      77,188      11,808      25,328
                                                              ==========  ==========  ==========  ==========  ==========
Investments in shares of mutual funds, at cost                   141,031     107,144      70,443      11,994      25,368
Shares of mutual funds owned                                    7,001.35    5,375.56    4,359.87    2,377.98   25,368.80
Accumulation units outstanding                                 10,143.36    7,192.54    5,399.14    1,130.08    2,544.07
Accumulation unit value                                            15.37       17.54       14.30       10.45        9.96

See accompanying notes to financial statements.

                 SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2004

                                                                                 HIGH
                                                    CONTRAFUND     GROWTH       INCOME     INDEX 500       MID-CAP        OVERSEAS
                                                    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT (1)   SUBACCOUNT
                                                    ----------   ----------   ----------   ----------   --------------   ----------
Income:
  Dividends                                         $       64           65          389          554               --          106
Expenses:
  Mortality and expense risk                              (319)        (595)        (185)        (719)             (60)        (177)
                                                    ----------   ----------   ----------   ----------   --------------   ----------
               Net investment income (loss)               (255)        (530)         204         (165)             (60)         (71)
Realized gains (losses) on investments:
  Realized gains (losses) on sale of fund shares           545          698           53        1,178                6          266
  Realized gain distributions                               --           --           --           --               --           --
                                                    ----------   ----------   ----------   ----------   --------------   ----------
               Total realized gains (losses)
                  on investments                           545          698           53        1,178                6          266
Change in unrealized appreciation (depreciation)
  of investments                                         5,173        2,680        2,039        6,945            2,830        2,996
                                                    ----------   ----------   ----------   ----------   --------------   ----------
               Net increase (decrease) in
                  net assets from operations        $    5,463        2,848        2,296        7,958            2,776        3,191
                                                    ==========   ==========   ==========   ==========   ==============   ==========

                                                                               PERSONAL
                                                      EQUITY      MID-CAP      STRATEGY     LIMITED-      PRIME
                                                      INCOME       GROWTH      BALANCED    TERM BOND      RESERVE
                                                    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                    ----------   ----------   ----------   ----------   ----------
Income:
  Dividends                                              4,566           --        1,355          228          203
Expenses:
  Mortality and expense risk                              (923)        (863)        (457)         (73)        (299)
                                                    ----------   ----------   ----------   ----------   ----------
               Net investment income (loss)              3,643         (863)         898          155          (96)
Realized gains (losses) on investments:
  Realized gains (losses) on sale of fund shares           656        1,772          418          (22)          --
  Realized gain distributions                               --           --           --           --           --
                                                    ----------   ----------   ----------   ----------   ----------
               Total realized gains (losses)
                  on investments                           656        1,772          418          (22)          --
Change in unrealized appreciation (depreciation)
  of investments                                        11,632       15,080        5,351         (132)          --
                                                    ----------   ----------   ----------   ----------   ----------
               Net increase (decrease) in net
                  assets from operations                15,931       15,989        6,667            1          (96)
                                                    ==========   ==========   ==========   ==========   ==========


(1)  Period from May 3, 2004 (date operations commenced) through
     December 31, 2004.

See accompanying notes to financial statements.

                 SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

                      Statements of Changes in Net Assets

                    Years ended December 31, 2004 and 2003

                                                                                                                     HIGH
                                                              CONTRAFUND                  GROWTH                    INCOME
                                                              SUBACCOUNT                SUBACCOUNT                SUBACCOUNT
                                                        -----------------------   -----------------------   -----------------------
                                                           2004         2003         2004         2003         2004         2003
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                          $     (255)         (37)        (530)         (64)         204           14
  Total realized gains (losses) on investments                 545          125          698          222           53           17
  Change in unrealized appreciation (depreciation)
    of investments                                           5,173        1,242        2,680        1,872        2,039          311
                                                        ----------   ----------   ----------   ----------   ----------   ----------
          Net increase (decrease) in net assets
            from operations                                  5,463        1,330        2,848        2,030        2,296          342
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Contract transactions:
  Transfers of net premiums                                 23,130        5,562       33,693        9,047       11,246        1,696
  Transfers of surrenders and death benefits                (1,366)          --       (1,420)          --         (474)          (1)
  Transfers of policy loans                                   (926)          --       (1,140)          --           --           --
  Transfers of administrative charges                       (5,882)      (2,061)      (9,775)      (3,254)      (2,978)        (529)
  Transfers between subaccounts, including
    fixed interest subaccounts                              17,999        4,561       51,355        8,277       15,821        2,501
                                                        ----------   ----------   ----------   ----------   ----------   ----------
          Net increase (decrease) in net assets
            from contract transactions                      32,955        8,062       72,713       14,070       23,615        3,667
                                                        ----------   ----------   ----------   ----------   ----------   ----------
          Total increase (decrease) in net assets           38,418        9,392       75,561       16,100       25,911        4,009
Net assets at beginning of year                              9,959          567       16,377          277        4,241          232
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Net assets at end of year                               $   48,377        9,959       91,938       16,377       30,152        4,241
                                                        ==========   ==========   ==========   ==========   ==========   ==========


                                                               INDEX 500                 MID-CAP                  OVERSEAS
                                                               SUBACCOUNT             SUBACCOUNT (1)              SUBACCOUNT
                                                        -----------------------   -----------------------   -----------------------
                                                           2004         2003         2004         2003         2004          2003
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                (165)        (115)         (60)          --          (71)         (24)
  Total realized gains (losses) on investments               1,178          183            6           --          266          202
  Change in unrealized appreciation (depreciation)
    of investments                                           6,945        4,972        2,830           --        2,996        1,698
                                                        ----------   ----------   ----------   ----------   ----------   ----------
          Net increase (decrease) in net assets
            from operations                                  7,958        5,040        2,776           --        3,191        1,876
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Contract transactions:
  Transfers of net premiums                                 50,923       16,304        9,796           --       16,019        5,985
  Transfers of surrenders and death benefits                  (672)        (232)         (48)          --          (87)          --
  Transfers of policy loans                                 (1,695)          --           --           --         (452)          --
  Transfers of administrative charges                      (12,962)      (5,019)      (1,655)          --       (4,970)      (2,031)
  Transfers between subaccounts, including
    fixed interest subaccounts                              28,928       14,003       13,724           --        9,924        1,517
                                                        ----------   ----------   ----------   ----------   ----------   ----------
          Net increase (decrease) in net assets
            from contract transactions                      64,522       25,056       21,817           --       20,434        5,471
                                                        ----------   ----------   ----------   ----------   ----------   ----------
          Total increase (decrease) in net assets           72,480       30,096       24,593           --       23,625        7,347
Net assets at beginning of year                             31,860        1,764           --           --        8,212          865
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Net assets at end of year                                  104,340       31,860       24,593           --       31,837        8,212
                                                        ==========   ==========   ==========   ==========   ==========   ==========

                                                                                                     (Continued)

                 SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

                      Statements of Changes in Net Assets

                    Years ended December 31, 2004 and 2003


                                                                                                                   PERSONAL
                                                                EQUITY                    MID-CAP                  STRATEGY
                                                                INCOME                    GROWTH                   BALANCED
                                                              SUBACCOUNT                SUBACCOUNT                SUBACCOUNT
                                                        -----------------------   -----------------------   -----------------------
                                                           2004         2003         2004         2003         2004         2003
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                               3,643          157         (863)        (138)         898          134
  Total realized gains (losses) on investments                 656          138        1,772          262          418           93
  Change in unrealized appreciation (depreciation)
    of investments                                          11,632        3,725       15,080        4,351        5,351        1,622
                                                        ----------   ----------   ----------   ----------   ----------   ----------
          Net increase (decrease) in net assets
            from operations                                 15,931        4,020       15,989        4,475        6,667        1,849
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Contract transactions:
  Transfers of net premiums                                 67,391       18,958       58,523       20,127       39,093       10,637
  Transfers of surrenders and death benefits                (1,372)        (289)      (2,255)        (119)      (1,059)        (288)
  Transfers of policy loans                                 (2,303)          --       (3,238)          --       (1,157)          --
  Transfers of administrative charges                      (18,691)      (5,790)     (17,312)      (6,411)     (10,393)      (2,903)
  Transfers between subaccounts, including
    fixed interest subaccounts                              64,163       11,806       42,901       11,766       27,581        6,068
                                                        ----------   ----------   ----------   ----------   ----------   ----------
          Net increase (decrease) in net assets
            from contract transactions                     109,188       24,685       78,619       25,363       54,065       13,514
                                                        ----------   ----------   ----------   ----------   ----------   ----------
          Total increase (decrease) in net assets          125,119       28,705       94,608       29,838       60,732       15,363
Net assets at beginning of year                             30,785        2,080       31,571        1,733       16,456        1,093
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Net assets at end of year                                  155,904       30,785      126,179       31,571       77,188       16,456
                                                        ==========   ==========   ==========   ==========   ==========   ==========


                                                               LIMITED-                    PRIME
                                                               TERM BOND                  RESERVE
                                                              SUBACCOUNT                SUBACCOUNT
                                                        -----------------------   -----------------------
                                                           2004         2003         2004         2003
                                                        ----------   ----------   ----------   ----------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 155           68          (96)          14
  Total realized gains (losses) on investments                 (22)           5           --           --
  Change in unrealized appreciation (depreciation)
    of investments                                            (132)         (21)          --           --
                                                        ----------   ----------   ----------   ----------
          Net increase (decrease) in net assets
            from operations                                      1           52          (96)          14
                                                        ----------   ----------   ----------   ----------
Contract transactions:
  Transfers of net premiums                                  8,301        3,569      287,960      102,088
  Transfers of surrenders and death benefits                  (130)        (115)        (331)        (115)
  Transfers of policy loans                                   (251)          --         (228)          --
  Transfers of administrative charges                       (2,503)        (991)     (14,133)      (7,359)
  Transfers between subaccounts, including
    fixed interest subaccounts                               2,659          852     (281,475)     (64,649)
                                                        ----------   ----------   ----------   ----------
          Net increase (decrease) in net assets
            from contract transactions                       8,076        3,315       (8,207)      29,965
                                                        ----------   ----------   ----------   ----------
          Total increase (decrease) in net assets            8,077        3,367       (8,303)      29,979
Net assets at beginning of year                              3,731          364       33,631        3,652
                                                        ----------   ----------   ----------   ----------
Net assets at end of year                                   11,808        3,731       25,328       33,631
                                                        ==========   ==========   ==========   ==========


(1) Period from May 3, 2004 (date operations commenced) through
    December 31, 2004.

See accompanying notes to financial statements.

                 SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2004 and 2003

(1)  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     (a)  ORGANIZATION

          Southern Farm Bureau Life Variable Life Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Southern Farm Bureau Life Insurance Company (the Company) in accordance with the rules and regulations of the Insurance Department of the State of Mississippi. The Account is a funding vehicle for individual adjustable premium variable life insurance policies issued by the Company. The Account commenced operations on August 1, 2002.

          At the direction of eligible policy owners, the Account invests in eleven investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

               SUBACCOUNT                                INVESTS EXCLUSIVELY IN SHARES OF
               --------------------------          -------------------------------------------
                                                   Fidelity Variable Insurance Products Funds:
               Contrafund                            Contrafund Portfolio
               Growth                                Growth Portfolio
               High Income                           High Income Portfolio
               Index 500                             Index 500 Portfolio
               Mid-Cap (1)                           Mid-Cap Portfolio
               Overseas                              Overseas Portfolio

                                                   T. Rowe Price Equity Series Inc.:
               Equity Income                         Equity Income Portfolio
               Mid-Cap Growth                        Mid-Cap Growth Portfolio
               Personal Strategy Balanced            Personal Strategy Balanced Portfolio

                                                   T. Rowe Price Fixed Income Series Inc.:
               Limited-Term Bond                     Limited-Term Bond Portfolio
               Prime Reserve                         Prime Reserve Portfolio

               (1)  Commenced operations on May 3, 2004.

          Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable life insurance policies is not chargeable with liabilities arising out of any business the Company may conduct.

     (b)  INVESTMENTS

          Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

          Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

     (c)  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

          The preparation of the Account's financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements.

(2)  EXPENSE CHARGES

     The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

     PREMIUM EXPENSE CHARGE: The Company deducts a premium expense charge from each premium payment to compensate itself for policy-related distribution expenses. The remaining amount (the net premium) is credited to the Accumulated Value according to the allocation instructions. For each policy year, the Company currently deducts a premium expense charge equal to 10% of the premiums paid in the Policy Year up to the basic annual premium, and 3% of such premium paid in that Policy Year in excess of the basic annual premium.

     MONTHLY DEDUCTION: The Company deducts a monthly deduction from the Accumulated Value on the Policy Date and on each Monthly Deduction Day. The Company will make deductions from each subaccount and the Declared Interest Option on a pro-rata basis. Because portions of the monthly deduction (such as the cost of insurance) can vary from month-to-month, the monthly deduction will also vary.

     The monthly deduction has three components:

          1. a cost of insurance charge;
          2. a monthly policy expense equal to $6.00; and
          3. charges for any riders

     MORTALITY AND EXPENSE RISK CHARGE: The Company deducts a daily charge from each Subaccount (not the Declared Interest Option) to compensate itself for certain mortality and expense risks it assumes. This charge is equal to:

          -  The assets in each subaccount, multiplied by
          - 0.0028618%, which is the daily portion of the annual mortality and expense risk charge rate of 1.05% during all policy years.

     SURRENDER CHARGES: If the policyholder fully surrenders the Policy (or it lapses) during the first 10 Policy Years, the Company deducts surrender charges from the Accumulated Value. The surrender charge begins at 50% of the Basic Annual Premium in the 1st year and declines 5% each year until the 11th year at which time the surrender charge will be 0%. Additional 10-year surrender charges are associated with each Specified Amount increase.

     WITHDRAWAL CHARGES: For each withdrawal, the Company will deduct from the amount withdrawn a fee equal to the lesser of $25 or 2% of the amount withdrawn.

     TRANSFER CHARGE: The Company may currently charge $25 for the 13th and each additional transfer among the Subaccounts and Declared Interest Option during a policy year.

(3)  FEDERAL INCOME TAXES

     The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company reviews periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the accounts.

(4)  PURCHASES AND SALES OF INVESTMENT SECURITIES

     The aggregate cost of investment securities purchased and proceeds from investment securities sold by the subaccounts were as follows during the year ended December 31, 2004:

                                            COST OF       PROCEEDS
                  SUBACCOUNT               PURCHASES     FROM SALES
          --------------------------      -----------   ------------
          Contrafund                      $    34,621          1,765
          Growth                               75,210          2,740
          High Income                          24,638            718
          Index 500                            69,687          5,003
          Mid-Cap                              21,901             89
          Overseas                             21,294            844
          Equity Income                       116,188          2,852
          Mid-Cap Growth                       83,276          5,107
          Personal Strategy Balanced           57,182          1,978
          Limited-Term Bond                     9,394          1,130
          Prime Reserve                       256,250        264,514

(5)  CHANGES FROM UNITS OUTSTANDING

     Transactions in units of each subaccount were as follows for the years ended December 31, 2004 and 2003:

                                                         2004                                     2003
                                        --------------------------------------  ----------------------------------------
                                                                  NET INCREASE
                 SUBACCOUNT              PURCHASED    REDEEMED     (DECREASE)    PURCHASED    REDEEMED     NET INCREASE
        ----------------------------    -----------  -----------  ------------  -----------  -----------  --------------
        Contrafund                            3,274          704         2,570          919          185             734
        Growth                                6,564        1,059         5,505        1,473          273           1,200
        High Income                           2,036          294         1,742          334           42             292
        Index 500                             6,537        1,897         4,640        2,600          434           2,166
        Mid-Cap                               2,173          156         2,017           --           --              --
        Overseas                              1,781          449         1,332          631          167             464
        Equity Income                         9,535        1,670         7,865        2,595          508           2,087
        Mid-Cap Growth                        6,624        1,539         5,085        2,452          502           1,950
        Personal Strategy Balanced            5,125        1,011         4,114        1,456          276           1,180
        Limited-Term Bond                     1,109          336           773          442          121             321
        Prime Reserve                        30,143       30,972          (829)      10,257        7,249           3,008

(6)  UNIT VALUES

     The Account has presented the following summary of units outstanding, unit values, net assets, investment income ratios, ratios of expenses to average net assets, and total return ratios for the years ended December 31, 2004 and 2003 and the period August 1, 2002 (date operations commenced) through December 31, 2002:


                                         AS OF DECEMBER 31
                                   ------------------------------  INVESTMENT   EXPENSES TO
                                                UNIT       NET       INCOME       AVERAGE         TOTAL
                                     UNITS     VALUE     ASSETS    RATIO (1)   NET ASSETS (2)   RETURN (3)
                                   ---------  --------  ---------  ----------  --------------   ----------
     Contrafund
       2004                         3,361.24  $  14.39  $  48,377        0.21%           1.05%       14.24%
       2003                           790.77     12.59      9,959        0.20%           1.05%       27.13%
       2002                            57.28      9.91        567        0.00%           1.05%       (3.50)%
     Growth
       2004                         6,731.63     13.66     91,938        0.11%           1.05%        2.30%
       2003                         1,226.71     13.35     16,377        0.09%           1.05%       31.47%
       2002                            27.31     10.15        277        0.00%           1.05%        6.00%
     High Income
       2004                         2,056.39     14.66     30,152        2.18%           1.05%        8.43%
       2003                           313.68     13.52      4,241        1.90%           1.05%       25.94%
       2002                            21.66     10.74        232        0.00%           1.05%       34.21%
     Index 500
       2004                         6,970.20     14.97    104,340        0.80%           1.05%        9.44%
       2003                         2,329.71     13.68     31,860        0.35%           1.05%       27.08%
       2002                           164.03     10.76      1,764        0.00%           1.05%       31.43%
     Mid-Cap (4)
       2004                         2,016.93     12.19     24,593        0.00%           1.05%       34.87%

                                    AS OF DECEMBER 31                       RATIO OF
                              ------------------------------  INVESTMENT   EXPENSES TO
                                           UNIT       NET      INCOME        AVERAGE         TOTAL
                                UNITS     VALUE     ASSETS    RATIO (1)   NET ASSETS (2)   RETURN (3)
                              ---------  --------  ---------  ----------  --------------   ----------
Overseas
  2004                         1,877.13     16.96     31,837        0.62%           1.05%       12.42%
  2003                           544.52     15.08      8,212        0.45%           1.05%       41.88%
  2002                            81.46     10.63        865        0.00%           1.05%       25.57%
Equity Income
  2004                        10,143.36     15.37    155,904        5.15%           1.05%       13.69%
  2003                         2,277.83     13.52     30,785        2.21%           1.05%       24.20%
  2002                           191.16     10.88      2,080        1.16%           1.05%       37.00%
Mid-Cap Growth
  2004                         7,192.54     17.54    126,179        0.00%           1.05%       17.06%
  2003                         2,107.56     14.98     31,571        0.00%           1.05%       36.95%
  2002                           158.49     10.94      1,733        0.00%           1.05%       39.64%
Personal Strategy Balanced
  2004                         5,399.14     14.30     77,188        3.08%           1.05%       11.59%
  2003                         1,284.93     12.81     16,456        2.92%           1.05%       23.51%
  2002                           105.49     10.37      1,093        1.11%           1.05%       14.80%
Limited-Term Bond
  2004                         1,130.08     10.45     11,808        3.24%           1.05%        0.05%
  2003                           357.29     10.44      3,731        4.68%           1.05%        3.19%
  2002                            35.98     10.12        364        1.02%           1.05%        5.10%
Prime Reserve
  2004                         2,544.07      9.96     25,328        0.71%           1.05%       (0.16)%
  2003                         3,372.59      9.97     33,631        1.23%           1.05%       (0.36)%
  2002                           364.99     10.01      3,652        0.41%           1.05%        0.22%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(4)  Subaccount commenced operations on May 3, 2004.

       REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors
Southern Farm Bureau Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and stockholders' equity of Southern Farm Bureau Life Insurance Company as of December 31, 2004 and 2003, and the related statutory statements of earnings, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Mississippi, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Southern Farm Bureau Life Insurance Company as of December 31, 2004 and 2003, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2004.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and stockholders' equity of Southern Farm Bureau Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2004, on the basis of accounting described in note 1.

As described more fully in note 1 to the financial statements, the Company changed its method of accounting for its investments in joint ventures, partnerships, and limited liability companies, as of January 1, 2002.

As described in note 1 to the financial statements, the Company received permission from the Insurance Department of the State of Mississippi to record the value of certain restricted stock at cost at December 31, 2001. Under prescribed statutory practices, the restricted stock would be carried at fair value. That permitted practice decreased statutory surplus by $67,431,789 as of December 31, 2001, as compared to what it would have been had prescribed accounting practice been followed. In 2002, the Company had a nonmonetary exchange of this restricted stock for unrestricted stock and realized a gain of $43,897,431.

Our audits were made for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The supplementary information included in Schedules 1 - 6 is presented for purposes of additional analysis and is not a required part of the basic 2004 statutory financial statements. Such information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.


                                                   /s/  KPMG LLP


Jackson, Mississippi
April 29, 2005

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                    Statutory Statements of Admitted Assets,
                      Liabilities and Stockholders' Equity

                           December 31, 2004 and 2003

                           ADMITTED ASSETS                                   2004              2003
                                                                        ---------------   ---------------
Investments:
   Bonds, at amortized cost (approximate fair value of
      $6,099,700,932 in 2004 and $5,545,853,411 in 2003)                $ 5,816,859,978     5,301,350,840
   Stocks:
      Preferred stocks, at cost (approximate fair value of
          $66,712,050 in 2004 and $81,482,031 in 2003)                       61,681,482        75,358,853
      Common stocks, at fair value (cost of $453,760,640 in 2004
           and $445,722,631 in 2003)                                        647,202,387       573,085,412
                                                                        ---------------   ---------------
                Total stocks                                                708,883,869       648,444,265
                                                                        ---------------   ---------------
   Mortgage and other loans                                               1,139,422,215     1,108,996,820

   Real estate:
      Home office property, at cost, less accumulated
          depreciation of $18,318,094 in 2004 and $17,752,600 in 2003        14,940,078        15,293,572
      Real estate held for investment, at cost, less accumulated
          depreciation of $317,297 in 2004 and $336,782 in 2003                 887,566           949,082
                                                                        ---------------   ---------------
                Total real estate                                            15,827,644        16,242,654
                                                                        ---------------   ---------------
   Investment in subsidiaries                                                 6,028,581         5,805,484
   Partnership interests, at approximate equity in net assets               316,010,898       311,563,955
   Cash and short-term investments, at cost which approximates
      fair value                                                            120,052,168       125,471,472
   Policy loans                                                             344,445,261       339,255,427
   Receivable for securities                                                  3,297,792        10,831,417
                                                                        ---------------   ---------------
                Total investments                                         8,470,828,406     7,867,962,334
                                                                        ---------------   ---------------
Deferred income taxes                                                        26,963,657        30,498,490
Premiums deferred and uncollected                                           118,377,503       106,776,900
Accrued investment income                                                    86,496,017        86,012,736
Other receivables and other assets                                            6,258,933         6,740,798
Separate account assets                                                      62,679,454        42,256,855
                                                                        ---------------   ---------------
                                                                        $ 8,771,603,970     8,140,248,113
                                                                        ===============   ===============

                                                                    (Continued)

                     SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                      Statutory Statements of Admitted Assets,
                         Liabilities and Stockholders' Equity

                              December 31, 2004 and 2003



                 LIABILITIES AND STOCKHOLDERS' EQUITY                        2004              2003
                                                                        ---------------   ---------------
Aggregate reserves for all policies:
   Life and annuity policies and contracts                              $ 6,395,752,133     6,058,302,197
   Accident and health contracts                                             42,781,772        39,036,900
   Supplementary contracts                                                   24,965,347        24,327,688
                                                                        ---------------   ---------------
               Total policy reserves                                      6,463,499,252     6,121,666,785
                                                                        ---------------   ---------------
Policy and contract claims                                                   25,678,558        26,450,382

Policyholders' funds:
   Premiums received in advance                                               1,330,137         2,150,762
   Funds on deposit                                                           2,571,501         5,088,715
   Accrued policy dividends                                                  56,114,251        54,957,769
   Dividends left on deposit                                                304,803,622       303,939,501
                                                                        ---------------   ---------------
               Total policyholders' funds                                   364,819,511       366,136,747
                                                                        ---------------   ---------------
Pension plan administration funds                                           377,528,161       346,874,405

General liabilities:
   Securities sold under repurchase agreements                               55,785,750                --
   Taxes, other than federal income taxes                                     6,056,960         5,682,204
   Federal income taxes                                                       4,602,879         7,285,921
   Due to subsidiaries and other affiliates                                  11,962,152         4,306,994
   Commissions                                                                4,934,707         5,541,969
   Notes payable                                                             47,253,051        44,838,386
   Accounts payable and other liabilities                                    47,178,438        47,136,430
                                                                        ---------------   ---------------
               Total general liabilities                                    177,773,937       114,791,904
                                                                        ---------------   ---------------
Asset valuation reserve                                                     183,243,307       152,905,063
Separate account liabilities                                                 62,679,454        42,256,855
                                                                        ---------------   ---------------
               Total liabilities                                          7,655,222,180     7,171,082,141
                                                                        ---------------   ---------------
Stockholders' equity:
   Common stock of $100 par value. Authorized 20,000 shares;
      issued and outstanding 15,000 shares                                    1,500,000         1,500,000
   Additional paid-in capital                                                   400,000           400,000
   Unassigned surplus                                                     1,114,481,790       967,265,972
                                                                        ---------------   ---------------
               Total stockholders' equity                                 1,116,381,790       969,165,972
                                                                        ---------------   ---------------
                                                                        $ 8,771,603,970     8,140,248,113
                                                                        ===============   ===============


See accompanying notes to statutory financial statements.

                 SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        Statutory Statements of Earnings

                  Years ended December 31, 2004, 2003 and 2002

                                                                          2004               2003               2002
                                                                    ---------------    ---------------    ---------------
Income:
   Premiums and other considerations:
      Life premiums                                                 $   451,495,415        415,961,320        397,292,358
      Annuity premiums and other fund deposits                          268,838,271        524,626,403        382,647,521
      Accident and health premiums                                       27,428,750         21,938,596         22,628,774
      Supplementary contracts and dividend accumulations                 10,983,915          9,704,526         11,381,532
   Reserve adjustments on reinsurance ceded                               6,505,575          3,429,805          7,297,917
   Investment income, net of expenses of $12,594,525 in 2004,
      $16,256,173 in 2003, and $19,323,443 in 2002                      468,086,761        482,768,240        432,441,692
   Other                                                                    500,175            569,399            689,763
                                                                    ---------------    ---------------    ---------------
               Total income                                           1,233,838,862      1,458,998,289      1,254,379,557
                                                                    ---------------    ---------------    ---------------
Benefits and reserve changes:
   Death benefits                                                       125,078,458        119,142,914        106,686,190
   Accident and health benefits                                           6,368,187         10,903,687          9,361,347
   Surrender and other life insurance benefits                          257,945,062        209,138,111        211,482,405
   Annuity benefits                                                      41,353,147         34,721,557         32,106,846
   Net increase in aggregate reserves, certain funds on deposit,
      and loading on deferred and uncollected premiums                  352,697,822        625,163,481        472,242,521
   Interest on policy and contract funds                                 26,657,329         27,382,824         17,745,508
   Payments on dividend accumulations and supplementary
      contracts                                                          22,094,855         21,826,111         22,419,303
                                                                    ---------------    ---------------    ---------------
               Total benefits and reserve changes                       832,194,860      1,048,278,685        872,044,120
                                                                    ---------------    ---------------    ---------------
Other operating expenses:
   Commissions                                                           62,022,062         72,549,136         54,588,369
   General insurance expenses                                           110,598,574        103,728,223         94,327,742
   Taxes, licenses and fees                                              16,040,353         14,178,570         12,780,938
                                                                    ---------------    ---------------    ---------------
               Total other operating expenses                           188,660,989        190,455,929        161,697,049
                                                                    ---------------    ---------------    ---------------
               Earnings before policyholders' dividends, federal
                  income taxes and realized investment
                  gains (losses)                                        212,983,013        220,263,675        220,638,388

Policyholders' dividends                                                 54,725,648         53,443,420         52,332,545
                                                                    ---------------    ---------------    ---------------
               Earnings before federal income taxes and
                  realized investment gains (losses)                    158,257,365        166,820,255        168,305,843

Federal income taxes                                                     30,885,151         56,054,185         50,901,065
                                                                    ---------------    ---------------    ---------------
               Earnings before realized investment gains (losses)       127,372,214        110,766,070        117,404,778

Realized investment gains (losses), net                                  52,086,712         (5,808,313)       (54,280,950)
   Adjusted for:
      Federal income taxes                                              (36,990,245)         4,089,198         36,364,987
      Transfer (to) from interest maintenance reserve                    (6,160,580)         5,436,296         (2,791,295)
                                                                    ---------------    ---------------    ---------------
               Realized investment gains (losses), net                    8,935,887          3,717,181        (20,707,258)
                                                                    ---------------    ---------------    ---------------
               Net earnings                                         $   136,308,101        114,483,251         96,697,520
                                                                    ===============    ===============    ===============

See accompanying notes to statutory financial statements.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

             Statutory Statements of Changes in Stockholders' Equity

                  Years ended December 31, 2004, 2003 and 2002

                                                                               ADDITIONAL
                                                                COMMON           PAID-IN        UNASSIGNED
                                                                STOCK            CAPITAL         SURPLUS
                                                            --------------   --------------   --------------
Balance, December 31, 2001                                  $    1,500,000          400,000      725,342,088
     Net earnings                                                       --               --       96,697,520
     Unrealized investment losses, net                                  --               --      (52,732,976)
     Change in equity of subsidiaries                                   --               --          180,664
     Decrease in asset valuation reserve                                --               --       32,542,739
     Decrease in nonadmitted assets                                     --               --       14,304,358
     Cumulative effect of change in accounting principles               --               --       (7,473,588)
     Overaccrual of prior year federal income taxes                     --               --        5,829,256
     Change in net deferred income taxes                                --               --      (14,378,496)
     Cash dividends to stockholders                                     --               --         (132,500)
                                                            --------------   --------------   --------------
Balance, December 31, 2002                                       1,500,000          400,000      800,179,065
     Net earnings                                                       --               --      114,483,251
     Unrealized investment gains, net                                   --               --       89,539,089
     Change in equity of subsidiaries                                   --               --          181,014
     Increase in asset valuation reserve                                --               --      (47,133,444)
     Increase in nonadmitted assets                                     --               --       (5,375,658)
     Change in net deferred income taxes                                --               --       15,524,055
     Cash dividends to stockholders                                     --               --         (131,400)
                                                            --------------   --------------   --------------
Balance, December 31, 2003                                       1,500,000          400,000      967,265,972
     Net earnings                                                       --               --      136,308,101
     Unrealized investment gains, net                                   --               --       12,859,579
     Change in equity of subsidiaries                                   --               --          223,097
     Increase in asset valuation reserve                                --               --      (30,338,244)
     Decrease in nonadmitted assets                                     --               --       16,153,869
     Change in net deferred income taxes                                --               --       12,135,716
     Cash dividends to stockholders                                     --               --         (126,300)
                                                            --------------   --------------   --------------
Balance, December 31, 2004                                  $    1,500,000          400,000    1,114,481,790
                                                            ==============   ==============   ==============

See accompanying notes to statutory financial statements.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                       Statutory Statements of Cash Flows

                  Years ended December 31, 2004, 2003 and 2002

                                                                        2004                2003               2002
                                                                   ---------------    ---------------    ---------------
Cash from operations:
   Premiums, annuity considerations, and other fund deposits       $   728,045,491        947,302,890        785,481,519
   Other premiums, considerations and deposits collected                10,983,915          9,704,526         11,381,532
   Reinsurance reserve adjustments received on reinsurance ceded        17,258,522         11,833,308         15,699,967
   Investment income received                                          455,533,898        456,833,715        410,872,045
   Other income received                                                   500,175            569,399            689,763
                                                                   ---------------    ---------------    ---------------
                                                                     1,212,322,001      1,426,243,838      1,224,124,826
                                                                   ---------------    ---------------    ---------------
   Life and accident and health claims paid                           (133,013,709)      (127,188,096)      (117,535,665)
   Surrender benefits paid                                            (257,158,641)      (208,065,252)      (210,353,144)
   Annuity and other benefits paid to policyholders                    (77,808,217)       (69,316,367)       (65,632,839)
                                                                   ---------------    ---------------    ---------------
                                                                      (467,980,567)      (404,569,715)      (393,521,648)
                                                                   ---------------    ---------------    ---------------
   Commissions, taxes and other expenses paid                         (195,094,837)      (189,567,436)      (167,052,448)
   Dividends paid to policyholders                                     (34,880,715)       (33,329,481)       (36,222,378)
   Federal income taxes paid                                           (33,702,413)       (64,818,059)       (33,550,996)
                                                                   ---------------    ---------------    ---------------
                                                                      (263,677,965)      (287,714,976)      (236,825,822)
                                                                   ---------------    ---------------    ---------------
               Net cash from operations                                480,663,469        733,959,147        593,777,356
                                                                   ---------------    ---------------    ---------------
Cash from investments:
   Proceeds from investments sold, matured or repaid:
      Bonds                                                          1,236,352,869      2,455,791,946      1,648,079,934
      Common and preferred stocks                                      236,521,363        136,145,955        167,717,791
      Mortgage loans                                                   101,970,037        115,994,684        118,867,699
      Real estate                                                          100,000         54,871,868             25,000
      Other invested assets                                             36,997,843         22,978,760         60,901,678
      Federal income taxes (paid) recovered on net
       capital gains (losses)                                          (36,990,245)        41,369,308                 --
                                                                   ---------------    ---------------    ---------------
               Total investment proceeds                             1,574,951,867      2,827,152,521      1,995,592,102
                                                                   ---------------    ---------------    ---------------
   Cost of investments acquired:
      Bonds                                                         (1,742,924,227)    (3,079,371,601)    (2,094,884,732)
      Common and preferred stocks                                     (166,215,685)      (267,450,047)      (172,869,488)
      Mortgage loans                                                  (132,299,593)      (144,735,928)      (175,756,594)
      Real estate                                                         (212,000)          (981,743)        (1,993,434)
      Other invested assets                                            (73,426,680)       (82,927,331)       (92,888,825)
                                                                   ---------------    ---------------    ---------------
               Total investments acquired                           (2,115,078,185)    (3,575,466,650)    (2,538,393,073)
                                                                   ---------------    ---------------    ---------------
   Net increase in policy loans                                         (5,189,834)        (1,807,714)        (3,859,463)
                                                                   ---------------    ---------------    ---------------
               Net cash from investments                              (545,316,152)      (750,121,843)      (546,660,434)
                                                                   ---------------    ---------------    ---------------
Cash from financing and miscellaneous sources:
   Advances on notes payable                                           148,178,326        476,516,906        368,384,900
   Payments on notes payable                                           (89,977,911)      (470,487,437)      (368,134,580)
   Other cash provided                                                   9,256,080         21,749,328          7,143,348
   Dividends paid to stockholders                                         (126,300)          (131,400)          (132,500)
   Other cash applied                                                   (8,096,816)        (6,939,535)       (31,472,660)
                                                                   ---------------    ---------------    ---------------
               Net cash from financing and miscellaneous sources        59,233,379         20,707,862        (24,211,492)
                                                                   ---------------    ---------------    ---------------
Net increase (decrease) in cash and short-term investments              (5,419,304)         4,545,166         22,905,430

Cash and short-term investments:
   Beginning of year                                                   125,471,472        120,926,306         98,020,876
                                                                   ---------------    ---------------    ---------------
   End of year                                                     $   120,052,168        125,471,472        120,926,306
                                                                   ===============    ===============    ===============

See accompanying notes to statutory financial statements.

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002

(1) CORPORATE STRUCTURE, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  CORPORATE STRUCTURE

          Southern Farm Bureau Life Insurance Company (the Company) operates under the control of the Farm Bureaus in the states of Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Texas, and Virginia. Because the Company operates solely within 10 Southeastern states, the Company is subject to regulatory and market risks within that geographic area.

          The following are the Company's direct subsidiaries:

                                                                     PERCENTAGE OWNED AS
                                                                     OF DECEMBER 31, 2004
                                                                     --------------------
          Southern Capital Life Insurance Company (Southern Capital)         100%
          Southern Farm Bureau Fund Distributor, Inc.                        100%

     (b)  NATURE OF BUSINESS

          The Company is primarily engaged in the business of providing a portfolio of the usual forms of ordinary life insurance on a participating basis, term, universal, and group life insurance, annuities, and accident and health coverages.

     (c)  BASIS OF PRESENTATION

          The accompanying statutory financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the National Association of Insurance Commissioners
          (NAIC) and the Mississippi Department of Insurance, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no significant permitted accounting practices which vary from prescribed accounting practices, except as disclosed in note 1(q).

          As of January 1, 2002, the Company reported a change in accounting principles, as an adjustment that decreased unassigned surplus by $7,473,588. This reduction in unassigned surplus is related to an adjustment in the recorded value of certain joint ventures, partnerships, and limited liability companies.

     (d) DIFFERENCES BETWEEN STATUTORY ACCOUNTING PRINCIPLES AND ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA

          Statements of Statutory Accounting Principles (SSAP) differ from GAAP in several respects, which cause differences in reported assets, liabilities, stockholders' equity (statutory capital and surplus), net income and cash flows. The principal SSAP which differ from GAAP include:

          - Investments in wholly owned subsidiaries are accounted for using the modified equity method (equity in earnings or losses computed on a statutory basis is included in unassigned surplus rather than earnings) and are treated as unconsolidated investments rather than being consolidated in accordance with Statement of Financial Accounting Standards No. 94, CONSOLIDATION OF ALL MAJORITY-OWNED SUBSIDIARIES.

          - Eligible bonds are carried at amortized cost and eligible preferred stocks are carried at cost. Other bonds and preferred stocks are carried in accordance with valuations established by the National Association of Insurance Commissioners, generally at fair value.

          - Certain assets, designated as nonadmitted assets, have been deducted from unassigned surplus.

          - Aggregate reserves for life, annuities and accident and health are based on statutory mortality and interest requirements without consideration for anticipated withdrawals. Morbidity assumptions are based on the Company's experience. Under GAAP, the reserves are based on either (i) the present value of future benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired or
               (ii) the account value for certain contracts without significant life contingencies.

          - The interest maintenance reserve (IMR) represents the deferral of interest-related realized gains and losses, net of tax, on primarily fixed maturity investments which are amortized into income over the remaining life of the investment sold. No such reserve is required under GAAP.

          - Deferred income taxes are recognized for both SSAP and GAAP; however, the amount permitted to be recognized is generally more restrictive under SSAP.

          - The asset valuation reserve (AVR) represents a contingency reserve for credit-related risk on most invested assets of the Company, and is charged to statutory surplus. No such reserve is required under GAAP.

          - Policy acquisition costs are expensed as incurred, while under GAAP these costs are deferred and recognized over either (1) the expected premium paying period or (2) the estimated life of the contract.

          - Reserves are reported net of ceded reinsurance; under GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with an off-setting reinsurance receivable.

          - The Statements of Earnings are different in certain respects, with life and annuity premiums being recognized as revenue when the policies and contracts are issued. Accident and health premiums are earned on a pro rata basis over the term of the policies. Under GAAP, premiums on life insurance policies are recognized when due; premiums on annuity contracts are not recognized as revenue but as deposits, including those held in Separate Accounts.

          - Revenues for universal life policies and investment products consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under

               GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits represent the excess of benefits paid over the policy account values and interest credited to the account values.

          - The Statements of Cash Flows differ in certain respects from the presentation required by Statement of Financial Accounting Standards No. 95, including the presentation of the changes in cash and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities, at the time of acquisition, of one year or less. For statutory purposes, there is no reconciliation between net income and cash from operations.

          - The provision for participating policyholders' dividends is determined by the Board of Directors rather than being recorded ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued.

          - Pension expense and the related financial statement disclosures are not determined in accordance with Statement of Financial Accounting Standards No. 87, EMPLOYERS' ACCOUNTING FOR PENSIONS.

          - Postretirement benefits expense and the related financial statement disclosures are not determined in accordance with Statement of Financial Accounting Standards No. 106, EMPLOYERS' ACCOUNTING FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS.

          - The statutory basis financial statements do not include reporting and display of comprehensive income and its components as specified under accounting principles generally accepted in the United States of America.

          The aggregate effect on the accompanying statutory financial statements of the variations from accounting principles generally accepted in the United States of America has not been determined, but is presumed to be material.

          The preparation of financial statements requires management to make informed judgments and estimates that affect the reported amounts of assets and liabilities (including disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (e)  RECOGNITION OF REVENUE AND RELATED EXPENSES

          Life premiums are recognized as income over the premium paying period of the related policies. For accident and health contracts, premiums are earned on a pro rata basis over the applicable policy period. Premiums and fund deposits for universal life, single premium immediate annuity and single premium deferred annuity contracts are reported as revenue when collected. Benefits and other fund withdrawals are expensed as incurred. Policy acquisition and maintenance expenses are charged to operations as incurred.

     (f)  FINANCIAL INSTRUMENTS

          Investments in bonds are generally stated at amortized cost except for bonds where the NAIC rating has fallen to 6 and the NAIC fair value has fallen below amortized cost, in which case they are carried at NAIC fair value. Interest revenue is recognized when earned. When management believes it is no longer probable that the Company will collect all amounts due according to the contractual terms of the bond, the bond is written down from its cost basis to its fair value and a loss is recognized in the Statutory Statements of Earnings. Subsequent recoveries in fair value are not recognized until the bond is sold. As of December 31, 2004 and 2003, there were $325,413 and $995,711, respectively, of nonadmitted amounts related to bond holdings.

          Amortization of mortgage and asset-backed bonds is based on anticipated prepayments at the date of purchase, with significant changes in estimated cash flows from original purchase assumptions recognized using the retrospective method. Prepayment assumptions for mortgage and asset-backed bonds are obtained from broker-dealer surveys or internal estimates. Amortization is accounted for using a method that approximates the interest method.

          Common stock of unaffiliated companies is carried at fair value. Investments in common stocks of wholly owned subsidiaries, (see note 1(a)), are valued at the statutory equity of the subsidiaries as described in the Purposes and Procedures Manual of the Securities Valuation Office of the NAIC. Dividends from subsidiaries are recorded as income when paid. No dividends were received from the Company's subsidiaries during 2004, 2003 or 2002. The Company's management periodically monitors and evaluates the differences between the cost and fair value of investments. If after monitoring and analysis, management believes that the decline in fair value is other than temporary, the cost of the investment is adjusted and a realized loss is recognized in the Statutory Statements of Earnings.

          Preferred stocks are carried at cost, except where the NAIC rating is 4 or below and the NAIC fair value has fallen below amortized cost, in which case it is carried at NAIC fair value. There were $194,551 and $506,818 of nonadmitted amounts relating to preferred stocks as of December 31, 2004 and 2003, respectively.


          Bonds with a statement value of $8,406,162 and $16,007,022 were in default at December 31, 2004 and 2003, respectively. The Company's policy is to identify and review any potentially impaired bonds, using the expertise of the Securities Management department and external information provided by the Company's portfolio managers. The Company makes the determination as to whether the security is other-than-temporarily impaired, and determines a fair value based on relevant facts and circumstances. The total impairment loss recognized in 2004 was $10,302,220 for bonds, $0 for preferred stocks and $178,447 for common stocks. The total impairment loss recognized in 2003 was $18,976,657 for bonds, $0 for preferred stocks and $3,653,355 for common stocks. The total impairment loss recognized in 2002 was $33,678,325 for bonds, $2,450,244 for preferred stocks and $11,225,347 for common stocks.


          Short-term investments are stated at cost, which approximates fair value. Nonadmitted amounts relating to short-term investments were $0 at December 31, 2004 and $258,750 at December 31, 2003. Real estate is stated at depreciated cost. Mortgage loans and policy loans are stated at their unpaid principal balance, less an allowance for loan losses, if any. At December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004, the Company had no impaired loans. Limited partnerships interests are accounted for using a method approximating the equity method. Refer to note 1(q) for further information.

          Realized investment gains and losses, determined on a specific identification basis, are reduced by amounts transferred to IMR and are reflected as an element of net income, net of related tax. For bonds and preferred stock carried at NAIC fair value, the difference between amortized cost and fair value is treated as a nonadmitted asset. Changes in fair values of common stock and changes in statutory equity of unconsolidated subsidiaries are reflected as unrealized gains and losses on investments in unassigned surplus.

     (g)  NONADMITTED ASSETS

          Certain assets, principally furniture, equipment, agents' debit balances, IMR debit balances, certain amounts related to investments in or near default, prepaid expenses, and certain deferred income tax assets have been designated as nonadmitted assets and excluded from assets by a charge to statutory surplus. Changes in these assets are presented as changes in unassigned surplus.

     (h)  AGGREGATE RESERVES

          Policy reserves on annuity and supplementary contracts are calculated using the Commissioners' Annuity Reserve Valuation Method. The valuation interest assumptions follow the Standard Valuation Law and vary by the contracts' characteristics and their issue year.


          Policy reserves on universal life and single premium whole life contracts are based on statutory mortality and valuation interest rates using the Commissioners' Reserve Valuation Method. The valuation interest and mortality assumptions follow the Standard Valuation Law and vary by the contracts' characteristics and their issue year. Liabilities for life policy reserves and interest-sensitive insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals.


          Accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using specified statutory interest rates, mortality or morbidity assumptions and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum of guaranteed policy cash values or the amounts required by law.

     (i)  POLICY AND CONTRACT CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

          The liability for claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The liability includes a provision for (a) claims that have been reported to the insurer, (b) claims related to insured events that have occurred but that have not been reported to the insured and (c) claims adjustment expenses.

          Reserve estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

     (j)  INTEREST MAINTENANCE RESERVE

          The interest maintenance reserve (IMR) represents the deferral of interest-related realized capital gains and losses, net of tax, on primarily fixed maturity investments. These gains and losses are amortized into income on a level yield method over the estimated remaining life of the investment sold or called.

     (k)  ASSET VALUATION RESERVE

          The asset valuation reserve (AVR) is a contingency reserve for credit-related losses on most investments and is recorded as a liability through a charge to statutory surplus. The reserve is calculated based on credit quality using factors provided by the NAIC.

     (l)  FEDERAL INCOME TAXES

          The Company files a consolidated federal income tax return that includes the operating results of the Company and its wholly owned subsidiaries. Income taxes are allocated to the subsidiaries as if they filed separate federal income tax returns.

          The Company's method of accounting for income taxes is the liability method. Under the liability method, deferred tax assets and liabilities are adjusted to reflect changes in statutory tax rates resulting in income adjustments in the period such changes are enacted. Deferred income taxes are recognized, subject to statutory limitations, for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the temporary difference is expected to reverse.

          In 2002, the Company discovered an error in recording the 2001 estimate of federal income taxes incurred. In 2001, federal income taxes incurred was overstated by $5,829,256. In accordance with SSAP No. 3, ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS, the correction was recorded as an increase in surplus during 2002.

     (m)  REINSURANCE

          Reinsurance premiums, commissions, expense reimbursement, claims and claims adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies.

     (n)  GUARANTY FUND ASSESSMENTS

          State guaranty fund assessments are recognized when (a) an assessment has been asserted or information available prior to issuance of the financial statements indicates it is probable that an assessment will be asserted, (b) the underlying cause of the asserted or probable assessment has occurred on or before the date of the financial statements, and (c) the amount of the loss can be reasonably estimated. In addition, the Company may recognize an asset for an amount when it is probable that a paid or accrued assessment will result in an amount that is recoverable from premium tax offsets or policy surcharges from in-force policies.

     (o)  ELECTRONIC DATA PROCESSING (EDP) EQUIPMENT AND SOFTWARE

          EDP equipment and operating software are admitted assets to the extent they conform to the requirement of SSAP No. 16, EDP EQUIPMENT AND SOFTWARE. Depreciation expense related to these assets was $871,825 in 2004, $866,739 in 2003, and $1,513,943 in 2002.

          Accumulated depreciation related to these assets totaled $4,173,282 and $3,825,977 for December 31, 2004 and 2003, respectively. An accelerated depreciation method (MACRS) is the method used by the Company to compute depreciation.

     (p)  DERIVATIVES

          The Company periodically writes covered call options as a means of generating additional income. Option contracts allow the holder of the option to buy or sell a specific financial instrument at a specified price during a specified time period. The amount received for the call option is recognized as a liability until the option expires. Gains and losses realized on the settlement or expiration of these options are recognized as income based on the difference between the consideration received by the Company and the consideration paid, if any, on termination of the option contract. For the years ended December 31, 2004, 2003, and 2002, the net gain recognized on the termination of covered call options in the accompanying statutory statements of earnings was $0, $0, and $489,722, respectively.

     (q)  PERMITTED PRACTICE

          The accompanying financial statements of Southern Farm Bureau Life Insurance Company have been prepared in conformity with the NAIC Accounting Practices and Procedures Manual except to the extent that state law differs or to the extent that permitted practices were obtained by the Company. Two permitted accounting practices that departed from the NAIC Accounting Practices and Procedures Manual were obtained from the Mississippi Department of Insurance at December 31, 2001. Details of these two practices are described below.

          At December 31, 2001, the Company, with explicit permission of the Commissioner of Insurance of the State of Mississippi, recorded the value of certain restricted common stock at cost instead of fair value required by the NAIC. If the common stock had been carried at fair value, surplus would have been increased by $67,431,789 as of December 31, 2001. Net income was not affected by this permitted practice. In 2002, the Company had a nonmonetary exchange of this restricted stock for unrestricted stock and realized a gain of $43,897,431.

          For the year ended December 31, 2001, partnership interests were not valued in strict accordance with the NAIC Accounting Practices and Procedures Manual. Generally, such investments are to be recorded using either a (a) "market valuation approach" or, depending on the nature of the entity, (b) "based on the underlying statutory equity of the respective entity's financial statements" or "based on the audited GAAP equity of the investee". At December 31, 2001, the Company held instruments in several limited partnerships for which the required financial statements, being the unaudited GAAP financial statements or audited tax basis financial statements, could not be provided. Therefore, the Company obtained a permitted accounting practice from the Mississippi Department of Insurance that allowed valuation of all subsidiary, controlled, and affiliated entities, and joint ventures, partnerships, and limited liability companies at the original cost of the investments, increased by further capital contributions and/or investment gains and decreased by returns of capital and/or investment losses. This method typically agreed with the limited partnership K-1s. Due to the unavailability of the required financial statements, management was unable to determine the monetary impact on net income that resulted from the use of this accounting practice. However, it was management's belief that any differences were immaterial.

          For the years ended December 31, 2004, 2003 and 2002, common stock and partnership interests were valued in accordance with the NAIC Accounting Practices and Procedures Manual.

     (r) ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS

          Separate account assets and liabilities reported in the accompanying statutory statements of admitted assets, liabilities and stockholders' equity represent funds that are separately administered for variable annuity and variable life contracts and for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in annuity premiums and other fund deposits.

     (s)  RECLASSIFICATION

          Certain prior period amounts have been reclassified to conform with the current year presentation. These reclassifications have no impact on stockholders' equity or net earnings.

(2)  FINANCIAL INSTRUMENTS

     (a)  BONDS AND PREFERRED AND COMMON STOCKS

          At December 31, 2004 and 2003, the amortized cost, gross unrealized gains and losses, and NAIC fair values of the Company's bonds and preferred and common stocks, excluding stocks of affiliates, were as follows:

                                               COST OR           GROSS              GROSS
                                              AMORTIZED        UNREALIZED         UNREALIZED          ESTIMATED
                                                COST             GAINS              LOSSES           FAIR VALUE
                                           ---------------   ---------------    ---------------    ---------------
          DECEMBER 31, 2004
          Bonds:
             U.S. Treasury securities
                and obligations of U. S.
                Government corporations
                and agencies               $   588,115,734        29,936,525           (596,680)       617,455,579
             Mortgage-backed securities        753,472,525        22,995,152         (4,128,382)       772,339,295
             Corporate and other
                securities                   4,475,271,719       252,308,939        (17,674,600)     4,709,906,058
                                           ---------------   ---------------    ---------------    ---------------
                                           $ 5,816,859,978       305,240,616        (22,399,662)     6,099,700,932
                                           ===============   ===============    ===============    ===============
             Preferred stocks              $    61,681,482         6,126,694         (1,096,126)        66,712,050
             Common stocks                     453,760,640       204,143,591        (10,701,844)       647,202,387
                                           ---------------   ---------------    ---------------    ---------------
                                           $   515,442,122       210,270,285        (11,797,970)       713,914,437
                                           ===============   ===============    ===============    ===============
          DECEMBER 31, 2003
          Bonds:
             U.S. Treasury securities
                and obligations of U. S.
                Government corporations
                and agencies               $   430,032,085        32,490,020         (1,764,970)       460,757,135
             Mortgage-backed securities        915,276,372        31,127,352        (11,290,130)       935,113,594
             Corporate and other
                securities                   3,956,042,383       242,035,442        (48,095,143)     4,149,982,682
                                           ---------------   ---------------    ---------------    ---------------
                                           $ 5,301,350,840       305,652,814        (61,150,243)     5,545,853,411
                                           ===============   ===============    ===============    ===============
             Preferred stocks              $    75,358,853         7,374,578         (1,251,400)        81,482,031
             Common stocks                     445,722,631       160,121,420        (32,758,639)       573,085,412
                                           ---------------   ---------------    ---------------    ---------------
                                           $   521,081,484       167,495,998        (34,010,039)       654,567,443
                                           ===============   ===============    ===============    ===============

          The estimated fair value and unrealized loss for debt and equity securities in an unrealized loss position at December 31, 2004 were as follows:

                                          HELD LESS THAN 12 MONTHS        HELD 12 MONTHS OR MORE                  TOTAL
                                        ----------------------------   ----------------------------   -----------------------------
                                          ESTIMATED      UNREALIZED      ESTIMATED      UNREALIZED      ESTIMATED       UNREALIZED
                                         FAIR VALUE        LOSSES       FAIR VALUE        LOSSES       FAIR VALUE         LOSSES
                                        -------------  -------------   -------------  -------------   -------------   -------------
          Bonds:
            U. S. Treasury securities
              and obligations of U.S.
              Government corporations
              and agencies              $  76,628,968       (386,023)     12,507,729       (210,657)     89,136,697        (596,680)
            Mortgage-backed securities    130,493,606     (2,053,895)     34,148,342     (2,074,487)    164,641,948      (4,128,382)
            Corporate and other
              securities                  511,191,032     (6,312,783)    217,979,165    (11,361,817)    729,170,197     (17,674,600)
                                        -------------  -------------   -------------  -------------   -------------   -------------
                                        $ 718,313,606     (8,752,701)    264,635,236    (13,646,961)    982,948,842     (22,399,662)
                                        =============  =============   =============  =============   =============   =============
          Preferred stocks              $   9,399,796       (851,095)        727,200       (245,031)     10,126,996      (1,096,126)
          Common stocks                    27,663,989     (4,978,057)     14,277,713     (5,723,787)     41,941,702     (10,701,844)
                                        -------------  -------------   -------------  -------------   -------------   -------------
                                        $  37,063,785     (5,829,152)     15,004,913     (5,968,818)     52,068,698     (11,797,970)
                                        =============  =============   =============  =============   =============   =============

          The fair value of all securities was impacted by an upward movement in intermediate term interest rates during 2004. The Company believes the unrealized losses are temporary in nature and the principal is not at risk. The Company continues to monitor its equity holdings quarterly and believes all of its equity holdings that are below cost are only temporarily impaired due to market conditions and not permanently impaired. The Company monitors the securities in its portfolios daily and makes a formal review each quarter to identify potential credit deterioration. If it is determined that a security has a decline in value that is not temporary, its cost basis is reduced to its fair market value and the resulting change is recognized as a realized loss. In making the decision to impair a security, the following factors are considered: the extent and duration of the decline (generally if greater than 25% and longer than six months), the reason for the decline (either interest rate or credit related), the Company's ability and intent to hold the security that will allow for a recovery in value, and the current conditions and near term financial prospects of the issuer.

          The scheduled maturity distribution of the bond portfolio at December 31, 2004 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          AMORTIZED        ESTIMATED
                                                            COST          FAIR VALUE
                                                       ---------------  ---------------
               Due in one year or less                 $    99,843,793      101,553,758
               Due after one year through five years     1,304,316,609    1,367,963,222
               Due after five years through ten years    1,433,639,848    1,508,954,235
               Due after ten years                       2,225,587,203    2,348,890,422
                                                       ---------------  ---------------
                                                         5,063,387,453    5,327,361,637

               Mortgage-backed securities                  753,472,525      772,339,295
                                                       ---------------  ---------------
                                                       $ 5,816,859,978    6,099,700,932
                                                       ===============  ===============

          As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders with a statement value of $5,608,500 and $5,787,350 at December 31, 2004 and 2003, respectively.

          The credit quality of the bond portfolio at December 31, 2004 and 2003 follows. The quality ratings represent NAIC designations.

                                                       2004                         2003
                                         --------------------------   --------------------------
                                            AMORTIZED                    AMORTIZED
                                              COST          PERCENT        COST         PERCENT
                                         ---------------   --------   ---------------   --------
           Class 1 - highest quality     $ 4,163,585,331       71.6%  $ 3,537,236,730       66.7%
           Class 2 - high quality          1,547,233,211       26.6     1,553,849,303       29.3
           Class 3 - medium quality           55,237,238        0.9        86,418,079        1.6
           Class 4 - low quality              29,313,653        0.5        65,382,623        1.2
           Class 5 - lower quality            18,013,640        0.3        44,547,639        0.9
           Class 6 - in or near default        3,476,905        0.1        13,916,466        0.3
                                         ---------------   --------   ---------------   --------
                                         $ 5,816,859,978      100.0%  $ 5,301,350,840      100.0%
                                         ===============   ========   ===============   ========

          Bonds with ratings ranging from AAA/Aaa to BBB/Baa3, as assigned by a rating service such as Standard and Poor's Corporation or Moody's Investment Services, are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but are considered to be investment grade securities. The NAIC regards agencies and treasuries and A ratings as Class 1 (highest quality), BBB/Baa ratings as Class 2 (high quality), BB/Ba ratings as Class 3 (medium quality), B ratings as Class 4 (low quality), all C ratings as Class 5 (lower quality) and D ratings as Class 6 (in or near default).

     (b)  COMMON STOCKS OF AFFILIATES

          The Company's wholly-owned subsidiaries are accounted for using the modified equity method rather than being consolidated in accordance with Statement of Financial Accounting Standards No. 94, CONSOLIDATION OF ALL MAJORITY-OWNED SUBSIDIARIES. A summary of the principal unconsolidated subsidiary's financial position and operating results, prepared on a statutory basis, follows:

          SOUTHERN CAPITAL LIFE INSURANCE COMPANY - UNAUDITED

                                           2004               2003
                                      ---------------   ---------------
          Total admitted assets       $     5,926,560         5,731,446
                                      ===============   ===============
          Total liabilities           $       127,100           118,351
                                      ===============   ===============
          Capital stock and surplus   $     5,799,460         5,613,095
                                      ===============   ===============
          Net earnings                $       186,365           167,335
                                      ===============   ===============

     (c)  MORTGAGE LOANS

          At December 31, 2004 and 2003, the Company's mortgage loan portfolio consisted of $1,139,299,749 and $1,108,855,978 of first lien mortgage loans, respectively. The loans, which were originated by the Company through a network of mortgage bankers, were made only on developed and leased properties and have a maximum loan-to-value ratio of 75% at the date of origination. The Company generally does not engage in construction lending or land loans. At December 31, 2004, approximately 14.70% and 14.67% of the Company's mortgage loans have underlying collateral located in the states of California and Florida, respectively. The minimum and maximum interest rates of mortgage loans originated during 2004 were 4.50% and 6.30%, compared to 5.30% and 6.52% during 2003, and 6.25% and 8.35% during 2002, respectively. The portfolio consisted of loans with an average loan balance of $2,595,216 at December 31, 2004 compared to $2,560,868 at December 31, 2003. All of the Company's mortgages were in good standing with no principal or interest payments delinquent more than 180 days as of December 31, 2004 and 2003.

     (d)  NET INVESTMENT INCOME

          For the years ended December 31, 2004, 2003 and 2002, the sources of investment income of the Company were as follows:

                                                   2004              2003              2002
                                              --------------    --------------    --------------
          Bonds                               $  339,152,775       355,856,290       321,124,539
          Preferred and common stocks             18,139,634         8,902,012         6,786,599
          Mortgage loans                          80,363,255        84,070,754        82,986,891
          Policy loans                            23,205,586        22,729,664        22,549,812
          Short-term investments                   2,420,308         1,705,477         1,965,594
          Other                                   17,399,728        25,760,216        16,351,700
                                              --------------    --------------    --------------
                    Gross investment income      480,681,286       499,024,413       451,765,135

          Investment expenses                    (12,594,525)      (16,256,173)      (19,323,443)
                                              --------------    --------------    --------------
                    Net investment income     $  468,086,761       482,768,240       432,441,692
                                              ==============    ==============    ==============

          Proceeds from sales of bonds during 2004, 2003 and 2002 were $481,960,292, $969,680,656, and $393,515,446, respectively. Gross gains of $17,706,634 in 2004, $43,368,428 in 2003, and $12,023,399 in
          2002 and gross losses of $19,562,596 in 2004, $49,068,161 in 2003, and
          $52,246,070 in 2002 were realized on those sales.

          Proceeds from sales of common stocks during 2004, 2003 and 2002 were $172,189,141, $72,913,160, and $54,949,427, respectively. Gross gains of $60,992,938 in 2004, $34,818,702 in 2003, and $30,904,763 in 2002
          and gross losses of $2,200,710 in 2004, $5,285,150 in 2003, and
          $30,733,997 in 2002 were realized on those sales.

          Proceeds from sales of preferred stocks during 2004, 2003 and 2002 were $43,443,098, $43,224,379, and $40,097,210, respectively. Gross gains of $3,825,000 in 2004, $4,172,154 in 2003, and $2,287,466 in
          2002 and gross losses of $887,916 in 2004, $3,371,686 in 2003, and
          $10,642,558 in 2002 were realized on those sales.

(3)  AGGREGATE RESERVES

     Liabilities for the life insurance products principally use the 1958 CSO table assuming interest rates ranging from 2 1/2% to 4 1/2% and the 1980 CSO tables assuming interest rates ranging from 4% to 5%. Liabilities for most annuities use the 1971 IAM tables with interest rates ranging from 4 1/2% to 7 1/2%.

     As of December 31, 2004 and 2003, the following table summarizes the aggregate reserves for the Company:

          LINE OF BUSINESS                                             2004              2003
          ----------------                                        ---------------   ---------------
          Individual life:
             Traditional                                          $ 1,833,378,112     1,706,641,349
             Universal                                              1,154,631,316     1,112,997,909
                                                                  ---------------   ---------------
                   Total individual life                            2,988,009,428     2,819,639,258
          Group life                                                    4,804,503         4,675,866
                                                                  ---------------   ---------------
                      Total life                                    2,992,813,931     2,824,315,124
                                                                  ---------------   ---------------
          Annuities:
             Individual:
                Immediate                                              73,696,305        76,675,886
                Deferred                                            3,130,297,952     2,968,401,437
                                                                  ---------------   ---------------
                   Total individual annuities                       3,203,994,257     3,045,077,323
             Group annuities:
                Guaranteed interest contracts                          27,223,744        26,865,877
                                                                  ---------------   ---------------
                      Total annuities                               3,231,218,001     3,071,943,200
                                                                  ---------------   ---------------
          Individual supplementary contracts with life
             contingencies                                            117,376,334       112,081,616
                                                                  ---------------   ---------------
          Other                                                        54,343,867        49,962,257
                                                                  ---------------   ---------------
          Accident and health:
             Active life - Individual                                  27,389,039        24,930,819
             Active life - Group                                          783,853           790,309
             Claim reserve - Individual                                 9,739,146         8,701,592
             Claim reserve - Group                                      4,869,734         4,614,180
                                                                  ---------------   ---------------
                   Total accident and health aggregate reserves        42,781,772        39,036,900
                                                                  ---------------   ---------------
          Supplementary contracts without life contingencies           24,965,347        24,327,688
                                                                  ---------------   ---------------
                      Total aggregate reserves                    $ 6,463,499,252     6,121,666,785
                                                                  ===============   ===============

(4)  POLICY AND CONTRACT CLAIMS AND LIABILITIES

     Activity in the liability for unpaid accident and health claims and claims adjustment expenses is summarized in the following table. The liability for unpaid accident and health claims and claims adjustment expenses includes policy and contract claims in process and the corresponding claims reserve. These amounts are included as a component of the aggregate reserve for accident and health contracts and liability for policy and contract claims presented in the accompanying statutory statements of admitted assets, liabilities and stockholders' equity.

                                                  2004              2003             2002
                                             --------------    --------------   --------------
          Balance January 1                  $   26,532,028        22,145,704       19,159,145
             Less reinsurance recoverables        9,050,278         9,691,130        8,183,675
                                             --------------    --------------   --------------
                   Net balance January 1         17,481,750        12,454,574       10,975,470
                                             --------------    --------------   --------------
          Incurred related to:
             Current year                         9,050,750         9,723,129        7,535,499
             Prior year                          (3,397,447)        1,760,940        1,592,572
                                             --------------    --------------   --------------
                   Total incurred                 5,653,303        11,484,069        9,128,071
                                             --------------    --------------   --------------
          Paid related to:
             Current year                         3,329,362         3,168,997        3,982,864
             Prior year                           3,176,528         3,287,896        3,666,103
                                             --------------    --------------   --------------
                   Total paid                     6,505,890         6,456,893        7,648,967
                                             --------------    --------------   --------------
          Net balance December 31                16,629,163        17,481,750       12,454,574
          Plus reinsurance recoverables          13,858,533         9,050,278        9,691,130
                                             --------------    --------------   --------------
                   Balance December 31       $   30,487,696        26,532,028       22,145,704
                                             ==============    ==============   ==============


(5)  SECURITIES SOLD UNDER REPURCHASE AGREEMENTS

     At December 31, 2004, the carrying values of securities sold under repurchase agreements, all of which have a contractual maturity of January 3, 2005, are $55,785,750. The weighted average interest rate for these repurchase agreements is 2.40% at December 31, 2004. Specific U.S. Treasury and other U.S. Government agencies securities with statement values of $52,039,070 at December 31, 2004, collateralize the repurchase agreements. The fair value of this collateral approximated $55,769,000 at December 31, 2004. The Company had no securities sold under repurchase agreements at December 31, 2003.


(6)  TRANSACTIONS WITH AFFILIATES

     Through common ownership and directorship, the Company has certain transactions with associated companies. For the most part, these transactions represent agency-related costs of operations. Service agreements with the State and County Farm Bureau organizations in the various states provide for reimbursement to these organizations of the cost of office space and clerical assistance. During the years ended
     December 31, 2004, 2003 and 2002, such fees aggregated $14,547,312, $13,698,963, and $13,207,440, respectively, and are included in general insurance expenses in the statutory statement of earnings. Management believes that such agreements are beneficial to the Company in providing operating efficiency and prompt service to policyholders.


     The Company has entered into Sponsorship Agreements with each of the State Farm Bureaus of Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Texas and Virginia. The agreements call for payment of the sum of $1,000,000 to each of the State Farm Bureaus, payable in periodic payments for 10 years beginning in 2005. The agreements provide the Company with the right to sponsor one or more mutually agreeable Farm Bureau events or programs for a period of 10 years beginning in 2005. The total liability at December 31, 2004, was $7,537,626, which is the present value of the future stream of payments discounted at an appropriate rate of interest.


     Additionally, the Company allocates certain expenses to its subsidiaries, principally Southern Capital. The reimbursements from Southern Capital are principally based on actual commissions, service fees and premium taxes incurred plus a management fee. Such allocated expenses aggregated approximately

     $25,000 in 2004, 2003 and 2002. As discussed in note 1(1), federal income taxes are allocated to the Company's subsidiaries as if they filed a separate return.

     At December 31, 2004 and 2003, amounts due from (to) subsidiaries and other affiliates consisted of the following:

                                                             2004              2003
                                                        --------------    --------------
          Southern Capital Life Insurance Company       $      126,251           117,502
          Southern Farm Bureau Fund Distributor, Inc.           18,451             2,446
          State and County Farm Bureaus                    (12,106,854)       (4,426,942)
                                                        --------------    --------------
                                                        $  (11,962,152)       (4,306,994)
                                                        ==============    ==============

(7)  NOTES PAYABLE

     Notes payable at December 31, 2004 and 2003 consist of the following:

                                                                             2004             2003
                                                                        --------------   --------------
          Non-interest bearing note maturing October 1, 2007; secured by limited partnership interest in Boston Capital
             Corporate Tax Credit Fund XXII, L.P.                       $   15,992,576               --

          Non-interest bearing note maturing September 30, 2006;
             secured by limited partnership interest in American Tax
             Credit Corporate Fund XIX, L.P.                                 4,421,000               --

          Promissory note with an effective interest rate of 4.75%,
             maturing October 15, 2006, secured by Plaintiff's
             Shareholder Corporation                                         1,100,000               --

          Note payable with an effective interest rate of 4.84%,
             maturing October 3, 2005; secured by limited partnership
             interest in Boston Capital Corporate Tax Credit
             Fund XVIII, L.P.                                               11,444,316       11,444,316

          Non-interest bearing note maturing April 1, 2006; secured
             by limited partnership interest in Boston Capital
             Corporate Tax Credit Fund XIX, L.P.                             6,952,806        9,800,242

          Note payable with an effective interest rate of 8.68%,
             maturing May 31, 2005; secured by limited partnership
             interest in Boston Capital Corporate Tax Credit
             Fund XV, L.P.                                                   6,342,353        6,342,353

          Non-interest bearing note due on demand; secured by limited
             partnership interest in SSM Venture Partners II, L.P.           1,000,000        2,750,000

                                                                             2004             2003
                                                                        --------------   --------------
          Note payable with an effective interest rate of 7.02%,
             maturing January 2, 2004; secured by limited partnership
             interest in Boston Capital Corporate Tax Credit
             Fund XVI, L.P.                                                         --       12,075,917

          Non-interest bearing note maturing April 1, 2004;
             secured by limited partnership interest in Georgia
             Corporate Tax Credit Fund II, L.P.                                     --          464,583

          Non-interest bearing note maturing October 1, 2004;
             secured by limited partnership interest in Paramount
             Properties American Tax Credit Corporate Fund
             XVII, L.P.                                                             --        1,960,975
                                                                        --------------   --------------
                                                                        $   47,253,051       44,838,386
                                                                        ==============   ==============

     The aggregate maturities of notes payable for each of the years subsequent to December 31, 2004 are as follows:

       YEAR ENDING
       DECEMBER 31,
       ------------
           2005                                            $   27,224,962
           2006                                                17,443,431
           2007                                                 2,584,658
                                                           --------------
                                                           $   47,253,051
                                                           ==============

(8)  RETIREMENT PLANS

     The Company has a noncontributory defined benefit pension plan, a contributory defined contribution plan and a postretirement benefit plan. All plans cover substantially all employees, subject to certain eligibility requirements such as age and length of service.

     PENSION PLAN

     The Company presently maintains a noncontributory defined benefit pension plan covering all employees who have met the eligibility requirements. Benefits are based on a participant's years of service and average monthly salary. The Company has agreed to make contributions to provide assets with which to pay retirement benefits.

     The actuarial present value of accumulated plan benefits, as determined by consulting actuaries (computed using the assumptions below) and the net assets available for benefits as of December 31, 2004 and 2003 follows:

                                                                   2004               2003
                                                              ---------------    ---------------
          Change in plan assets:
             Fair value of assets at January 1                $    41,905,813         38,886,023
             Actual return on plan assets                           2,837,279          2,612,129
             Employer contributions                                 5,500,000          4,320,845
             Net assets received                                           --            242,173
             Benefits paid                                         (2,926,723)        (4,155,357)
                                                              ---------------    ---------------
                   Fair value of plan assets at December 31   $    47,316,369         41,905,813
                                                              ===============    ===============
          Change in project benefit obligation:
             Benefit obligation at January 1                  $    55,756,018         53,660,383
             Service cost                                           3,645,041          3,217,798
             Interest cost                                          3,426,032          3,518,601
             Actuarial loss (gain)                                  2,537,641           (727,580)
             Net liabilities assumed                                       --            242,173
             Benefits paid                                         (2,926,723)        (4,155,357)
                                                              ---------------    ---------------
                   Benefit obligation at December 31          $    62,438,009         55,756,018
                                                              ===============    ===============
          Funded status:
             Funded status                                    $   (15,121,640)       (13,850,205)
             Unrecognized transition liability                      3,474,448          3,691,601
             Unrecognized prior service costs                         400,330            433,691
             Unrecognized actuarial loss                           13,966,307         11,596,408
                                                              ---------------    ---------------
                   Prepaid benefit cost (nonadmitted)         $     2,719,445          1,871,495
                                                              ===============    ===============

     The projected benefit obligation for nonvested employees at December 31, 2004 and 2003 was $249,607 and $284,082, respectively.

     The project unit credit cost method is the actuarial method used in funding the plan. The components of pension costs and significant actuarial assumptions for the years ended December 31, 2004, 2003 and 2002 were:

                                                               2004              2003              2002
                                                          --------------    --------------    --------------
     Components of pension cost:
        Service cost                                      $    3,678,402         3,251,159         2,726,746
        Interest cost                                          3,426,032         3,518,601         3,180,787
        Expected return on plan assets                        (3,099,595)       (3,014,338)       (2,850,542)
        Amortization of transition obligation liability          217,153           217,153           217,153
        Recognized actuarial loss                                430,058           504,288           252,780
                                                          --------------    --------------    --------------
              Net periodic benefit cost                   $    4,652,050         4,476,863         3,526,924
                                                          ==============    ==============    ==============

                                                        2004                   2003                   2002
                                                --------------------   --------------------   -------------------
     Actuarial assumptions as of December 31:
        Discount rate                                  6.00%                  6.25%                  6.75%
        Expected return on plan assets                  7.5%                   7.5%                   8.0%
        Rate of compensation increase           Graded; 4.0% - 11.5%   Graded; 4.0% - 11.5%           5.5%
        Mortality table                               1983 GAM               1983 GAM               1983 GAM
        Post retirement lump/sum annuity
           purchase assumptions                  6.0% and 1994 GAR      6.0% and 1994 GAR      6.0% and 1994 GAR

     PLAN ASSETS

     The Company's retirement plan weighted-average asset allocation at December 31 was:

                                                          2004          2003
                                                        --------      --------
     ASSET CATEGORY
        Group Deposit Administration Contract (DA-111)       100%          100%

     The Company's investment policy and strategy for the retirement plan focuses on preservation of principal with very limited exposure to market volatility. This goal has been accomplished through a group deposit administration contract. The Group Deposit Administration Contract (DA-111) issued on July 1, 1996 by Southern Farm Bureau Life Insurance Company (the "Company") is a guaranteed benefit contract. The guaranteed minimum interest rate is 4%. Interest is credited to the deposit fund each year. Each contract year, the Company declares an interest rate in advance which will apply to the outstanding balance of the deposit fund and to new deposits. The rate declared by the Company will apply for the entire contract year and will be determined by the same method for all contracts of the same class. Any rate declared will not be less than the guaranteed minimum interest rate.

     The Company selects the expected long-term rate of return on assets assumption in consultation with the enrolled actuary from Hewitt Associates. This rate is intended to reflect the average rate of earnings expected to be earned on the funds invested or to be invested to provide plan benefits. The Company's overall expected rate of return on assets is 7.5%. Historical performance is reviewed and consideration is given to anticipated future long-term economic trends. Over the past ten years, the actual credited rate has varied from 6.90% to 8.71% with an arithmetic average of 7.92%. Each year the Pension Committee meets with Hewitt Associates to review all actuarial assumptions.

     CONTRIBUTIONS

     The acceptable range of contributions to the plan is determined each year by the enrolled actuary. In 2005, the Company's recommended contribution is expected to be about $4,616,000. However, the actual amount of the contribution will be determined based on the plan's funded status, personnel experience, pay increases, assumption changes, and return on plan assets as of the measurement date, which is the July 1 valuation date.

     PROJECTED BENEFIT PAYMENTS

     The following fiscal year retirement plan benefit payments, which reflect expected future service, are expected to be paid:

                                                              PROJECTED
                                                               BENEFIT
          YEAR                                                PAYMENTS
     --------------                                         ------------
     2005                                                      1,354,595
     2006                                                      1,737,335
     2007                                                      3,068,036
     2008                                                      3,478,656
     2009                                                      3,637,805
     2010 - 2014                                              32,554,632

     DEFINED CONTRIBUTION PLAN

     Participants may contribute up to thirteen percent of their compensation to this plan each year, subject to regulatory limitations. The Company matches participant contributions that qualify for income tax deferral, limited to four percent of each participant's compensation. All contributions made by a participant are vested. The cost of the plan to the Company was $910,432, $943,044, and $791,433, in 2004, 2003 and 2002, respectively.

     POSTRETIREMENT BENEFIT PLAN

     The actuarial and recorded liability for the Company's postretirement benefit plan, none of which has been funded, is $8,430,947 and $7,571,557 at December 31, 2004 and 2003, respectively.

     Postretirement benefit expense of $962,457, $1,190,490, and $941,227, is reflected as a component of general insurance expenses in the 2004, 2003 and 2002 statutory statements of earnings, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 6.0% in 2004 and

     6.25% in 2003. The assumed healthcare cost trend rate used in measuring the accumulated postretirement benefit obligation was 10.0% and 12.0% for employees under 65 and for those over 65, respectively, in 2004 and 9.0% and 11.0% for employees under 65 and for those over 65, respectively, in 2003. The rate is graded down each year to an ultimate rate of 5.5% in 2010 for employees under 65 and 5.5% in 2012 for those over 65. If the healthcare cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2004, would be increased by 10.9%.


(9)  FEDERAL INCOME TAXES

     The net deferred tax asset at December 31, 2004 and the change from the prior year are comprised of the following components:

                                                  2004              2003             CHANGE
                                             --------------    --------------    --------------
     Total gross deferred tax assets         $  205,313,773       204,770,073           543,700
     Total deferred tax liabilities            (117,902,235)     (106,366,613)      (11,535,622)
                                             --------------    --------------    --------------
               Net deferred tax asset            87,411,538        98,403,460       (10,991,922)
     Deferred tax assets nonadmitted            (60,447,881)      (67,904,970)        7,457,089
                                             --------------    --------------    --------------
               Admitted deferred tax asset   $   26,963,657        30,498,490        (3,534,833)
                                             ==============    ==============    ==============

     The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

                                                     2004              2003             CHANGE
                                                --------------    --------------    --------------
     Net deferred tax asset                     $   87,411,538        98,403,460       (10,991,922)
     Tax-effect of unrealized gains or losses      (67,704,611)      (44,576,973)      (23,127,638)
                                                --------------    --------------    --------------
             Net tax effect without
                unrealized gains and losses     $  155,116,149       142,980,433        12,135,716
                                                ==============    ==============    ==============
     Change in net deferred income taxes                                            $   12,135,716
                                                                                    ==============

     As of December 31, 2004, the Company had a balance of $2,782,978 in its policyholder surplus account under provisions of the Internal Revenue Code. If required to be included in taxable income, taxes of approximately $974,000 would be recorded.

     The differences between income tax expense shown on the statutory statements of earnings and the amounts computed by applying the federal income tax rate of 35% in 2004, 2003 and 2002 to earnings before federal income taxes follow:

                                                         2004                        2003                        2002
                                               ------------------------    ------------------------    ------------------------
                                                   AMOUNT       PERCENT        AMOUNT       PERCENT        AMOUNT       PERCENT
                                               -------------    -------    -------------    -------    -------------    -------
     Current income taxes incurred:
        Operations                             $  30,885,151       14.7%   $  56,054,185       34.8%   $  50,901,065       44.6%
        Realized investment gains/(losses)        36,990,245       17.6       (4,089,198)      (2.5)     (36,364,987)     (31.9)
                                               -------------    -------    -------------    -------    -------------    -------
     Current income taxes incurred                67,875,396       32.3       51,964,987       32.3       14,536,078       12.7
     Change in deferred income tax
        (without tax on unrealized gains
        and losses)                              (12,135,716)      (5.8)     (15,524,055)      (9.7)      14,378,496       12.6
                                               -------------    -------    -------------    -------    -------------    -------
              Total income tax reported        $  55,739,680       26.5%   $  36,440,932       22.6%   $  28,914,574       25.3%
                                               =============    =======    =============    =======    =============    =======
     Income taxes computed at statutory rates  $  73,620,427       35.0%   $  56,354,180       35.0%   $  39,908,713       35.0%
     Dividends received deduction                 (2,489,001)      (1.2)      (1,290,961)      (0.8)        (835,799)      (0.7)
     Nondeductible expenses                        2,795,997        1.3        1,794,060        1.1        1,889,112        1.6
     Tax-exempt income                               (35,722)      (0.0)          (85,929)      (0.1)        (167,194)      (0.2)
     Tax adjustment for interest maintenance
        reserve                                      397,169        0.2          385,102        0.2         (252,611)      (0.2)
     Adjustment of prior year's income taxes      (9,400,973)      (4.5)      (1,007,663)      (0.6)      (1,959,963)      (1.7)
     Tax credits                                 (11,570,575)      (5.5)      (8,835,707)      (5.5)      (7,811,899)      (6.9)
     Partnership and other adjustments             2,422,358        1.2      (10,872,150)      (6.7)      (1,855,785)      (1.6)
                                               -------------    -------    -------------    -------    -------------    -------
                                               $  55,739,680       26.5%   $  36,440,932       22.6%   $  28,914,574       25.3%
                                               =============    =======    =============    =======    =============    =======

     The main components of deferred taxes as of December 31, 2004 and 2003 are as follows:

                                                 2004             2003
                                            --------------   --------------
     Deferred tax assets:
        Life reserves                       $  106,727,598      105,597,854
        Deferred acquisition cost               54,832,856       52,242,288
        Partnerships                             1,278,530        3,856,090
        Policyholder dividends                  13,851,391       16,422,704
        Other employee benefits                 11,569,571       11,047,520
        Asset impairments                       14,193,627       12,507,752
        Fixed assets                               809,043          923,263
        Other                                    2,051,157        2,172,602
                                            --------------   --------------
              Total deferred tax assets        205,313,773      204,770,073
        Nonadmitted deferred tax assets        (60,447,881)     (67,904,970)
                                            --------------   --------------
              Admitted deferred tax assets     144,865,892      136,865,103
                                            --------------   --------------

                                                    2004             2003
                                               --------------   --------------
     Deferred tax liabilities:
        Premiums deferred and uncollected         (41,432,126)     (36,199,616)
        Accrual of discount on bonds               (3,731,973)      (3,115,699)
        Agent supplement                                   --       (3,255,415)
        Asset conversions                          (1,747,296)     (17,292,299)
        Difference in statutory and tax
           accumulated depreciation                (2,245,331)      (1,703,614)
        Unrealized investment gains               (67,704,611)     (44,576,973)
        Other                                      (1,040,898)        (222,997)
                                               --------------   --------------
              Total deferred tax liabilities     (117,902,235)    (106,366,613)
                                               --------------   --------------
              Net admitted deferred tax asset  $   26,963,657       30,498,490
                                               ==============   ==============


     As of December 31, 2004, there are no operating loss or tax credit carryforwards available for tax purposes.


     The amount of Federal income taxes incurred that is available for recoupment in the event of future net losses is $77,300,000 for 2004, $46,600,000 for 2003, and $50,000,000 for 2002.


(10) COMMITMENTS AND CONTINGENCIES

     (a)  LITIGATION

          The Company and other parties are involved in various litigation in the normal course of business. It is management's opinion, after consultation with counsel and a review of the facts, that the ultimate liability, if any, arising from such contingencies will not have a material adverse effect on the Company's financial position or on the results of its operations or cash flows.

     (b)  GUARANTY ASSOCIATION ASSESSMENTS

          The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business.


          There are currently several insurance companies, which had substantial amounts of life and annuity business, in the process of liquidation or rehabilitation. The Company's net payment (recovery) was $172,104, $154,285, and $(4,683), to various state guaranty associations during 2004, 2003, and 2002, respectively. The Company has recorded a liability related to guaranty fund assessments of $3,302,000 and $3,470,000 at December 31, 2004 and 2003, respectively.


     (c)  LEASES

          The Company is obligated under the terms of various leases for certain equipment. Total lease rental expense, including short-term rentals, amounted to approximately $2,777,000 in 2004, $2,852,000 in 2003, and $2,262,000 in 2002. In most cases, management expects that in the normal course of business leases will be renewed or replaced by other leases. Future minimum rental payments required under leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2004 are not significant.

     (d)  LOAN AND EQUITY COMMITMENTS

          The Company makes commitments to extend credit and make equity investments in the normal course of business. Commitments to extend credit are agreements to lend money with fixed expiration dates or other termination clauses. Equity commitments usually take the form of investments in limited partnerships. The Company applies its normal lending standards when extending credit commitments. Since several of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Collateral is not obtained for commitments to extend credit, but is obtained when loans are closed based on an assessment of the customers' creditworthiness. The Company's maximum exposure to credit loss is represented by the contractual amount of the commitments. Commitments to extend credit and make equity investments aggregated approximately $122,000,000 at December 31, 2004.

(11) REINSURANCE

     The Company follows the usual industry practices of reinsuring (ceding) portions of its risk with other companies. Use of reinsurance does not discharge an insurer from liability on the insurance ceded. The insurer is required to pay in full the amount of its insurance obligations regardless of whether it is entitled or able to receive payment from its reinsurer. The Company monitors both the financial condition of the reinsurers as well as risk concentrations arising from activities and economic characteristics of the reinsurers to lessen the risk of default by such reinsurers. All principal reinsurers maintain an A.M. Best rating of "A" or better.

     A summary of reinsurance activity, all with unrelated parties, follows:

                                             2004              2003              2002
                                        ---------------   ---------------   ---------------
     AT DECEMBER 31,
        Ceded life insurance in force   $ 7,113,332,682     5,946,413,768     4,960,512,563
                                        ===============   ===============   ===============
        Reserve credits                 $    93,149,860        78,834,757        62,189,674
                                        ===============   ===============   ===============
     FOR THE YEAR ENDED DECEMBER 31,
        Net premiums ceded              $    44,129,029        40,334,533        42,691,017
                                        ===============   ===============   ===============
        Claims ceded                    $    21,313,139        16,391,652        26,389,761
                                        ===============   ===============   ===============

     A contingent liability exists with respect to life insurance covered under reinsurance agreements in the event the reinsurance company is unable to meet its obligations due under the contracts. In the opinion of management, this liability is not significant.

(12) STATUTORY CAPITAL AND SURPLUS AND DIVIDEND RESTRICTION

     The NAIC utilizes Risk-Based Capital (RBC) to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset quality, (ii) insurance risk, (iii) interest rate risk, and (iv) other business factors. The RBC formula is designed as an early warning tool for the states to identify potential under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors the level of its RBC, and it exceeds the minimum required levels as of December 31, 2004 and 2003.

     State insurance departments, which regulate insurance companies, recognize only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under law, and for determining whether its financial condition warrants payment of a dividend to its shareholders.

     The Company is restricted by the Mississippi State Insurance Code as to the amount of dividends that may be paid within a twelve consecutive month period without regulatory consent. That restriction is the greater of statutory net gain from operations for the previous year or 10% of the policyholder surplus (net of capital stock) at December 31 of the previous year, subject to a maximum limit equal to statutory earned surplus. Total unassigned surplus at December 31, 2004 was $1,114,481,790.

(13) SEPARATE ACCOUNTS

     The separate accounts held by the Company relate to individual annuities and life products of a non-guaranteed return nature. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative. The separate accounts assets and liabilities represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate accounts assets and liabilities are carried at fair value. Revenues and expenses related to the separate accounts assets and liabilities, to the extent of benefits provided to the separate accounts policyholders, are excluded from the amounts reported in the accompanying statutory statements of earnings.

     Separate account premiums and other considerations amounted to $16,974,202 in 2004, $8,880,674 in 2003, and $7,093,146 in 2002. Reserves for separate accounts with the assets at fair value were $59,987,133 and $40,314,220 at December 31, 2004 and 2003, respectively.

(14) FAIR VALUES OF FINANCIAL INSTRUMENTS

     The fair values of financial instruments presented below are estimates of fair values at a specific point in time using available market information and valuation methodologies considered appropriate by management. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not necessarily intend to dispose of or liquidate such instruments prior to maturity.

     The carrying amounts of cash, cash equivalents, short-term investments, accounts receivable, securities sold under repurchase agreements and accounts payable approximate their fair values due to the short-term nature of these financial instruments.

     The carrying amounts and fair values of the Company's debt and equity securities are disclosed in note 2 of the notes to the statutory financial statements. For marketable debt and equity securities, fair values are based on quoted market prices. If a quoted market price is not available, as in the case of private placements, fair value is estimated using quoted market prices for similar securities.

     The fair value for mortgage and other loans was determined on a loan by loan basis using market yields and coupon rates. Market yield for each loan was determined by adding an appropriate pricing spread to the yields on similar maturity treasury issues. The fair value for each loan was calculated as the present value of the future interest and principal payments at the market yield. The carrying value of notes payable approximates fair value because of the short-term nature of these financial instruments and the relative immateriality of the balances. The carrying amount and fair value of the Company's investments in mortgage and other loans and notes payable at December 31, 2004 and 2003 follow:

                                            2004                                2003
                             ---------------------------------   ---------------------------------
                                CARRYING          ESTIMATED         CARRYING         ESTIMATED
                                 AMOUNT           FAIR VALUE         AMOUNT          FAIR VALUE
                             ---------------   ---------------   ---------------   ---------------
     Commercial mortgages    $ 1,138,700,488     1,246,212,000     1,108,201,763     1,226,931,000
     Residential mortgages           599,261           592,000           654,215           639,000
     Other loans                     122,466           122,000           140,842           141,000
                             ---------------   ---------------   ---------------   ---------------
                             $ 1,139,422,215     1,246,926,000     1,108,996,820     1,227,711,000
                             ===============   ===============   ===============   ===============
     Notes payable           $    47,253,051        47,253,051        44,838,386        44,838,386
                             ===============   ===============   ===============   ===============

     The fair value of annuity contracts was determined to be the Company's statutory reserve as such amount most closely approximates the current value of the expected payments under such contracts. Such reserve is higher than the policy surrender values, which is considered the floor value and lower than the account value, which is considered the maximum value. The account value does not approximate the amount the Company anticipates paying under such contracts due to anticipated surrenders.

     Assets held in separate accounts are reported in the accompanying statutory financial statements at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

     It is not considered practicable to determine the fair value of the Company's liability for pension plan administration funds due to the difficulty in calculating an estimated payment pattern and period. Such funds currently bear interest at a rate of approximately 6.90%. The interest rate will adjust annually based on investment portfolio returns for the related assets. Such funds have no stated maturity.

                                                                      SCHEDULE 1

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                             Selected Financial Data

                 As of and for the year ended December 31, 2004

Investment income earned:

   U. S. Government bonds                                                $     12,721,836
   Other bonds (unaffiliated)                                                 326,430,939
   Preferred and common stocks                                                 18,139,634
   Mortgage loans                                                              80,363,255
   Real estate                                                                  3,166,824
   Premium notes, policy loans and liens                                       23,205,586
   Short-term investments                                                       2,420,308
   Other invested assets                                                       14,987,852
   Aggregate write-ins for investment income                                      379,819
   Amortization of interest maintenance reserve                                (1,134,767)
                                                                         ----------------
                  Gross investment income                                $    480,681,286
                                                                         ================
Real estate owned - book value less encumbrances                         $     15,827,644
                                                                         ================
Mortgage loans - book value:
   Farm mortgages                                                        $             --
   Residential mortgages                                                          599,261
   Commercial mortgages                                                     1,138,700,488
                                                                         ----------------
                  Total mortgage loans                                   $  1,139,299,749
                                                                         ================
Mortgage loans by standing - book value:
   Good standing                                                         $  1,139,299,749
                                                                         ================
   Good standing with restructured terms                                 $             --
                                                                         ================
   Interest overdue more than 90 days, not in foreclosure                $             --
                                                                         ================
   Foreclosure in process                                                $             --
                                                                         ================
Other long-term assets- statement value                                  $    316,133,364
                                                                         ================
Collateral loans                                                         $             --
                                                                         ================
Bonds and stocks of parents, subsidiaries and affiliates - book value:
   Bonds                                                                 $             --
                                                                         ================
   Preferred stocks                                                      $        118,800
                                                                         ================
   Common stocks                                                         $     13,106,294
                                                                         ================
Bonds and short-term investments by class and maturity:
   Due within one year or less                                           $    483,211,309
   Over 1 year through 5 years                                              1,478,621,653
   Over 5 years through 10 years                                            1,402,012,456
   Over 10 years through 20 years                                           1,633,573,449
   Over 20 years                                                              902,886,091
                                                                         ----------------
                                                                         $  5,900,304,958
                                                                         ================

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                             Selected Financial Data

                 As of and for the year ended December 31, 2004

Bonds and short-term investments by class - statement value:
   Class 1                                                               $  4,247,030,311
   Class 2                                                                  1,547,233,211
   Class 3                                                                     55,237,238
   Class 4                                                                     29,313,653
   Class 5                                                                     18,013,640
   Class 6                                                                      3,476,905
                                                                         ----------------
Total by class                                                           $  5,900,304,958
                                                                         ================
Total bonds and short-term investments publicly traded                   $  5,100,900,392
                                                                         ================
Total bonds and short-term investments privately placed                  $    799,404,566
                                                                         ================
Preferred stocks - statement value                                       $     61,681,482
                                                                         ================
Common stocks (unaffiliated) - fair value                                $    640,124,674
                                                                         ================
Short-term investments - book value                                      $     83,444,980
                                                                         ================
Options, caps & floors owned-statement value                             $             --
                                                                         ================
Options, caps & floors written and in force - statement value            $             --
                                                                         ================
Collar, swap & forward agreements open - statement value                 $             --
                                                                         ================
Futures contracts open - current value                                   $             --
                                                                         ================
Cash on deposit                                                          $     36,607,189
                                                                         ================
Life insurance in force:
   Industrial                                                            $             --
                                                                         ================
   Ordinary                                                              $ 69,402,217,000
                                                                         ================
   Credit life                                                           $             --
                                                                         ================
   Group life                                                            $  1,700,208,000
                                                                         ================
Amount of accidental death insurance in force under ordinary policies    $  2,058,068,000
                                                                         ================
Life insurance policies with disability provisions in force:
   Industrial                                                            $             --
                                                                         ================
   Ordinary                                                              $ 14,071,465,000
                                                                         ================
   Credit life                                                           $             --
                                                                         ================
   Group life                                                            $  1,669,700,000
                                                                         ================
Supplementary contracts in force:
   Ordinary - not involving life contingencies:
     Amount on deposit                                                   $      2,010,565
                                                                         ================
     Income payable                                                      $      2,985,309
                                                                         ================

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                             Selected Financial Data

                 As of and for the year ended December 31, 2004

   Ordinary - involving life contingencies:
     Income payable                                                      $     13,495,864
                                                                         ================
   Group - not involving life contingencies:
     Amount on deposit                                                   $             --
                                                                         ================
     Income payable                                                      $             --
                                                                         ================
   Group - involving life contengencies:
     Income payable                                                      $             --
                                                                         ================
Annuities:
   Ordinary:
     Immediate - amount of income payable                                $     11,263,448
                                                                         ================
     Deferred - fully paid account balance                               $    996,246,790
                                                                         ================
     Deferred - not fully paid - account balance                         $  2,151,746,203
                                                                         ================
   Group:
     Amount of income payable                                            $      1,667,688
                                                                         ================
     Fully paid account balance                                          $             --
                                                                         ================
     Not fully paid - account balance                                    $     25,851,836
                                                                         ================
Accident and health insurance - premiums in force:
   Ordinary                                                              $     32,482,493
                                                                         ================
   Group                                                                 $     18,942,263
                                                                         ================
   Credit                                                                $             --
                                                                         ================
Deposit funds and dividend accumulations:
   Deposit funds - account balance                                       $    380,099,662
                                                                         ================
   Dividend accumulations - account balance                              $    304,803,622
                                                                         ================
Claim payments 2004:
   Group accident and health - year ended December 31, 2004:
     2004                                                                $      2,207,105
                                                                         ================
     2003                                                                $        447,963
                                                                         ================
     2002                                                                $        117,254
                                                                         ================
     2001                                                                $        143,074
                                                                         ================
     2000                                                                $         12,916
                                                                         ================
     Prior                                                               $        252,357
                                                                         ================

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                             Selected Financial Data

                 As of and for the year ended December 31, 2004

Other accident and health - year ended December 31, 2004:
   2004                                                                  $      1,122,256
                                                                         ================
   2003                                                                  $        726,032
                                                                         ================
   2002                                                                  $        365,465
                                                                         ================
   2001                                                                  $        265,548
                                                                         ================
   2000                                                                  $        233,563
                                                                         ================
   Prior                                                                 $        612,356
                                                                         ================

See accompanying report of independent registered public accounting firm.

                                                                      SCHEDULE 2

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                           Summary Investment Schedule

                                December 31, 2004

                                 (In thousands)

                                                                                                        ADMITTED ASSETS AS
                                                                                                      REPORTED IN THE ANNUAL
                      INVESTMENT CATEGORIES                          GROSS INVESTMENT HOLDINGS              STATEMENT
-----------------------------------------------------------------   ---------------------------    ---------------------------
Bonds:
   US Treasury securities                                           $    183,554          2.167%   $    183,554          2.167%
   US government agency obligations:
      Issued by US government agencies                                        --          0.000%             --          0.000%
      Issued by US government-sponsored agencies                         404,562          4.776%        404,562          4.776%
   Foreign government                                                     25,487          0.301%         25,487          0.301%
   Securities issued by states, territories and possessions
      and political subdivisions in the US:
      US States and territories general obligations                           --          0.000%             --          0.000%
      Political subdivisions of US states, territories and
           possessions general obligations                                    --          0.000%             --          0.000%
      Revenue and assessment obligations                                      --          0.000%             --          0.000%
      Industrial development bonds and similar obligations               198,988          2.349%        198,988          2.349%
   Mortgage-backed securities
      Pass-through securities:
         Guaranteed by GNMA                                               17,304          0.204%         17,304          0.204%
         Issued by FNMA and FHLMC                                        109,999          1.299%        109,999          1.299%
         Other pass-through securities                                        --          0.000%             --          0.000%
      Other mortgage-backed securities:
         Issued by FNMA,  FHLMC or GNMA                                  620,040          7.320%        620,040          7.320%
         Other mortgage-backed securities collateralized
           by MBS issued or guaranteed by FNMA, FHLMC, or GNMA             3,159          0.037%          3,159          0.037%
         All other mortgage-backed securities                            208,874          2.466%        208,874          2.466%

   Other debt securities (excluding short-term):
      Unaffiliated domestic securities                                 3,765,037         44.447%      3,765,037         44.447%
      Unaffiliated foreign securities                                    279,856          3.304%        279,856          3.304%
      Affiliated securities                                                   --          0.000%             --          0.000%

Equity interests:
   Investments in mutual funds                                           239,062          2.822%        239,062          2.822%
   Preferred stocks:
      Affiliated                                                             119          0.001%            119          0.001%
      Unaffiliated                                                        61,563          0.727%         61,563          0.727%
   Publicly traded equity securites:
      Affiliated                                                              --          0.000%             --          0.000%
      Unaffiliated                                                       393,803          4.649%        393,803          4.649%

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                     Summary Investment Schedule (continued)

                                December 31, 2004

                                 (In thousands)


                                                                                                        ADMITTED ASSETS AS
                                                                                                      REPORTED IN THE ANNUAL
                      INVESTMENT CATEGORIES                          GROSS INVESTMENT HOLDINGS              STATEMENT
-----------------------------------------------------------------   ---------------------------    ---------------------------
Equity interests (continued)
   Other equity securities:
      Affiliated                                                          13,106          0.155%         13,106          0.155%
      Unaffiliated                                                         7,260          0.086%          7,260          0.086%
   Tangible personal property under leases:
      Affiliated                                                              --          0.000%             --          0.000%
      Unaffiliated                                                            --          0.000%             --          0.000%

Mortgage loans
   Construction and land development                                          --          0.000%             --          0.000%
   Agricultural                                                               --          0.000%             --          0.000%
   Single family residential properties                                      599          0.007%            599          0.007%
   Multifamily residential properties                                    223,751          2.641%        223,751          2.641%
   Commercial loans                                                      914,949         10.801%        914,949         10.801%

Real estate investments
   Property occupied by company                                           14,940          0.176%         14,940          0.176%
   Property held for the production of income                                888          0.011%            888          0.011%
   Property held for sale                                                     --          0.000%             --          0.000%

Policy loans                                                             344,445          4.066%        344,445          4.066%

Receivable for securities                                                  3,298          0.039%          3,298          0.039%

Cash and short term investments                                          120,052          1.417%        120,052          1.417%

Other invested assets                                                    316,133          3.732%        316,133          3.732%
                                                                    ------------   ------------    ------------   ------------
                                                                    $  8,470,828        100.000%   $  8,470,828        100.000%
                                                                    ============   ============    ============   ============


See accompanying report of independent registered public accounting firm.

                                                                      SCHEDULE 3

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

          Schedule of Supplemental Investment Risks Interrogatories

                                December 31, 2004

                                 (In thousands)


1)   Total admitted assets (excluding separate account assets):

          $8,708,925

2)   Ten largest exposures to a single issuer/borrower/investment:

                  ISSUER                             INVESTMENT CATEGORY             AMOUNT     PERCENTAGE
     ----------------------------------   --------------------------------------   ----------   ----------
     Merrill Lynch Bond HI Common Stock   Mutual Funds - Common Stocks             $  158,040          1.8%
     MBIA, Inc. Bonds                     Industrial, Misc. - Issuer Obligations       78,846          0.9%
     FPA Paramount Fund                   Mutual Funds - Common Stocks                 65,906          0.8%
     AMBAC Financial Group                Industrial, Misc. - Issuer Obligations       50,108          0.6%
     Southern Company                     Industrial, Misc. - Issuer Obligations       50,055          0.6%
     FSA                                  Industrial, Misc. - Issuer Obligations       47,888          0.5%
     Union Pacific Corp                   Industrial, Misc. - Issuer Obligations       45,665          0.5%
     Dominion Res., Inc.                  Industrial, Misc. - Issuer Obligations       45,333          0.5%
     Coca Cola Company                    Industrial, Misc. - Issuer Obligations       39,401          0.5%
     Wells Fargo & Company                Industrial, Misc. - Issuer Obligations       39,383          0.5%

3)   Total admitted assets held in bonds and preferred stocks by NAIC rating:

       BONDS           AMOUNT        PERCENTAGE        STOCKS       AMOUNT      PERCENTAGE
     ---------     -------------    ------------      --------   ------------  ------------
     NAIC-1        $ 4,247,030             48.7%       P/RP-1     $   26,784            0.3%
     NAIC-2          1,547,233             17.8%       P/RP-2         25,145            0.3%
     NAIC-3             55,237              0.6%       P/RP-3          3,979            0.0%
     NAIC-4             29,314              0.3%       P/RP-4          3,836            0.0%
     NAIC-5             18,014              0.2%       P/RP-5          1,938            0.0%
     NAIC-6              3,477              0.0%       P/RP-6             --            0.0%

4) Admitted assets held in foreign investments and unhedged foreign currency exposure:

      Foreign-currency denominated investments of:                         $      --
      Foreign-currency denominated supporting insurance liabilities of:           --
      Excluding Canadian investments and currency exposure of:                 6,611

5)   Aggregate foreign investment exposure categorized by NAIC sovereign rating:

                                                        AMOUNT      PERCENTAGE
                                                      -----------  ------------
      Countries rated by NAIC-1                       $        --          0.0%
      Countries rated by NAIC-2                                --          0.0%
      Countries rated by NAIC-3 or below                       --          0.0%

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

      Schedule of Supplemental Investment Risks Interrogatories (Continued)

                                December 31, 2004

                                 (In thousands)

6) Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:

     None

7)   Aggregate unhedged foreign currency exposure:

     None

8) Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

     None

9) Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:

     None

10)  Ten largest non-sovereign foreign issues:

     None

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

      Schedule of Supplemental Investment Risks Interrogatories (Continued)

                                December 31, 2004

                                 (In thousands)

11) Assets held in Canadian investments and unhedged Canadian currency exposure:

      Canadian-currency denominated investments of:                 $      6,611
      Canadian denominated supporting insurance liabilities of:               --

12) Assets held in Canadian investments comprise less than 2.5% of the reporting entity's total admitted assets.

13) Assets held in investments with contractual sales restrictions comprised less than 2.5% of the reporting entity's total admitted assets.

14)  Ten largest equity interests:

                  ISSUER                             INVESTMENT CATEGORY               AMOUNT     PERCENTAGE
     ----------------------------------   ----------------------------------------   ----------   ----------
     Merrill Lynch Bond HI Common Stock   Mutual Funds - Common Stocks               $  158,040          1.8%
     FPA Paramount Fund                   Mutual Funds - Common Stocks                   65,906          0.8%
     Michaels Stores Common Stock         Industrial, Misc. - Common Stocks              27,273          0.3%
     Green Mountain Partners II L.P.      Industrial, Misc. - Limited Partnerships       25,261          0.3%
     Green Mountain Partners III L.P.     Industrial, Misc. - Limited Partnerships       24,264          0.3%
     National Oilwell                     Industrial, Misc. - Common Stocks              23,422          0.3%
     Charming Shoppes                     Industrial, Misc. - Common Stocks              19,677          0.2%
     Patterson Utility Energy             Industrial, Misc. - Common Stocks              19,263          0.2%
     Ross Stores Common Stock             Industrial, Misc. - Common Stocks              17,530          0.2%
     Ensco International                  Industrial, Misc. - Common Stocks              16,968          0.2%

15)  Aggregate statement value of investments held in nonaffiliated,
     privately-placed equities:                                     $    316,011

     Three largest investments held in nonaffiliated, privately placed equities:

                  ISSUER                             INVESTMENT CATEGORY             AMOUNT     PERCENTAGE
     ----------------------------------   --------------------------------------   ----------   ----------
     Green Mountain Partners II L.P.      Industrial, Misc. - Issuer Obligations   $   25,261          0.3%
     Green Mountain Partners III L.P.     Industrial, Misc. - Issuer Obligations       24,264          0.3%
     Boston Capital Tax Credit XXII       Industrial, Misc. - Issuer Obligations       16,077          0.2%

16) Assets held in general partnership interests comprised less than 2.5% of the reporting entity's total admitted assets.

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

      Schedule of Supplemental Investment Risks Interrogatories (Continued)

                                December 31, 2004

                                 (In thousands)

17)  Ten largest aggregate mortgage interests:

                                            INVESTMENT
                  ISSUER                     CATEGORY       AMOUNT     PERCENTAGE
     ----------------------------------   --------------  ----------   ----------
     Litton Systems Building                Commercial    $   12,913          0.1%
     New Frontier Mobile Home Park          Commercial         9,940          0.1%
     Doral Village Mobile Home Park         Commercial         9,830          0.1%
     Fair Oaks Medical Plaza                Commercial         9,800          0.1%
     Wal-Mart Superstore                    Commercial         9,569          0.1%
     Park Center II                         Commercial         9,551          0.1%
     Vista Verde Apartments                 Commercial         8,665          0.1%
     Butterfield Trails Portfolio           Commercial         8,658          0.1%
     Westwood Center Office Building        Commercial         7,878          0.1%
     Bank One Office Building               Commercial         7,452          0.1%

18) Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

            LOAN-TO-VALUE                     RESIDENTIAL                    COMMERCIAL                     AGRICULTURAL
     ---------------------------       --------------------------   -----------------------------     -----------------------
     Above 95%                         $       --          0.0%     $          --          0.0%        $      --       0.0%
     91% to 95%                                --          0.0%                --          0.0%               --       0.0%
     81% to 90%                                --          0.0%             1,250          0.0%               --       0.0%
     71% to 80%                                --          0.0%            57,244          0.7%               --       0.0%
     below 70%                                599          0.0%         1,080,206         12.4%               --       0.0%

     Construction loans                                      $     --      0.0%
     Mortgage loans over 90 days past due                          --      0.0%
     Mortgage loans in the process of foreclosure                  --      0.0%
     Mortgage loans foreclosed                                     --      0.0%
     Restructured mortgage loans                                   --      0.0%

19) There were no assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in the Annual Statement Schedule A that exceeded 2.5% of the Company's total admitted assets.

20)  Total admitted assets subject to the following types of agreements:

                                                  AT YEAR-END                         AT END OF EACH QUARTER
               AGREEMENT TYPE                AMOUNT         PERCENTAGE        1ST QTR         2ND QTR        3RD QTR
     ----------------------------------   -------------   --------------   -------------   -------------   -----------
     Securities lending                     $       --         0.0%         $        --     $        --     $      --
     Repurchase                                 55,786         0.6%                  --              --            --
     Reverse repurchase                             --         0.0%                  --              --            --
     Dollar repurchase                              --         0.0%                  --              --            --
     Dollar reverse repurchase                      --         0.0%                  --              --            --

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

      Schedule of Supplemental Investment Risks Interrogatories (Continued)

                                December 31, 2004

                                 (In thousands)

21) Warrants not attached to other financial instruments, options, caps, and floors:

                                          OWNED               WRITTEN
                                    ----------------     -----------------
     Hedging                        $     --     0.0%    $      --     0.0%
     Income generation                    --     0.0%           --     0.0%
     Other                                --     0.0%           --     0.0%

22)  Potential exposure for collars, swaps and forwards:

                                                               AT END OF EACH QUARTER
                                       AT YEAR-END        1ST QTR      2ND QTR     3RD QTR
                                    ----------------     ---------    ---------   ----------
     Hedging                        $     --     0.0%    $      --    $      --   $       --
     Income generation                    --     0.0%           --           --           --
     Replications                         --     0.0%           --           --           --
     Other                                --     0.0%           --           --           --

23)  Potential exposure for futures contracts:

                                                               AT END OF EACH QUARTER
                                       AT YEAR-END        1ST QTR      2ND QTR     3RD QTR
                                    ----------------     ---------    ---------   ----------
     Hedging                        $     --     0.0%    $      --    $      --   $       --
     Income generation                    --     0.0%           --           --           --
     Replications                         --     0.0%           --           --           --
     Other                                --     0.0%           --           --           --

24) All investments included in the Write-ins for Invested Assets category included on the Summary Investment Schedule in the Annual Statement

            INVESTMENT              AMOUNT       PERCENTAGE
     ------------------------     ----------   --------------
              (None)                $   --          0.0%

See accompanying report of independent registered public accounting firm.

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                                   SCHEDULE 4
       Summary of Investments - Other than Investments in Related Parties

                                December 31, 2004
                                 (in thousands)

                                                    COST OR                           AS SHOWN ON
                                                   AMORTIZED                          THE BALANCE
                                                     COST           FAIR VALUE           SHEET
                                                ---------------   ---------------   ---------------
Bonds:
   United States Government and government
      agencies and authorities                  $       588,116           617,456           588,116
   Public utilities                                     828,774           871,289           828,774
   Mortgage-backed securities                           753,473           772,339           753,473
   All other corporate bonds                          3,646,497         3,838,617         3,646,497
                                                ---------------   ---------------   ---------------
              Total bonds                             5,816,860         6,099,701         5,816,860
                                                ---------------   ---------------   ---------------
Equity Securities:
   Common stocks (1)
      Public utilities                                       --                --                --
      Banks, trusts, and insurance companies             21,446            42,020            42,020
      Industrial, miscellaneous and all other           422,313           598,104           598,104
   Nonredeemable preferred stocks                        61,681            66,712            61,681
                                                ---------------   ---------------   ---------------
              Total equity securities                   505,440           706,836           701,805
                                                ---------------   ---------------   ---------------
Mortgage loans on real estate                         1,139,422               N/D         1,139,422
Real estate:
   Home office property                                  14,940               N/D            14,940
   Real estate held for investment                          888               N/D               888
Policy loans                                            344,445               N/D           344,445
Partnership interests                                   340,989               N/D           316,011
Short-term investments and cash                         120,052           120,052           120,052
Receivable for securities                                 3,298             3,298             3,298
                                                ---------------   ---------------   ---------------
              Total investments                 $     8,286,334               N/A         8,457,721
                                                ===============   ===============   ===============

(1) Investment in common stocks does not include the Company's investment in the Virginia Farm Bureau, a related party, with a cost and fair value of $10,002 and $7,078, respectively.
N/D - not determined
N/A - not applicable

See accompanying report of independent registered public accounting firm.

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                                   SCHEDULE 5
                       Supplementary Insurance Information
                                 (in thousands)

                                                         AS OF DECEMBER 31
                                    ------------------------------------------------------
                                                  FUTURE POLICY
                                     DEFERRED       BENEFITS,                 OTHER POLICY
                                      POLICY      LOSSES, CLAIMS               CLAIMS AND
                                    ACQUISITION   AND SETTLEMENT   UNEARNED     BENEFITS
                                       COSTS         EXPENSES      PREMIUMS      PAYABLE
                                    -----------   --------------   --------   ------------
SEGMENT

2004:
   Life insurance                   $        --        3,181,064      1,082        387,110
   Accident & health insurance               --           42,782        248          2,020
   Annuity                                   --        3,239,653         --             38
   Property & liability insurance            --               --         --             --
                                    -----------   --------------   --------   ------------
                                    $        --        6,463,499      1,330        389,168
                                    ===========   ==============   ========   ============
2003:
   Life insurance                   $        --        3,002,155      1,143        386,234
   Accident & health insurance               --           39,037      1,008          4,166
   Annuity                                   --        3,080,475         --             36
   Property & liability insurance            --               --         --             --
                                    -----------   --------------   --------   ------------
                                    $        --        6,121,667      2,151        390,436
                                    ===========   ==============   ========   ============

                                                       FOR THE YEARS ENDED DECEMBER 31
                                    -----------------------------------------------------------------------
                                                                                AMORTIZATION
                                                                 BENEFITS,       OF DEFERRED
                                                      NET      CLAIMS, LOSSES      POLICY          OTHER
                                      PREMIUM     INVESTMENT   AND SETTLEMENT    ACQUISITION     OPERATING
                                    REVENUE (1)     INCOME        EXPENSES          COSTS      EXPENSES (2)
                                    -----------   ----------   --------------   ------------   ------------
SEGMENT

2004:
   Life insurance                   $   462,866      239,475          405,954             --        148,018
   Accident & health insurance           27,511        2,815            8,100             --         12,791
   Annuity                              268,870      225,797          411,635             --         27,852
   Property & liability insurance            --           --               --             --             --
                                    -----------   ----------   --------------   ------------   ------------
                                    $   759,247      468,087          825,689             --        188,661
                                    ===========   ==========   ==============   ============   ============
2003:
   Life insurance                   $   426,046      247,601          377,783             --        143,568
   Accident & health insurance           22,047        2,739           15,334             --         10,871
   Annuity                              524,707      232,428          651,732             --         36,017
   Property & liability insurance            --           --               --             --             --
                                    -----------   ----------   --------------   ------------   ------------
                                    $   972,800      482,768        1,044,849             --        190,456
                                    ===========   ==========   ==============   ============   ============
2002:
   Life insurance                   $   409,170      223,973          351,755             --        122,073
   Accident & health insurance           22,758        2,135           12,612             --         11,470
   Annuity                              382,712      206,334          500,379             --         28,154
   Property & liability insurance            --           --               --             --             --
                                    -----------   ----------   --------------   ------------   ------------
                                    $   814,640      432,442          864,746             --        161,697
                                    ===========   ==========   ==============   ============   ============

(1) Life insurance premium revenue includes supplementary contracts and dividend accumulations.

(2) Commissions, taxes, licenses and fees reflect actual expenses by segment. All other operating expenses are allocated to each segment on the basis of policy count and time studies.

See accompanying report of independent registered public accounting firm.

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                                   SCHEDULE 6
                                   Reinsurance

              For the years ended December 31, 2004, 2003 and 2002
                                 (in thousands)

                                                                                                       PERCENTAGE OF
                                                         CEDED TO        ASSUMED                          AMOUNT
                                          GROSS            OTHER           FROM            NET           ASSUMED TO
                                          AMOUNT         COMPANIES       COMPANIES        AMOUNT            NET
                                       -------------   -------------   -------------   -------------   -------------
2004:
   Life insurance in force             $  71,102,425       7,113,333              --      63,989,092              --
                                       =============   =============   =============   =============   =============
   Premiums:
      Life insurance                   $     464,703          13,208              --         451,495              --
      Accident & health insurance             60,137          32,708              --          27,429              --
      Annuity                                277,804           8,966              --         268,838              --
      Property & liability insurance              --              --              --              --              --
                                       -------------   -------------   -------------   -------------   -------------
           Total premiums              $     802,644          54,882              --         747,762              --
                                       =============   =============   =============   =============   =============
2003:
   Life insurance in force             $  64,862,572       5,946,413              --      58,916,159              --
                                       =============   =============   =============   =============   =============
   Premiums:
      Life insurance                   $     428,152          12,191              --         415,961              --
      Accident & health insurance             53,250          31,311              --          21,939              --
      Annuity                                529,862           5,236              --         524,626              --
      Property & liability insurance              --              --              --              --              --
                                       -------------   -------------   -------------   -------------   -------------
           Total premiums              $   1,011,264          48,738              --         962,526              --
                                       =============   =============   =============   =============   =============
2002:
   Life insurance in force             $  58,982,437       4,960,513              --      54,021,924              --
                                       =============   =============   =============   =============   =============
   Premiums:
      Life insurance                   $     409,356          12,064              --         397,292              --
      Accident & health insurance             55,416          32,787              --          22,629              --
      Annuity                                388,889           6,241              --         382,648              --
      Property & liability insurance              --              --              --              --              --
                                       -------------   -------------   -------------   -------------   -------------
           Total premiums              $     853,661          51,092              --         802,569              --
                                       =============   =============   =============   =============   =============

See accompanying report of independent registered public accounting firm.

                                     PART C

                                OTHER INFORMATION
Item 26.  EXHIBITS

1.   BOARD OF DIRECTORS RESOLUTIONS.

     a) Resolution of the Board of Directors of Southern Farm Bureau Life Insurance Company (the "Company") establishing Southern Farm Bureau Life Variable Life Account (the "Account") (3)

2.   CUSTODIAN AGREEMENTS.  Not Applicable

3.   UNDERWRITING CONTRACTS.

     a)   Form of Principal Underwriting Agreement (2)

     b)   Amendment to Form of Principal Underwriting Agreement (4)

4.   CONTRACTS.

     a)   Specimen Adjustable Premium Variable Life Insurance Policy (3)

     b)   Revised Specimen Adjustable Premium Variable Life Insurance Policy (4)

     c)   Waiver of Monthly Deductions Agreement (3)

     d)   Children's Term Rider (3)

     e)   Accelerated Benefit Rider (3)

5.   APPLICATIONS.

     a)   Application for Adjustable Premium Variable Life Insurance Policy (3)

6.   DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BY-LAWS.

     a)   Articles of Incorporation of the Company (1)

     b)   By-Laws of the Company (1)

7.   REINSURANCE CONTRACTS. (7)

     a) Reinsurance Agreement between Southern Farm Bureau Life Insurance Company and American United Life Insurance Company (7)

     b) Reinsurance Agreement between Southern Farm Bureau Life Insurance Company and The Lincoln National Life Insurance Company (7)

     c) Reinsurance Agreement between Southern Farm Bureau Life Insurance Company and Businessmen's Assurance Company of America (7)

8.   PARTICIPATION AGREEMENTS.

     a) Form of Participation Agreement for T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc. (2)

     b) Amendment to Form of Participation Agreement for T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc. (4)

     c) Form of Participation Agreement for Fidelity Variable Insurance Products Fund (2)

     d) Form of Participation Agreement for Fidelity Variable Insurance Products Fund II (2)

     e) Form of Participation Agreement for Fidelity Variable Insurance Products Fund III (2)

     f) Amendment to Form of Participation Agreement for Fidelity Variable Insurance Products Fund (4)

     g) Amendment to Form of Participation Agreement for Fidelity Variable Insurance Products Fund II (4)

     h) Amendment to Form of Participation Agreement for Fidelity Variable Insurance Products Fund III (4)

9.   ADMINISTRATIVE CONTRACTS.  Not Applicable.

10.  OTHER MATERIAL CONTRACTS.  Not Applicable.

11.  LEGAL OPINION.

     Opinion and Consent of Joseph A. Purvis (10)

12. ACTUARIAL OPINION. Opinion of Kenneth P. Johnston as to actuarial matters pertaining to the securities being registered (10)

13.  CALCULATIONS.  Not Applicable.

14.  OTHER OPINIONS.

     (a)  Consent of Sutherland Asbill & Brennan LLP (10)


     (b)  Consent of KPMG LLP (10)


15.  OMITTED FINANCIAL STATEMENTS.  Not Applicable.

16.  INITIAL CAPITAL AGREEMENTS.  Not Applicable.

17. REDEEMABILITY EXEMPTION. Issuance, transfer and redemption procedures memorandum. (5)


18.  Powers of Attorney (3) (6) (8) (9)


----------
(1) Incorporated herein by reference to the Registration Statement on Form N-4 (File Nos. 333-79865; 811-09371) filed with the Securities and Exchange Commission on June 3, 1999.

(2) Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File Nos. 333-79865; 811-09371) filed with the Securities and Exchange Commission on October 12, 1999.

(3) Incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-68114) filed with the Securities and Exchange Commission on August 22, 2001.

(4) Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-68114) filed with the Securities and Exchange Commission on January 25, 2002.

(5) Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-68114) filed with the Securities and Exchange Commission on May 8, 2002.

(6) Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 (File No. 333-68114) filed with the Securities and Exchange Commission on February 27, 2003.

(7) Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-68114) filed with the Securities and Exchange Commission on May 1, 2003.

(8) Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Registration Statement on Form N-6 (File No. 333-68114) filed with the Securities and Exchange Commission on April 30, 2004.


(9) Incorporated herein by reference to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 (File No. 333-68114) filed with the Securities and Exchange Commission on February 25, 2005.

(10) Filed Herein.


Item 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


  NAME AND PRINCIPAL BUSINESS ADDRESS*             POSITION AND OFFICES WITH DEPOSITOR
  ------------------------------------             -----------------------------------
Ronald R. Anderson                          Director
Donald Childs                               Director
Marshall Coyle                              Director
Kenneth Dierschke                           Director
Ben M. Gramling, II                         Director
Bruce L. Hiatt                              Director
Randy Veach                                 Director
Kenneth M. Middleton, II                    Director
Bryan Mitchell                              Director
Sam Moore                                   Director
Lloyd Arthur                                Director
Wayne F. Pryor                              Director
Stanley E. Reed                             Director
Rick Roth                                   Director
David Waide                                 Director
David M. Winkles, Jr                        Director
Larry B. Wooten                             Director
J.M. Wright, Jr.                            Director
Carl B. Loop, Jr.                           Chairman of the Board and President
Wayne Dollar                                First Vice President and Director
J. Joseph Stroble                           Executive Vice President, C.E.O.
Laurence E. Favreau                         Senior Vice President, C.F.O.
Gino Gianfrancesco                          Senior Vice President, Marketing
Randy Johns                                 Senior Vice President, Policy Administration and
                                            Assistant Secretary
Sherrell Ballard                            Vice President, Information Systems
Denny Blaylock                              Vice President, Underwriting
David N. Duddleston, M.D.                   Vice President, Medical Director
Richard G. Fielding                         Vice President, Chief Actuary
Philip R. Hogue                             Vice President, Realty Investments
Kenneth P. Johnston                         Vice President, Product Development
Richard D. McClure                          Vice President, Claims
Walt Olson                                  Vice President, Chief Investment Officer
Joseph A. Purvis                            Senior Vice President, General Counsel and
                                            Secretary
E.J. "Bubby" Trosclair                      Vice President, Agency
Robert E. Ward, Jr.                         Vice President, Controller

  NAME AND PRINCIPAL BUSINESS ADDRESS*             POSITION AND OFFICES WITH DEPOSITOR
  ------------------------------------             -----------------------------------
Billy Sims                                  Vice President, Human Resources
Glen Castle                                 Vice President, Group, Pension and Variable
                                            Product Administration
Perry McGaugh                               Vice President, Legal


----------
* The principal business address for each officer and director is 1401 Livingston Lane Jackson, Mississippi 39213.

Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

               The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Arkansas Farm Bureau Investment Corporation, Florida Farm Bureau Holding Corporation, Georgia Farm Bureau Federation Holding Co. Inc., Kentucky Farm Bureau Investment Corporation, Louisiana Farm Bureau Investment Corporation, Mississippi Farm Bureau Investment Corporation, North Carolina Farm Bureau Investment Corporation, South Carolina Farm Bureau Investment Corporation, Texas Farm Bureau Investment Corporation and Virginia Farm Bureau Holding Corporation. The Company and its affiliates are described more fully in the prospectus included in this registration statement. An organizational chart is set forth below.

                                                                     PERCENT OF VOTING
               NAME                                 JURISDICTION     SECURITIES OWNED
               ----                                 ------------     ----------------
               Arkansas Farm Bureau                  Arkansas        Controlling interest owned
                   Investment Corporation                            by Arkansas Farm Bureau
                                                                     Federation
               Florida Farm Bureau Holding            Florida        Controlling interest owned
                   Corporation                                       by Florida Farm Bureau
                                                                     Federation
               Georgia Farm Bureau                    Georgia        Controlling interest owned
                   Federation Holding Co., Inc.                      by Georgia Farm Bureau
                                                                     Federation
               Kentucky Farm Bureau                   Kentucky       Controlling Interest owned
                   Investment Corporation                            by Kentucky Farm Bureau
                                                                     Federation
               Louisiana Farm Bureau                 Louisiana       Controlling Interest owned
                   Investment Corporation                            by Louisiana Farm Bureau
                                                                     Federation
               Mississippi Farm Bureau              Mississippi      Controlling Interest Owned
                   Investment Corporation                            by Mississippi Farm Bureau
                                                                     Federation
               North Carolina Farm Bureau          North Carolina    Controlling Interest Owned
                   Investment Corporation                            by North Carolina Farm
                                                                     Bureau Federation
               South Carolina Farm Bureau          South Carolina    Controlling Interest Owned
                   Investment Corporation                            by South Carolina Farm
                                                                     Bureau Federation
               Texas Farm Bureau Investment            Texas         Controlling Interest Owned
                   Corporation                                       by Texas Farm Bureau
               Virginia Farm Bureau Holding           Virginia       Controlling Interest Owned
                   Corporation                                       by Virginia Farm Bureau
                                                                     Federation

                                                                     PERCENT OF VOTING
               NAME                                 JURISDICTION     SECURITIES OWNED
               ----                                 ------------     ----------------
               Southern Farm Bureau Life            Mississippi      10% of voting securities
                   Insurance Company                                 owned by each of the
                                                                     following:
                                                                     -Arkansas Farm Bureau
                                                                     Investment Corporation
                                                                     -Florida Farm Bureau
                                                                     Holding Corporation
                                                                     -Georgia Farm Bureau
                                                                     Federation Holding Co., Inc.
                                                                     -Kentucky Farm Bureau
                                                                     Investment Corporation
                                                                     - Louisiana Farm Bureau
                                                                     Investment Corporation
                                                                     - Mississippi Farm Bureau
                                                                     Investment Corporation
                                                                     - North Carolina Farm
                                                                     Bureau Investment
                                                                     Corporation
                                                                     - South Carolina Farm
                                                                     Bureau Investment
                                                                     Corporation
                                                                     - Texas Farm Bureau
                                                                     Investment Corporation
                                                                     - Virginia Farm Bureau
                                                                     Holding Corporation
               Southern Capital Life Insurance      Mississippi      Ownership of all voting
                   Company                                           securities by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Southern Farm Bureau Fund            Mississippi      Ownership of all voting
                   Distributor, Inc.                                 securities by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Oakwood Holdings, LLC                Mississippi      100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               One Thousand One Hotel, LLC          Mississippi      50% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Baycastle Properties, L.P.           Mississippi      99% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company as limited partner;
                                                                     1% interest held by MR
                                                                     Properties, LLC as general
                                                                     partner.

                                                                     PERCENT OF VOTING
               NAME                                 JURISDICTION     SECURITIES OWNED
               ----                                 ------------     ----------------
               Annandale Properties, L.P.           Mississippi      99% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company as limited partner;
                                                                     1% interest held by MR
                                                                     Properties, LLC as general
                                                                     partner.
               Cypress Lake Properties, L.P.        Mississippi      99% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company as limited partner;
                                                                     1% interest held by MR
                                                                     Properties, LLC as general
                                                                     partner.
               MR Properties, LLC                   Mississippi      100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Jackson-I55, LLC                     Mississippi      100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Knoxville-Kingston, LLC               Tennessee       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Hou-Hempstead, LLC                      Texas         100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Baton Rouge-Perkins, LLC              Louisiana       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Destin-Poinciana, LLC                  Florida        100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Pearl-Hwy 80, LLC                    Mississippi      100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Belle Chasse-WBC, LLC                 Louisiana       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Lafayette-Pinhook, LLC                Louisiana       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               New Orleans-Baronne, LLC              Louisiana       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company

                                                                     PERCENT OF VOTING
               NAME                                 JURISDICTION     SECURITIES OWNED
               ----                                 ------------     ----------------
               Knoxville-Maynardville, LLC           Tennessee       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Douglas-Peterson, LLC                  Georgia        100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Covington-Holiday, LLC                Louisiana       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Ft. Lauderdale-Broward, LLC            Florida        100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Jackson-Conrad, LLC                   Tennessee       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Chattanooga-Lee, LLC                  Tennessee       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Jackson-Old Canton, LLC              Mississippi      100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               St. Petersburg-Ninth, LLC              Florida        100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Jackson-Echelon, LLC                 Mississippi      100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Memphis-Colony, LLC                   Tennessee       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Akron-Romig, LLC                         Ohio         100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Hudson-Hwy 321, LLC                 North Carolina    100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Memphis-One Place, LLC                Tennessee       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company

                                                                     PERCENT OF VOTING
               NAME                                 JURISDICTION     SECURITIES OWNED
               ----                                 ------------     ----------------
               Waldwick-North, LLC                   New Jersey      100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Picayune-Hwy 43, LLC                 Mississippi      100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Westwood Alpha Limited                 Virginia       99% of ownership interest
               Partnership                                           held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company as limited partner
               Southern Capital Brokerage           Mississippi      100% of ownership interest
               Company, LLC                                          held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company


Item 29.  INDEMNIFICATION

The By-Laws of Southern Farm Bureau Life Insurance Company provide, in part in
Article XII, as follows:

                                   ARTICLE XII

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

          The Company shall indemnify to the maximum extent allowed by Mississippi law, any director or officer thereof, who is made party to any suit or proceeding because he is or was a director or officer, provided that the director or officer has met the standard of conduct set out in Mississippi Code of 1972 Annotated Section 79-4-8.51(a-d), and indemnification is not otherwise provided for by any insurance coverage available to such director or officer. Any question as to whether a director or officer has met the applicable standard of conduct will be determined by an independent special legal counsel selected by the Board of Directors.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  PRINCIPAL UNDERWRITER

     (a) OTHER ACTIVITY. Southern Farm Bureau Fund Distributor, Inc. is the registrant's principal underwriter. It is also the principal underwriter for Southern Farm Bureau Life Variable Account.

     (b) MANAGEMENT. The following information is furnished with respect to the officers and directors of Southern Farm Bureau Fund Distributor, Inc.:

                                               POSITIONS AND OFFICES
               NAME AND PRINCIPAL              WITH SOUTHERN FARM BUREAU FUND
               BUSINESS ADDRESS*               DISTRIBUTOR, INC.
               ------------------              -----------------
               Laurence E. Favreau             President and Treasurer
               Joseph A. Purvis                General Counsel and Secretary
               Glen Castle                     Vice President and Assistant
                                               Secretary
               Carl B. Loop, Jr.               Director
               Ronald R. Anderson              Director
               Donald Childs                   Director
               Marshall Coyle                  Director
               Kenneth Dierschke               Director
               Wayne Dollar                    Director
               Ben M. Gramling, II             Director
               Bruce L. Hiatt                  Director
               Randy Veach                     Director
               Kenneth M. Middleton, II        Director
               Bryan Mitchell                  Director
               Sam Moore                       Director
               Lloyd Arthur                    Director
               Wayne F. Pryor                  Director
               Stanley E. Reed                 Director
               Rick Roth                       Director
               David Waide                     Director
               David M. Winkles, Jr.           Director
               Larry B. Wooten                 Director
               John Milton Wright, Jr.         Director

----------
*    Principal business address is 1401 Livingston Lane, Jackson, Mississippi,
     39213.

(c) COMPENSATION FROM THE REGISTRANT. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


    (1)                     (2)                 (3)             (4)             (5)
  NAME OF            NET UNDERWRITING
 PRINCIPAL             DISCOUNTS AND      COMPENSATION ON     BROKERAGE        OTHER
UNDERWRITER             COMMISSIONS          REDEMPTION      COMMISSIONS    COMPENSATION
-----------             -----------          ----------      -----------    ------------
Southern Farm        $   73,555.00              N/A              N/A            N/A
  Bureau Fund
Distributor, Inc.





Item 31.  LOCATION OF ACCOUNTS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 1401 Livingston Lane, Jackson, Mississippi 39213.

Item 32.  MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B.

Item 33.  FEE REPRESENTATION

     The Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Southern Farm Bureau Life Variable Life Account and Southern Farm Bureau Life Insurance Company certify that they meet all the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Jackson and State of Mississippi, on the 26th day of April, 2005.


                                                              SOUTHERN FARM BUREAU LIFE VARIABLE LIFE
                                                                         ACCOUNT (REGISTRANT)

Attest:   /s/ Joseph A. Purvis                          By:   /s/ J. Joseph Stroble
       -----------------------------------------           ---------------------------------
       JOSEPH A. PURVIS                                               J. JOSEPH STROBLE
       Senior Vice President, General Counsel                         Executive Vice President
       and Secretary                                                  and Chief Executive Officer

                                                        By:  SOUTHERN FARM BUREAU LIFE INSURANCE
                                                             COMPANY (DEPOSITOR)


Attest:    /s/ Joseph A. Purvis                         By:       /s/ J. Joseph Stroble
       -----------------------------------------           ---------------------------------
       JOSEPH A. PURVIS                                               J. JOSEPH STROBLE
       Senior Vice President, General Counsel                         Executive Vice President
       and Secretary                                                  and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 26, 2005.



              SIGNATURES                               TITLE                         DATE
              ----------                               -----                         ----
 /s/ J. Joseph Stroble                      Executive Vice President,           April 26, 2005
------------------------------------        Chief Executive Officer
     J. JOSEPH STROBLE                      (Principal Executive Officer)

 /s/ Laurence E. Favreau                 Senior Vice President,                 April 26, 2005
------------------------------------        Chief Financial Officer
     LAURENCE E. FAVREAU                    (Principal Financial Officer)

/s/  *                                   President and Chairman of the Board    April 26, 2005
------------------------------------
     CARL B. LOOP, JR.

/s/  *                                   First Vice President and Director      April 26, 2005
------------------------------------
     WAYNE DOLLAR

/s/  *                                   Director                               April 26, 2005
------------------------------------
     RONALD R. ANDERSON

/s/  *                                   Director                               April 26, 2005
------------------------------------
     DONALD CHILDS

/s/  *                                   Director                               April 26, 2005
------------------------------------
     MARSHALL COYLE

/s/  *                                   Director                               April 26, 2005
------------------------------------
     KENNETH DIERSCHKE

/s/  *                                   Director                               April 26, 2005
------------------------------------
     BEN M. GRAMLING, II

/s/  *                                   Director                               April 26, 2005
------------------------------------
     BRUCE L. HIATT

/s/  *                                   Director                               April 26, 2005
------------------------------------
     RANDY VEACH

/s/  *                                   Director                               April 26, 2005
------------------------------------
     KENNETH M. MIDDLETON, II

/s/  *                                   Director                               April 26, 2005
------------------------------------
     BRYAN MITCHELL

/s/  *                                   Director                               April 26, 2005
------------------------------------
     SAM MOORE

/s/  *                                   Director                               April 26, 2005
------------------------------------
     LLOYD ARTHUR

/s/  *                                   Director                               April 26, 2005
------------------------------------
     WAYNE F. PRYOR

/s/  *                                   Director                               April 26, 2005
------------------------------------
     STANLEY E. REED

/s/  *                                   Director                               April 26, 2005
------------------------------------
     RICK ROTH

/s/  *                                   Director                               April 26, 2005
------------------------------------
     DAVID WAIDE

/S/  *                                   Director                               April 26, 2005
------------------------------------
     DAVID M. WINKLES, JR.

/S/  *                                   Director                               April 26, 2005
------------------------------------
     LARRY B. WOOTEN

/S/  *                                   Director                               April 26, 2005
------------------------------------
     J.M. WRIGHT, JR.


*By:    /s/ Joseph A. Purvis                                   April 26, 2005
     ----------------------------------------------------
        Joseph A. Purvis, Pursuant to Power of Attorney

                                  EXHIBIT INDEX


     EXHIBIT           DESCRIPTION
     -------           -----------
     26(11)            Opinion and Consent of Joseph A. Purvis
     26(12)            Opinion of Kenneth P. Johnston
     26(14) (a)        Consent of Sutherland Asbill & Brennan LLP
     26(14) (b)        Consent of KPMG LLP